                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                  SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[Letterhead of Southeast Interactive Technology Funds -- Letter to Fund I Shareholders]







                                 July __, 1997




Dear Shareholder:

     Enclosed are the Notice, Joint Proxy Statement/Private Placement Memorandum, and Appointment of Proxy for the 1997 Annual Meeting of Shareholders of Southeast Interactive Technology Fund I, LLC ("Fund I"). At the Annual Meeting, Shareholders will (1) consider and act upon a proposal for Southeast Interactive Technology Fund II, LLC ("Fund II") to reorganize and become part of Fund I; (2) elect seven Directors; and (3) ratify the selection of Price Waterhouse LLP as independent accountants. If the reorganization proposal is approved and implemented, each shareholder of Fund II will exchange his or her Fund II shares for an equal number of Fund I shares on a tax-free basis and Fund II will be merged with and into Fund I. THE DIRECTORS BELIEVE EACH PROPOSAL IS IN THE BEST INTERESTS OF THE SHAREHOLDERS OF FUND I AND RECOMMEND THAT YOU VOTE FOR EACH PROPOSAL.

     Your vote is important regardless of how many shares you own. Please take a few minutes to review the Joint Proxy Statement/Private Placement Memorandum carefully and sign and return the Appointment of Proxy at your earliest convenience even if you plan to attend the meeting. Voting your shares early will permit Fund I to avoid costly follow-up mail and telephone solicitations. I urge you to complete and return the Appointment of Proxy in the enclosed postage-paid envelope today. If you have any questions, please call us at
(919)558-8324; we will be happy to respond.

                                                Sincerely,



                                                David C. Blivin, CPA
                                                Managing Director

[Letterhead of Southeast Interactive Technology Funds -- Letter to Fund II Shareholders]








                                 July __, 1997




Dear Shareholder:

     Enclosed are the Notice, Joint Proxy Statement/Private Placement Memorandum, and Appointment of Proxy for a Special Meeting of Shareholders of Southeast Interactive Technology Fund II, LLC ("Fund II") to consider and act upon a proposal that Fund II reorganize and become part of Southeast Interactive Technology Fund I, LLC ("Fund I"). If the reorganization proposal is approved and implemented, each shareholder of Fund II will exchange his or her Fund II shares for an equal number of Fund I shares on a tax-free basis and Fund II will be merged with and into Fund I. THE DIRECTORS BELIEVE THE REORGANIZATION PROPOSAL IS IN THE BEST INTERESTS OF THE SHAREHOLDERS OF FUND II AND RECOMMEND THAT YOU VOTE FOR THE REORGANIZATION PROPOSAL.

     Your vote is important regardless of how many shares you own. Approval of the reorganization proposal requires the favorable vote of at least two-thirds of the outstanding shares of Fund II. Please take a few minutes to review the Joint Proxy Statement/Private Placement Memorandum carefully and sign and return the Appointment of Proxy at you earliest convenience even if you plan to attend the meeting. Voting your shares early will permit Fund II to avoid costly follow-up mail and telephone solicitations. I urge you to complete and return the Appointment of Proxy in the enclosed postage-paid envelope today.
If you have any questions, please call us at (919)558-8324; we will be happy to respond.

                                                        Sincerely,



                                                        David C. Blivin, CPA
                                                        Managing Director

                  SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
                       2525 MERIDIAN PARKWAY, SUITE 300A
                         DURHAM, NORTH CAROLINA  27713



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                  SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
                           TO BE HELD AUGUST 8, 1997



     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders of Southeast Interactive Technology Fund I, LLC, a North Carolina limited liability company ("Fund I"), will be held at __________________________________ on Friday, August 8, 1997 at 10:00 a.m. and
at any adjournments thereof, for the purpose of considering and acting upon the following matters:

     1. To approve an Agreement and Plan of Merger and amended Operating Agreement pursuant to which (i) Southeast Interactive Technology Fund II, LLC ("Fund II") would be merged with and into Fund I and (ii) each shareholder of Fund II would receive one share of Fund I in exchange for each share of Fund II held thereby;

     2. To elect seven directors of Fund I to serve until the 1998 Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

     3. To ratify the appointment of Price Waterhouse LLP as the independent public accountants of Fund I for the year ending December 31, 1997; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     All shareholders of record at the close of business on June 30, 1997 will be entitled to vote at the meeting or any adjournment thereof.


                                                By order of the Managers,


                                                David C. Blivin, CPA
                                                Managing Director

                 SOUTHEAST INTERACTIVE TECHNOLOGY FUND II, LLC
                       2525 MERIDIAN PARKWAY, SUITE 300A
                         DURHAM, NORTH CAROLINA  27713



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                 SOUTHEAST INTERACTIVE TECHNOLOGY FUND II, LLC
                           TO BE HELD AUGUST 8, 1997



     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Southeast Interactive Technology Fund II, LLC, a North Carolina limited liability company ("Fund II"), will be held at __________________________________ on Friday,
August 8, 1997 at 10:00 a.m. and at any adjournments thereof, for the purpose of considering and acting upon the following matters:

     1. To approve an Agreement and Plan of Merger pursuant to which (i) Fund II would be merged with and into Southeast Interactive Technology Fund I, LLC ("Fund I") and (ii) each shareholder of Fund II would receive one share of Fund I in exchange for each share of Fund II held thereby; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     All shareholders of record at the close of business on June 30, 1997 will be entitled to vote at the meeting or any adjournment thereof.


                                        By order of the Managers,


                                        David C. Blivin, CPA
                                        Managing Director

        PROXY STATEMENT AND                                                PROXY
     PRIVATE PLACEMENT MEMORANDUM                                        STATEMENT

--------------------------------------------              ---------------------------------------------
    Annual Meeting of Shareholders                                        Special
            August 8, 1997                                        Meeting of Shareholders
   130 Shares of Membership Interest                                  August 8, 1997
--------------------------------------------              ---------------------------------------------
SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC              SOUTHEAST INTERACTIVE TECHNOLOGY FUND II, LLC
   2525 MERIDIAN PARKWAY, SUITE 300A                         2525 MERIDIAN PARKWAY, SUITE 300A
     DURHAM, NORTH CAROLINA  27713                             DURHAM, NORTH CAROLINA  27713

     This Joint Proxy Statement/Private Placement Memorandum (the "Disclosure Document") is being furnished by Southeast Interactive Technology Fund I, LLC, a North Carolina limited liability company ("Fund I"), to the holders of shares of membership interest in Fund I ("Fund I Shareholders") as a proxy statement in connection with the solicitation of appointments of proxy by the managers of Fund I ("Fund I Directors") for use at the annual meeting of Fund I Shareholders to be held at 10:00 a.m. on Friday, August 8, 1997, at _________________________ (the "Fund I Annual Meeting") and at any adjournments thereof. The Fund I Annual Meeting has been called for the purpose of considering and acting upon the following proposals: (i) to approve an Agreement and Plan of Merger and amended Operating Agreement pursuant to which Southeast Interactive Technology Fund II, LLC ("Fund II") would be merged with and into Fund I (the "Merger") and each shareholder of Fund II would receive one share of Fund I in exchange for each share of Fund II held thereby; (ii) to elect seven Fund I Directors to serve until the 1998 Annual Meeting of Fund I Shareholders and until their successors have been duly elected and qualified;
(iii) to ratify the appointment of Price Waterhouse LLP as the independent public accountants of Fund I for the year ending December 31, 1997; and (iv) to transact such other business as may properly come before the meeting or any adjournments thereof.

     This Disclosure Document is being furnished by Fund II to the holders of shares of membership interest in Fund II ("Fund II Shareholders") as a proxy statement in connection with the solicitation of appointments of proxy by the managers of Fund II ("Fund II Directors") for use at a special meeting of Fund II Shareholders to be held at 10:00 a.m. on Friday, August 8, 1997, at _______________________ (the "Fund II Special Meeting") and at any adjournments thereof. The Fund II Special Meeting will be convened immediately subsequent to the Fund I Annual Meeting and has been called for the purpose of considering and acting upon a proposal to approve the Agreement and Plan of Merger and to transact such other business as may properly come before the meeting or any adjournments thereof. This Disclosure Document also is being furnished by Fund I to Fund II Shareholders as a private placement memorandum relating to the shares of membership interest in Fund I (the "Fund I Shares") that will be issued to the holders of shares of membership interest in Fund II (the "Fund II Shares") upon consummation of the Merger.


THE FUND I SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
    ACCURACY OR ADEQUACY OF THIS DISCLOSURE DOCUMENT.  ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.


             The date of this Disclosure Document is July __, 1997.

                               TABLE OF CONTENTS



Summary ...................................................................  1
The Fund I Annual Meeting .................................................  3
The Fund II Special Meeting ...............................................  5
The Merger Proposal
 Background and Reasons for the Merger ....................................  7
 Terms of the Merger ......................................................  7
 Operating Agreement Amendments ...........................................  8
 Certain Tax Aspects of the Merger ........................................  9
Proposal to Elect Fund I Directors ........................................  10
Proposal to Ratify the Appointment of Accountants for Fund I ..............  14
Additional Information About Fund I
 Special Investment Considerations ........................................  15
 Industry Overview ........................................................  18
 Investment Policy and Strategy ...........................................  20
 Investment Advisor .......................................................  24
 Technical and Business Consultants to the Advisor ........................  24
 Management ...............................................................  27
 Custodian ................................................................  28
 Distributions and Allocations ............................................  29
 Term .....................................................................  29
 Management Expenses ......................................................  29
 Determination of Net Asset Value .........................................  30
 Conflicts of Interests ...................................................  31
 Related Parties and Transactions with Affiliates .........................  31
 Fiduciary Responsibility of the Advisor and the Directors ................  32
 Federal Income Tax Considerations ........................................  32
 Investment by Employee Benefit Plans and Individual Retirement Accounts ..  42
 Summary of the Operating Agreement .......................................  43
 Federal Securities Acts and Private Placement Status .....................  45

                                    SUMMARY

        The following summary is qualified in its entirety by the more detailed information, amended operating agreement and financial statements appearing elsewhere in this Disclosure Document. Fund II Shareholders should carefully consider the information discussed under "Additional Information About Fund I - Special Investment Considerations" which begins on page __.

FUND I AND THE LIMITED LIABILITY COMPANY FORM OF ORGANIZATION

        Fund I is a closed-end management investment company organized as a North Carolina limited liability company. A limited liability company is a statutory form of business organization that blends many of the characteristics of the corporation and the partnership. The equity holders of a limited liability company are designated by the statute as its "members," but are referred to herein as "shareholders." Their rights and duties, and the manner of conducting the affairs of the company, are defined in large part by an operating agreement, which is the functional equivalent of a partnership agreement. Management of the affairs of a limited liability company is vested in its "managers," who are comparable in many respects to the directors of a corporation and are referred to as such herein.

        On August 28, 1995, Fund I filed a Registration Statement on Form N-2 to register under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment strategy of Fund I is to invest in securities of technology companies located in the southeastern United States which are involved in the fields of interactive information and visual technologies. The investment advisor to Fund I is Montrose Venture Partners, LLC (the "Advisor"). In June 1995, Fund I completed a private offering of 244 Fund I Shares pursuant to which $6,100,000 in gross proceeds was raised from 168 investors. Subsequent to the completion of this private offering, Fund I invested in the securities of a number of portfolio companies meeting its investment criteria.

FUND II

        Fund II also is a closed-end management investment company organized as a North Carolina limited liability company. Fund I is not registered under the 1940 Act. In electing not to register under the 1940 Act, Fund II relied upon the exemption provided by Section 3(c)(1) thereunder for investment companies whose outstanding securities are beneficially owned by not more than 100 persons. The investment strategy of Fund II is substantially similar to the investment strategy of Fund I. In December 1996, Fund II held the initial closing of a private offering pursuant to which $3,250,000 in gross proceeds was raised from 75 investors through the sale of 130 Fund II Shares. Since the initial closing, Fund II has invested in the securities of one portfolio company and has approximately $2,500,000 in available investment funds presently held in cash or invested in cash equivalent investments. The Advisor also serves as the investment advisor to Fund II. There is significant overlap among the Directors of Fund I and Fund II. W. Clay Hamner, David C. Blivin, and M. Lee Bryan, Wayne
M. Rogers and Terry Sanford currently serve as Directors of Fund I and Fund II.

THE ADVISOR

        The Advisor is organized as a North Carolina limited liability company. Its shareholders are Messrs. Blivin, Bryan and Hamner and William P. Glenn. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

THE MERGER PROPOSAL

        The directors of Fund I and Fund II and the Advisor have recommended that the two Funds be merged, with Fund I continuing as the surviving entity. The primary reasons for the Merger are to allow the shareholders of each Fund to benefit from the additional diversification of a larger investment pool and to reduce aggregate administrative costs. See "The Merger Proposal - Reasons for the Merger." The Merger must be approved by the shareholders of each Fund. See "The Fund I Annual Meeting" and "The Fund II Special Meeting." If the Merger is approved, upon closing the separate legal existence of Fund II will cease, each Fund II Shareholder will receive one Fund I Share for each Fund II Share held thereby and the Operating Agreement of Fund I will be amended. See "Appendix B." Except as described below, the newly issued Fund I Shares will have identical rights and privileges to those of the existing Fund I Shares. In order to compensate the existing Fund I Shareholders for the cost of capital they have borne during the two-year existence of Fund I, each Fund I Share outstanding immediately prior to the Merger will be entitled to receive over the life of Fund I an additional return equal to $6,250 per Fund I Share. Until this special return has been paid in full, distributions will be shared by all investors as if the additional $6,250 per historic Fund I Share had been contributed to Fund I as an original capital contribution and an additional one-fourth share per historic Fund I Share had been issued therefor. After the special return has been paid in full, distributions will be shared by all Fund I Shareholders in proportion to their actual ownership of Fund I Shares. See "The Merger Proposal
- Terms of the Merger."

ADDITIONAL INFORMATION ABOUT FUND I

        Because Fund II Shareholders are being asked to make an investment decision regarding an exchange of their Fund II Shares for Fund I Shares by voting "FOR" the Merger, certain information is included herein regarding the investment strategy, management and financial position and operations of Fund
I. This information is provided to enable Fund II Shareholders to make an informed investment decision regarding the Merger. See "Proposal to Elect Fund I Directors," "Additional Information About Fund I" and "Financial Statements."

                In addition, Fund II Shareholders are urged to contact the Advisor at (919)558-8324 to ask questions and receive answers concerning the terms and conditions of the Merger and to request any additional information which the Advisor or Fund I may possess or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of any information included in this Disclosure Document. Representatives of the Advisor also will be present at the Fund I Annual Meeting and Fund II Special Meeting to respond to questions regarding the Merger and Fund I.

OTHER PROPOSALS

        Because this Disclosure Document also is being distributed by the directors of Fund I to solicit proxies for use at the Fund I Annual Meeting, descriptions of the proposals to be acted upon at that meeting are included herein. See "Proposal to Elect Fund I Directors" and "Proposal to Ratify the Appointment of Accountants."

                           THE FUND I ANNUAL MEETING


GENERAL

     This Disclosure Document is being distributed in connection with the solicitation by the Fund I Directors of appointments of proxy in the form enclosed herewith for use at the 1997 Annual Meeting of Shareholders of Fund I and any adjournments thereof. The Fund I Annual Meeting will be held on Friday, August 8, 1997, beginning at 10:00 a.m. at _____________________.

VOTING OF PROXIES; REVOCATION

     Persons named on the enclosed appointment of proxy as proxies for the Fund I Shareholders at the Fund I Annual Meeting are David C. Blivin and E. Lee Bryan. Fund I Shares represented by each appointment of proxy which is properly executed, returned and not revoked will be voted in accordance with the directions thereon. If no directions are given, those Fund I Shares will be voted "FOR" the election of each of the seven nominees named herein and "FOR" each of the other proposals described herein. If, at or before the Fund I Annual Meeting, any nominee becomes unavailable for any reason, the proxies will be authorized to vote for a substitute nominee. On such other matters as may properly come before the Fund I Annual Meeting, the proxies will be authorized to vote Fund I Shares represented by appointments of proxy in accordance with their best judgment.

     A shareholder may revoke an appointment of proxy, at any time before the shares represented by it have been voted, by filing with Fund I at the address above an instrument revoking it or a properly executed appointment of proxy bearing a later date, or by attending the Fund I Annual Meeting and announcing his or her intention to vote in person.

EXPENSES OF THE SOLICITATION

     Fund I will pay the cost of preparing, assembling and mailing this Disclosure Document to Fund I Shareholders and certain other proxy solicitation expenses. In addition to the use of mail, appointments of proxy may be solicited in person or by telephone by officers, directors or employees of Fund I or the Advisor without additional compensation.

RECORD DATE

     The Board of Directors has set June 30, 1997 as the record date for the determination of Fund I Shareholders entitled to notice of and to vote at the Fund I Annual Meeting. Only Fund I Shareholders of record on that date will be entitled to vote at the Fund I Annual Meeting.

VOTING SECURITIES

     The voting securities of Fund I are its units of limited liability company membership interest, of which 244 were outstanding on the record date.

VOTING PROCEDURES; VOTES REQUIRED FOR APPROVAL

     The representation in person or by proxy of a majority of the votes entitled to be cast is necessary to provide a quorum at the Fund I Annual Meeting. At the Fund I Annual Meeting, each Fund

I Shareholder will be entitled to cast one vote for each Fund I Share held of record on the record date for each matter submitted for voting and, in the election of directors, for each director to be elected.

     In voting for directors, the seven nominees receiving the highest numbers of votes will be elected. With respect to the election of directors, votes may be cast in favor of nominees or withheld. Withheld votes are not treated as votes cast and, therefore, have no effect on the election of directors.
Because consummation of the Merger will require an amendment to the Operating Agreement of Fund I, the Merger proposal must be approved by the holders of not less than two-thirds (66) of the Fund I Shares outstanding on the record date. The proposal to ratify the appointment of independent public accountants and any other proposal properly before the Fund I Annual Meeting will be approved if the number of votes cast for approval exceeds the number of votes cast against approval on each such proposal.

AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF VOTING SECURITIES

     The following table sets forth certain information regarding the beneficial ownership of Fund I Shares as of the record date by (i) any person known to Fund I to be the beneficial owner of more than five percent of the Fund I Shares and (ii) each director or nominee for director. Each person included on the table has sole voting power and sole investment power with respect the Fund I Shares beneficially owned thereby.


NAME AND ADDRESS OF              AMOUNT AND NATURE OF
BENEFICIAL OWNER                BENEFICIAL OWNERSHIP(1)      PERCENT OF CLASS(2)
-------------------             -----------------------      -------------------
Interstate/Johnson Lane
  Corporation                               14                      5.7%
David C. Blivin                              1                        *
E. Lee Bryan                                 1                        *
W. Clay Hamner                               1                        *
Wayne M. Rogers                              1                        *
Terry Sanford                                1                        *
Scott Anderson                             ---                      ---
Paul Coleman                               ---                      ---

------------------

     (1) Amounts presented are the number of Fund I Shares held by each person.
     (2) An "*" indicates less than one percent.

            SECTION 30(F) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(f) of the 1940 Act requires every person who is an officer, director, member of an advisory board, investment adviser or an affiliate of an investment adviser of a registered investment company or who own more than ten percent of a registered investment company's outstanding securities to file initial reports of ownership and reports of changes in their ownership of such securities with the SEC. Reporting persons are required by SEC regulations to furnish Fund I with copies of all Section 30(f) forms they file. To the Advisor's knowledge, based solely on its review of the copies of such reports received by Fund I, all Section 30(f) filing requirements applicable to Fund I's reporting persons were complied with during the year ended December 31, 1996.

                          THE FUND II SPECIAL MEETING

GENERAL

     This Disclosure Document is being distributed in connection with the solicitation by the Board of Directors of Fund II of appointments of proxy in the form enclosed herewith for the a special meeting of shareholders of Fund II and any adjournments thereof. The Fund II Special Meeting will be held on Friday, August 8, 1997, beginning at 10:00 a.m. at _____________________.

VOTING OF PROXIES; REVOCATION

     Persons named on the enclosed appointment of proxy as proxies for the Fund II Shareholders at the Fund II Special Meeting are David C. Blivin and E. Lee Bryan. Fund II Shares represented by each appointment of proxy which is properly executed, returned and not revoked will be voted in accordance with the directions thereon. If no directions are given, those Fund II Shares will be voted "FOR" the Merger proposal. On such other matters as may properly come before the Fund II Special Meeting, the proxies will be authorized to vote Fund II Shares represented by appointments of proxy in accordance with their best judgment.

     A shareholder may revoke an appointment of proxy at any time before the share represented by it have been voted by filing with Fund II at the address above an instrument revoking it or a properly executed appointment of proxy bearing a later date, or by attending the Fund II Special Meeting and announcing his or her intention to vote in person.

EXPENSES OF THE SOLICITATION

     Fund II will pay the cost of preparing, assembling and mailing this Disclosure Document to Fund II Shareholders and certain other proxy solicitation expenses. In addition to the use of mail, appointments of proxy may be solicited in person or by telephone by officers, directors or employees of Fund II or the Advisor without additional compensation.

RECORD DATE

     The Board of Directors has set June 30, 1997 as the record date for the determination of Fund II Shareholders entitled to notice of and to vote at the Fund II Special Meeting. Only Fund II Shareholders of record on that date will be entitled to vote at the Fund II Special Meeting.

VOTING SECURITIES

     The voting securities of Fund II are its units of limited liability company membership interest, of which 130 were outstanding on the record date for the Fund II Special Meeting.

VOTING PROCEDURES; VOTES REQUIRED FOR APPROVAL

     The representation in person or by proxy of a majority of the votes entitled to be cast is necessary to provide a quorum at the Fund II Special Meeting. At the Fund II Special Meeting, each Fund II Shareholder will be entitled to cast one vote for each Fund II Share held of record on the record date for each matter submitted for voting and, in the election of directors, for each director to be elected. The Merger proposal must be approved by the holders of not less than two-thirds (66 2/3%) of the Fund

II Shares outstanding on the record date. Any other proposal properly before the Fund II Special Meeting will be approved if the number of votes cast for approval exceeds the number of votes cast against approval on each such proposal.

AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF VOTING SECURITIES

     The following table sets forth certain information regarding the beneficial ownership of Fund II Shares as of the record date by (i) any person known to Fund II to be the beneficial owner of more than five percent of the Fund II Shares and (ii) each director or nominee for director. Each person included on the table has sole voting power and sole investment power with respect the Fund II Shares beneficially owned thereby.





                                AMOUNT AND
                                NATURE OF
NAME AND ADDRESS OF             BENEFICIAL
BENEFICIAL OWNER                OWNERSHIP            PERCENT OF CLASS
-------------------             ----------           ----------------
David C. Blivin                      1                        *
E. Lee Bryan                         1                        *
W. Clay Hamner                       1                        *
Wayne M. Rogers                      1                        *
Terry Sanford                        1                        *
Scott Anderson                      --                       --
Paul Coleman                        --                       --


---------------
     *  Indicates less than one percent.

                              THE MERGER PROPOSAL


     Capitalized terms used in this Disclosure Document and not otherwise defined herein have the meanings set forth in the Operating Agreements of Fund I and Fund II. Unless the context otherwise requires, the term "Fund" used alone refers to Fund I as the surviving Fund after the Merger.

REASONS FOR THE MERGER

     The directors of both Funds and the Advisor have recommended that the two Funds be merged, with Fund I continuing as the surviving entity. The Advisor and the directors of both Funds believe that the Merger will be beneficial for the shareholders of both Funds for the following reasons:

      - Fund I Shareholders would benefit from additional diversification, and would be able to take advantage of the merged Fund's ability to have additional available uninvested funds to consolidate investments in the best existing portfolio companies.

      - Fund II Shareholders would benefit from the diversification of their investments and their participation in the existing investments of Fund I. The Advisor believes that the Fund I portfolio is well positioned for growth.

      - The Advisor believes that the Funds' aggregate administrative costs will be reduced due to economies of scale and elimination of duplicative services.

TERMS OF THE MERGER

     On the effective date of the Merger, Fund II will be merged into Fund I. Fund I will succeed to all of the assets and liabilities of Fund II and the separate existence of Fund II will cease. Each outstanding Fund II Share will be exchanged for one Fund I Share. Except as described below, the newly issued Fund I Shares will have identical rights and privileges to those of the existing Fund I Shares. The capital accounts of existing Fund I Shareholders will not change as a result of the Merger.

     In order to compensate the existing Fund I Shareholders for the cost of capital they have borne during the two-year existence of Fund I, each Fund I Share outstanding immediately prior to the Merger will be entitled to receive over the life of Fund I an additional return (the "Special Return") equal to $6,250 per Fund I Share, to the extent net profits are available. Until the Special Return has been paid in full, distributions of profits will be shared by all investors as if the additional $6,250 per historic Fund I Share had been contributed to Fund I as an original capital contribution and an additional one-fourth share per historic Fund I Share had been issued therefor. After the Special Return has been paid in full, distributions will be shared by all Fund I Shareholders in proportion to their actual ownership of Fund I Shares.

     Accordingly, each outstanding historic Fund I Share will be allocated $1.25 for each $1.00 allocated to each historic Fund II Share until historic Fund I Shareholders have received $31,250 per Share and historic Fund II Shareholders have received $25,000 per Share. Thereafter, allocations and distributions will be pro rata among all Fund I Shares.

     For example, assume for purposes of simplicity that only one Fund I Share and one Fund II Share were outstanding prior to the Merger. After the Merger, distributions will be shared as follows:

                                      Historic       Historic
                                     Fund I Share  Fund II Share
                                     ------------  -------------
               First $56,250          $31,250        $25,000

               Next $2 and all
               future distributions         1              1



OPERATING AGREEMENT

     The Operating Agreement of Fund I, as amended, will be the Operating Agreement of the merged Fund. The Operating Agreement will be amended to:


- provide for the issuance of new Fund I Shares to historic Fund II Shareholders pursuant to the Merger;

- provide for the Special Return and sharing of profits and distributions as explained above;

- allow the Fund to continue to accept new investors through December 31, 1997 (who will be issued Fund I Shares treated as historic Fund II Shares for purposes of the Special Return);

- provide for the acceptance of new subscriptions in stages from investors subscribing for at least $500,000 (20 Shares) as follows: 25% upon admission, and the remainder in 25% installments when called by the Fund. This is a benefit offered to investors in Fund II which will be continued in the merged Fund; and

- make conforming changes to allocation, distribution and other provisions appropriate to consummate the transactions described in this Disclosure Document, and certain other changes as marked on Appendix B.


     Fund I Shareholders also should note that the Advisor of the Fund has agreed to reduce the accrued portion of its fees for advisory services to the Fund for the benefit of institutional and other investors who make significant investments in the Fund, as follows:


- With respect to investments of up to $250,000 (ten Shares), the advisory fees will remain as stated in the original Private Placement Memorandum.

- With respect to investments of more than $250,000, but less than or equal to $1,000,000 (40 Shares), the Advisor will remit twenty-five percent (25%) of the accrued fees it receives from the Fund related to those investments directly to the investors making such investments.

- With respect to investments of more than $1,000,000, but less than or equal to $2,500,000 (100 Shares), the Advisor will remit fifty percent (50%) of the accrued fees it receives from the Fund related to those investments directly to the investors making such investments.

- With respect to investments greater than $2,500,000, the Advisor will remit seventy-five percent (75%) of the accrued fees it receives from the Fund related to those investments directly to the investors making such investments.

- The foregoing reductions in advisory fees will (i) apply only to the accrued portion of the Advisor's fees, and only when actually received by the Advisor, and (ii) apply in the case of each investor only to the incremental portions of investments in each layer, so that all investors, regardless of the size of their investment, will incur the same advisory fees with respect to the first $250,000 of their investment. Accordingly, investors who purchase more than $250,000 will in effect realize a higher return on the portion of the investment greater than $250,000, at the expense of the Advisor.

- For example, assume a $325,000 investment in the Fund and $10,000 of distributed accrued investment advisory fees attributed to that investment for the year. This investment is between $250,000 and $1,000,000, therefore $75,000 ($325,000 less $250,000) of the investment is eligible for the advisory fee reduction. The amount of fee reduction is calculated as follows: the portion of the total investment eligible for the fee reduction is 23% ($75,000/$325,000); therefore 23% of the total advisory fees allocable to this investment, or $2,300 (23% of $10,000), is the fee reduction base amount; the fee reduction percentage is 25% because the total investment is between $250,000 and $1,000,000; thus, the total fee reduction in this example is $575 (25% of $2300).


     A copy of the Operating Agreement as amended, marked to show changes from the current Operating Agreement, is attached as Appendix B.

CERTAIN TAX ASPECTS OF THE MERGER

     FEDERAL INCOME TAX CONSIDERATIONS. The Merger is not expected to result in any taxable gain or loss recognition to the shareholders of either Fund. Shareholders of Fund II will take a tax basis in the shares of the merged Fund equal to their tax basis in the Fund II Shares given up in the exchange. On the effective date of the Merger, the tax year of Fund II will end. A short period final return for the period beginning January 1, 1997 and ending on the date of the Merger will be filed for Fund II and the taxable income or loss for the period will be allocated to the former shareholders of Fund II. Fund I will be considered to be the surviving Fund for tax purposes and will file its usual year-end tax return for the period January 1 through December 31, 1997. In connection with such return, the former shareholders of Fund I will be allocated the taxable income or loss for Fund I for the period January 1, 1997 through the date of the Merger, and all shareholders will be allocated the taxable income or loss of the merged Fund for the period from the date of the Merger through December 31, 1997 in accordance with the procedures set forth above.

     It should be noted that the capital accounts of shareholders will be
unchanged by the Merger.    No election will be made by the directors to "book
up" the capital accounts of the pre-Merger Fund I Shareholders. Accordingly, a former Fund I Shareholder will likely have a different capital account than a former Fund II Shareholder or a new shareholder, even if they own the same number of shares, due to the differing experiences of Fund I and Fund II prior to the Merger, including without limitation differences in operating income and expenses, amortization of organizational expenses, and changes against capital accounts for deferred syndication costs. Accordingly, the shareholders would be entitled to differing amounts upon the liquidation of the Fund pursuant to the liquidation provisions of the Operating Agreement.

     NORTH CAROLINA TAX CONSIDERATIONS. The Merger is not expected to have any effect on North Carolina tax credits for investments in a qualified grantee business previously claimed by shareholders of Fund I or Fund II.

     The foregoing is not intended to be an exhaustive discussion of the tax aspects of the Merger or of an investment in the Fund. Each Shareholder should consult his, her or its personal tax advisor concerning the federal, state and local tax laws which may apply to the Shareholder's participation in the Fund.

                       PROPOSAL TO ELECT FUND I DIRECTORS


ELECTION OF DIRECTORS

     The Board of Directors presently consists of five directors. Directors are elected annually and serve until the next annual meeting of Fund I Shareholders and their successors are elected and qualified. Seven Directors are to be elected at the Fund I Annual Meeting. The following table provides certain information with respect to the nominees. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE NOMINEES LISTED BELOW.


NAME               AGE  CURRENT POSITION
----               ---  ----------------
David C. Blivin *  40   Managing Director
Scott Anderson     50   Nominee
E. Lee Bryan *     60   Director
Paul Coleman       65   Nominee
W. Clay Hamner *   51   Director
Terry Sanford      79   Director
Wayne M. Rogers    64   Director

          (*) Messrs. Blivin, Bryan and Hamner are shareholders and directors of the Advisor. Consequently, each of these nominees is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act.

      The education and experience of each nominee is discussed below.

      David C. Blivin - Mr. Blivin is the Chief Financial Officer for Montrose Capital Corporation. He is a 1985 graduate of the Duke University Fuqua School of Business and a Certified Public Accountant. Prior to joining Montrose Capital Corporation, Mr. Blivin worked as a Senior Auditor with Arthur Andersen LLP and in this capacity audited several companies in technology fields. As Chief Financial Officer for Montrose Capital Corporation, Mr. Blivin has negotiated financings and reviewed business plans for a number of entities in which Montrose Capital Corporation has invested. Mr. Blivin has served on the Board of Directors of The Pantry, Inc. and the Triangle Investment Club, a club sponsored by the Durham and Raleigh Chambers of Commerce and the Council for Entrepreneurial Development, to review plans of start-up businesses for investment potential.

      Scott Anderson - Mr. Anderson is the executive responsible for external relations for Cisco Systems, Inc. and has overseen the growth of that company's eastern United States headquarters, which is based in the Research Triangle Park area of North Carolina, by insuring mutual understanding of the missions and objectives of institutions and individuals outside of the company's traditional customer and partnership base and initiating joint projects if interests are shared and the opportunities are compelling. As a marketing, business development and public relations professional, Mr. Anderson has been associated with technology companies in the Research Triangle Park since 1982. He received a degree in business administration from Northwestern University.

      E. Lee Bryan - Mr. Bryan is the founder of One Room Systems, Inc., a multimedia educational products creation and distribution company. See "Related Party Transactions." Prior to founding that company, he was a principal in a number of successful business ventures. In 1984 Mr. Bryan founded Vortech, Inc. ("Vortech"), a company which became a worldwide leader in digital teleradiology. Vortech was subsequently sold to Eastman Kodak Company. In 1988 Mr. Bryan joined CACI International ("CACI"), a major U.S. government systems integrator. As Executive Vice President of CACI, Mr. Bryan spearheaded a major technical and business restructuring for the company. Prior to his involvement in the entities listed, Mr. Bryan developed an extensive background in government and private sector high technology endeavors. Mr. Bryan is a graduate of the United States Naval Academy at Annapolis and a retired officer from the nuclear submarine program. Mr. Bryan has been a high level advisor to the government of the United States for defense and intelligence information systems. He is a trustee of the Center for Excellence in Education and the Profound Paralysis Group. He is a member of the Heart Center board at Duke University Medical Center and the Durham "Smart Start" program board.

      Paul J. Coleman, Jr., Ph.D. - Dr. Coleman is professor of space physics at the University of California at Los Angeles. He holds B.S.E. degrees in mathematics and physics, an M.S. degree in physics, and a Ph.D. in space physics. His professional experience includes positions at the Ramo-Wooldridge Corporation (now TRW Systems), initially as a research scientist and subsequently as manager of a research group, and as manager of NASA's interplanetary sciences program at its headquarters in Washington, D.C. Since 1981, Dr. Coleman has also served as President and Chief Executive Officer of the Universities Space Research Association (USRA), a non-profit corporation owned by more than seventy universities and chartered to facilitate research, development and education in space science and technology. Also, Dr. Coleman is a Trustee of American Technology Initiative, Inc., and has served as a founding member and Chairman of the Oversight Committee for the San Diego Supercomputer Center, a director of the National Institute for Space Commercialization, a member of the Scientific Advisory Committee for the Los Alamos National laboratory and the Lawrence Livermore National Laboratory, and a founding member of the Steering Committee for the California Space Institute. In addition, he is a consultant to the U.S.

      government on research and development. In the private sector, Dr. Coleman is a director of CACI International, Fairchild Space and Defense Corporation, Applied Electron Corporation, and Lasertechnics, Inc. and is a co-founder and a former director of University Technology Transfer, Inc. In addition, he is a consultant to industry on research and development and to the financial community on high-technology enterprises.

      W. Clay Hamner - Mr. Hamner is the Managing Director and Chief Executive Officer of Montrose Capital Corporation. He received his Undergraduate and Masters degrees from the University of Georgia and Doctorate in Business Administration from Indiana University. Mr. Hamner is on the Board of Directors of Vista Resources, Inc. (NYSE); Wendy's International, Inc. (NYSE); He was also a Special Limited Partner in Intersouth I. Formerly, Mr. Hamner served on the Board of Directors of Highland Energy Corporation; Clinton Gas Systems (OTC); Fuqua Industries, Inc. (NYSE); Triton Group, Ltd. (NYSE); and Capital Technology, Inc. Prior to entering private business, Mr. Hamner taught in the Graduate Schools of Business at Northwestern University and Duke University. Mr. Hamner is a Director of the Institute of Private Enterprise at UNC-CH and serves on the Kenan-Flagler School of Business Board of Visitors (UNC-CH), the Fuqua School of Business Board of Visitors (Duke), and the Duke University Medical Center Board of Advisors. He also analyzed and evaluated Duke's nontraditional investments portfolio while on the faculty at Duke. Mr. Hamner will take an active role in the identification of and negotiation with the selected Portfolio Companies, as well as reviewing and helping direct the strategic operations and planning of Portfolio Companies.

      Terry Sanford - Senator Sanford has distinguished himself and the State of North Carolina through his terms as a Governor of North Carolina, President of Duke University, and United States Senator and has gained a reputation as a lifelong educational leader and public servant. Under his innovative leadership, Duke University gained additional national recognition. A graduate of UNC-CH and its School of Law, Senator Sanford holds honorary degrees from approximately 30 American colleges and universities. His years as Governor were marked by innovation in the establishment of the community college system, the Governor's School, the North Carolina School of the Arts, and considerable new support for the public schools. As a member of the United States Senate, he promoted legislation to require an honest and balanced national budget, to reform political campaign practices, and to broaden the opportunities for disadvantaged children in the Head Start program, among numerous other issues. Senator Sanford continues to exemplify a deep devotion to Duke University, serving as President Emeritus and as a Professor of Public Policy. He practices law as a senior partner in the Sanford & Holshouser, P.A. law firm. He is Chairman of a 3-year North Carolina Bar Association study of the causes of crime and corrective actions, the Chairman of the Board of the North Carolina Museum of Art, the Board of North Carolina Electronics Industry Trade Association and is involved in many charitable, legal and educational activities. He has also served on the Board of Directors of ITT Financial Corp., Fuqua Industries, Inc., Golden Corral Corporation and Unocal, Inc.

      Wayne M. Rogers - Mr. Rogers is a well-known professional actor who, in addition to his acting career, has been involved in investment activities for over fifteen years. These include business management of a number of motion picture personalities as well as co-ventures with other prominent individuals and institutions. Mr. Rogers has been a director of The Pantry, Inc., P.H.C., Inc., Electronic Data Controls, Inc., Extek Micro-Systems and Wadell Equipment Company. In addition, he is active in several charitable and philanthropic affairs. He is also a member of the Board of Trustees for the Kenan Institute of Private Enterprise at UNC-CH. Mr. Rogers received a Bachelor of Arts degree from Princeton University. In 1993 and 1994, Mr. Rogers was also a director at Dabney/Resnick, Inc., an investment banking firm.

MEETINGS OF THE BOARD OF DIRECTORS

     During 1996, the Board of Directors met one time and took corporate action one time by unanimous written consent to action without meeting. There are no committees of the Board of Directors and no compensation was paid by Fund I to any member of the Board of Directors during the year.

          PROPOSAL TO RATIFY THE APPOINTMENT OF ACCOUNTANTS FOR FUND I


     The Board of Directors has selected Price Waterhouse LLP as the independent accountants to audit the financial statements of Fund I for the year ending December 31, 1997. A representative of Price Waterhouse LLP is expected to be present at the Fund I Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS FUND I'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1997.

                      ADDITIONAL INFORMATION ABOUT FUND I


SPECIAL INVESTMENT CONSIDERATIONS

     An investment in Fund I is subject to all of the risks customarily associated with an investment in securities. There can be no assurance that Fund I's portfolio investments will be profitable or that any distributions will be made to its shareholders. Any returns to shareholders will be dependent upon the ability of the Advisor to make successful investments, of which there can be no assurance. The Advisor, which is affiliated with certain of the directors, receives substantial compensation from Fund I. In addition to the factors set forth elsewhere herein, Fund II Shareholders are advised to carefully consider the following matters:

     NO MARKET FOR SHARES. Subsequent to the Merger, no holder of Fund I Shares will be permitted to sell or transfer such shares without the consent of the Board of Directors. There are also additional restrictions on transfers of Fund I Shares and one cannot predict, even if a Fund I Share could be sold, what price could be obtained. Therefore, it is highly unlikely that subsequent to the Merger a Fund I Shareholder would be able to liquidate his or her investment prior to the termination of Fund I. Also, any capital appreciation or distributions of Fund I investments may not begin to be realized or received until many years after the Merger. Under the Operating Agreement, all Fund I Shareholders agree not to transfer their Fund I Shares in violation of federal or state securities laws. Fund I Shareholders have no right to require Fund I to redeem their Fund I Shares. Fund I Shareholders also should note that under the Operating Agreement, the directors are not obligated to make a "Section 754 election." See "Federal Income Tax Considerations." Failure to make this election prevents a proposed transferee from taking a "stepped-up" basis in the Fund I Shares, and this might have an effect on the marketability of the Fund I Shares. An investment in Fund I is a long-term investment. There is not expected to be any market for the Fund I Shares at any time following the Merger.

     LACK OF DIVERSIFICATION. Fund I intends to invest a majority of its assets, and may invest substantially all of its assets, in equity and equity-related securities of interactive information and visual technology companies based in the southeastern United States ("Portfolio Companies"). As a result, an investment in Fund I will be subject to greater risk and market fluctuation than an investment in a fund that diversifies its investments more broadly both by industry and geographic region. Because the investments of Fund I will be concentrated in a highly specialized market segment and further limited generally to one geographic region, the investment lacks diversification of risk with respect to industry downturns, acts of God, local economic or environmental problems and other similar matters, the impact of which might be better absorbed or compensated for in a more diversified fund.

     RISKS OF INVESTMENT IN EMERGING TECHNOLOGY COMPANIES. Certain interactive technology companies may be dependent on the development of new technologies and/or the application of existing or new technologies. New technologies and applications may not necessarily be generally accepted, or may be rendered obsolete by subsequent technological developments. The success of any one company may depend, in part, on its ability to develop, introduce and market products or services that meet changing user needs and that successfully anticipate or respond to technological changes on a cost effective and timely basis. There can be no assurance that the technologies of new or existing Portfolio Companies will be successfully developed into profitable products or services. A lack of compatibility with existing technology, the lack of standardization among competing technologies attempting to serve the same market, a failure to conform to accepted industry standards or obsolescence can also be significant obstacles for interactive technology companies. In particular, emerging companies may be subject to the following risks, among others:

      Consumer and Business Acceptance - In order to achieve success, interactive technology companies are dependent upon the acceptance of their new technologies by consumers and businesses. In the event that acceptance is slower than expected, interactive information and visual technology companies may be delayed in their development. Moreover, unless the products and services offered by these companies are priced appropriately, they may fail to gain acceptance by consumers and businesses.

      Limited Operating History - Many of Fund I's investments will be in smaller, dedicated technology companies which will have limited operating histories. As a result, these companies may have inexperienced management, face undeveloped or limited markets, have limited products, have no proven profit-making history, may operate at a loss or with substantial variations in operating results from period to period, have limited access to capital and/or be in the developmental stages of their businesses. There can be no assurance that any interactive technology company will be profitable or successful in implementing its business plans, or will provide any return on an investment by Fund I. Nor can there be any assurance that Fund I will not lose its entire investment in any company in which it invests.

      Proprietary Rights - Many technology companies rely on a combination of patent, copyright, trademark and trade secret protection and non-disclosure agreements to establish and protect their proprietary rights, which are frequently essential to the growth and profitability of a technology company. There can be no assurance that a particular company will be able to protect these rights or will have the financial resources to do so, or that competitors will not develop or patent technologies that are substantially equivalent or superior to a Portfolio Company's technologies. Conversely, other companies may make infringement claims against a company in which Fund I invests, which could have a material adverse effect on such company.

      Competition - The markets in which many interactive technology companies operate are extremely competitive. New technologies and improved products and services are continually being developed, rendering older technologies, products and services obsolete. Moreover, competition can result in significant downward pressure on pricing. There can be no assurance that companies in which Fund I invests will successfully penetrate their markets or establish or maintain competitive advantages.

      Leveraged Capital Structure - The companies in which Fund I proposes to invest will generally have highly leveraged capital structures, especially after Fund I's investment is made, if it is in the form of an interest bearing instrument. Should such companies suffer reduced cash flows resulting from economic downturns or other factors, the return on, or the recovery of, Fund I's investments in them may be at greater risk than would investments in less highly leveraged companies.

     COMPETITION FOR INVESTMENT OPPORTUNITIES. A large number of investors may compete for the limited number of investment opportunities which are consistent with Fund I's investment objectives. This is expected to be mitigated somewhat by the regional focus and location of Fund I. However, there is no assurance that competition for these investments will not increase over time.

     DEPENDENCE ON MANAGEMENT. The success of Fund I will depend largely on the capabilities of the Advisor and its management. The principals of the Advisor are W. Clay Hamner, David C. Blivin and E. Lee Bryan. See "- Strategic Focus - Management and Advisory Team."

     POTENTIAL CONFLICTS OF INTEREST. The Advisor and its principals will be subject to certain conflicts of interest in connection with their management of Fund I's investment activities, including without limitation advising the Board of Directors with respect to the valuation of Fund investments in connection with the determination of the Advisor's management fee. See "- Conflicts of Interest." As a result, the valuation determined by the Board of Directors must be approved by all disinterested directors prior to being used to calculate the Advisor's management fee.

     UNSPECIFIED USE OF PROCEEDS. Because the Advisor has not identified the particular investments for the liquid assets of Fund II to be assumed by Fund I as a result of the Merger, Fund I Shareholders must rely on the ability of the Advisor, with the assistance of its business and technical consultants, to select and make investments consistent with Fund I's objectives subsequent to the Merger. The Fund I Shareholders will not have the opportunity to evaluate individually the information used by the Advisor in making investment decisions.

     LIMITATIONS ON ACCOUNTABILITY OF THE DIRECTORS AND THE ADVISOR. To the fullest extent permitted by law, the Operating Agreement of Fund I provides that the directors and the Advisor will not be liable, responsible or accountable to Fund I or any of the Fund I Shareholders for any acts or omissions within the scope of their authority as conferred by the Operating Agreement, except for acts or omissions of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("disabling conduct"). In a published interpretive release, the staff of the SEC has announced its position that indemnification provisions in the governing documents of investment companies do not violate the 1940 Act if they provide a reasonable and fair means for determining whether indemnification shall be made. As a result of the indemnification provisions in the Operating Agreement, Fund I Shareholders may have a more limited right of action than they would have in the absence of such provisions. See "- Fiduciary Responsibility of the Directors and the Advisor."

     TAXABLE INCOME IN EXCESS OF DISTRIBUTIONS. No distributions can be assured. Fund I investments or sales of Fund I assets may generate income that is taxable to Fund I Shareholders, regardless of whether actual distributions are made. However, the Advisor believes that such an event is highly unlikely, and that Fund I will endeavor to make distributions to Fund I Shareholders sufficient to allow Fund I Shareholders to pay income taxes attributable to their ownership of Fund I Shares. See "- Federal Income Tax Consequences."

     LACK OF SEPARATE COUNSEL. Fund I and the Advisor have engaged common counsel, and have not relied upon separate counsel in connection with the organization of Fund I, Fund II, the Merger and this offering of Fund I Shares.

     LIABILITY OF FUND I SHAREHOLDERS. The shareholders of a limited liability company generally are not liable for the obligations of the company beyond the extent of their capital contributions and their share of undistributed profits of Fund I. However, there are certain statutory rules applicable to all limited liability companies dealing with wrongful distributions which impair the solvency of the company. For example, if a Fund I Shareholder has knowingly received a wrongful distribution in violation of the Operating Agreement or the North Carolina Limited Liability Company Act, that Fund I Shareholder can be liable up to the amount of the wrongful distribution.

     TAX CONSIDERATIONS. The tax effects of ownership of Fund I Shares may be altered by legislation, regulation or court decision, all of which could adversely affect the tax status of Fund I or the individual Fund I Shareholders. The anticipated results of an investment in Fund I are based upon the assumption that Fund I will be treated as a partnership and not as an association taxable as a corporation. Fund I has not applied and does not anticipate applying for a ruling from the Internal Revenue Service (the "IRS") with respect to any aspects of the treatment to be accorded Fund I Shareholders for federal income tax purposes. If Fund I should be treated as an association taxable as a corporation for federal income tax purposes, income and losses of Fund I would be reflected and taxed on Fund I's tax return rather than being passed through to the members and all or a portion of any distributions made to the Fund I Shareholders would be taxed as dividends or capital gains income which would not be deductible by Fund I. See "Federal Income Tax Considerations" for a description of possible bases of challenge to the status of Fund I as a partnership. Fund I's income, gains and losses will, for federal income tax purposes, be allocated among the Fund I Shareholders in accordance with the Operating Agreement. The Internal Revenue Code of 1986, as amended (the "Code"), requires that a special allocation by a partnership of income, gains or losses have "substantial economic effect." Treasury Department regulations govern the circumstances in which the


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




allocation of Fund I's income, gains and losses will be recognized. Under present law, a Fund I Shareholder's allocable share of Fund I's income or loss will more likely than not be treated as portfolio income or loss. The costs incurred in connection with a tax audit of Fund I and any ensuing administrative or legal proceedings may adversely affect any profitability of Fund I. The Advisor and its affiliates will receive substantial payments, fees and other compensation from Fund I. The Internal Revenue Service may scrutinize closely all of these fees and may take the position that the fees represent unreasonable expenses, capital expenditures or nondeductible distributions rather than payments for services. See "The Merger Proposal - Certain Tax Aspects of the Merger" and "Federal Income Tax Considerations."

INDUSTRY OVERVIEW

     The Advisor believes that the shift taking place from analog to digital technologies is creating a convergence of industries involving computers, telecommunications, publishing, television, entertainment, catalog shopping, consumer electronics and information services. These industries are coming together in what is being called the "Interactive Age" by many commentators and will create an industry where the eventual winners will deliver many or all of these products through their fully integrated delivery systems. The start of this can be seen by the number of alliances being formed between previously separate industry leaders. Examples of this include the alliances between phone and cable companies, cable and home shopping, on-line services and television, computer software and catalog shopping, computers and publishing, etc. The convergence of technologies enabling this new environment includes:

     THE INFORMATION HIGHWAY - Visual information (i.e., television, graphics, animation) requires large volumes of data for storage, processing and transmission. Ten years ago, 9,600 bits per second was the standard dial phone speed, acceptable for fax transmission but far too slow for video. The information highway allows bandwidths of up to 155,000,000 bits per second. Fiber-optic bundles and digital satellites create a worldwide network for the transmission of voluminous data in any format.

     CD-ROM/CD-I - CD-ROM laser/disc technology and industry standards now permit a complete encyclopedia including video clips to be stored on a disc smaller than a 45-RPM record. CD-I enables this basic technology to be used on a television set with an adapter called a "set-top," bringing the power of the computer into the television set.

     COMPUTERS - The most rapid growth in computers today is in the area of systems offering interactive multimedia. These new systems and their retrofitted cousins enable the user to create and retrieve information in text, video and audio formats.

     TELEVISION - Television sets have accommodated electronic video game playing devices for almost a decade. New television and set-top technologies permit television to closely parallel computers in the utilization of interactive multimedia. This enables noncomputer users to avail themselves of the powerful learning techniques heretofore limited to computer users.

     These converging technologies are also facilitating the expansion of technologies to worldwide markets. Lesser developed countries, through the existence of satellite technology, are able to leap-frog much of the infrastructure investment previously required. As a result, the previous barriers to the worldwide market for these technologies are quickly diminishing. Linkage technologies that previously may have addressed one or two of the above industries can now be leveraged across the entire converged industry and across a worldwide market place. This development is expected to present attractive investment opportunities for long-term capital appreciation. The Advisor anticipates that the evolution of these technologies will create an opportunity for development of interactive communication networks. Interactive communication networks have been compared to an information highway which will transport entertainment, information and interactive services among homes and businesses. The Advisor expects that these interactive communication networks will change the way we communicate, train our workers, educate our children and access our entertainment.

     The anticipated successful evolution of several digital based technologies will be the key to the development of the full potential of the Interactive Age. Such technologies will provide a means of converting letters, numbers, images, and sounds into pieces of data that can be manipulated, compressed, transported and stored with efficiency. In the Advisor's view, as these key technologies converge, the creation of interactive networks will foster new services and generate new revenue opportunities for many industries, including entertainment, education, publishing, broadcasting, advertising, home shopping, travel, recreation, health care and financial services. Interactive information and visual technology companies are defined by Fund I as those involved in any aspect of developing communication links for the interactive transfer of digital information and the creation and/or presentation of that information. Such companies include:

     ENABLERS - TECHNOLOGY AND EQUIPMENT COMPANIES WHOSE PRODUCTS AND SERVICES ARE USED BY CONTENT, SOFTWARE AND TRANSMISSION COMPANIES. Both the hardware and content providers will require new software and associated systems to make the Interactive Age a reality. Although great strides are being made in the hardware components required for interactive communication and visual display, these components cannot interact without software programmed to make them operate efficiently. This is evident from many of the announced test markets which have been proposed for interactive services which have been delayed due to the absence of software needed to run the available hardware. Enabling software will remove significant barriers to the ability to create content and establish user interfaces which appeal to the mass markets.

     The software and component part suppliers should provide the basic building blocks for the new interactive communication networks. The development of value-added interactive information and visual technology networks will require the melding of key technologies, including information processing servers, low cost consumer electronics, data compression systems, software, data storage, semiconductors, computers and communication technologies. Increases in information processing power will be required at both ends of the application spectrum, from the top of the television set to the data centers of the transmission companies.

     CONTENT PROVIDERS - CONTENT OR SOFTWARE COMPANIES THAT CREATE AND OWN ENTERTAINMENT PROGRAMS AND INFORMATION DATABASES AS WELL AS INTERACTIVE SERVICES PROVIDED TO HOME AND BUSINESS USERS. Interactive communication will require the creation or re-engineering of content to fill the pipelines being created by the major communications companies. There have already been announcements by these major companies of over $36 billion of planned capital investment. Generally, Fund I does not plan to invest in companies that will compete head-on with these major companies for their markets and products. However, it is expected that these major companies will be ideal strategic partners for the targeted investment companies. The Advisor believes that their capital investments are being made with the contemplation that there will be content and services to be provided over this "pipeline." Accordingly, the Advisor believes that companies with unique creative talent will wield significant leverage in the Interactive Age.

     These companies will create and own entertainment programs and information databases as well as interactive services provided to homes and offices. Examples include multimedia production houses, gaming companies, education and training software developers, and other production companies. With the tools that will be created for the Interactive Age and the pipelines put in place to serve the mass markets, the creative firms will be able to directly create and distribute their content. This is similar to the way desktop publishing has allowed the proliferation of newsletters and internally created marketing packages, or the way CAD/CAM allowed architects to both engineer and design buildings and other structures.

     The content providers are expected to be the major beneficiaries of the technological changes taking place because providing content that adds value will be a key factor in realizing the full potential of the interactive pipelines. Interactive industries will blend the skills of entertainment and information with those of computer programmers to create interactive products that represent creative responses to meet consumer needs. Interactive communication has the potential to revitalize existing revenue streams and create new opportunities for content providers. Fully depreciated media libraries will be easily accessible and could generate significant incremental revenues at little additional cost. Companies that own copyrights to voice, data, images, music, games, sports, characters and text may reap significant benefits from the evolving communications networks.

     The Advisor recognizes that technologies and applications for interactive information will evolve in the future. Accordingly, there is no assurance that Fund I will invest in any of the specific types of companies described above. In addition to the types of companies described above, Fund I may invest in other companies which may develop in the future and whose activities are determined by the Advisor to fall within the scope of interactive information and visual technology.

INVESTMENT POLICY AND STRATEGY

     INVESTMENT POLICY. The Operating Agreement provides that the purpose of Fund I is to invest in equity-oriented investment instruments such as convertible preferred and common stock, hybrid investment instruments such as convertible notes, and lending money or guaranteeing loans in private transactions in and to, and for the benefit of, new and developing companies in the interactive information and visual technology industries with an emphasis on proprietary technologies, related industries and/or marketable products which work on existing hardware. Amendment of the Operating Agreement, including modification of its purpose, requires the affirmative vote of two-thirds of the outstanding Fund I Shares and therefore constitute a fundamental policy of Fund I as defined by the 1940 Act.

     As a result of the limited purpose of Fund I provided in the Operating Agreement, the following investment restrictions also constitute fundamental policies which may not be changed without the approval of the holders of a majority of Fund I's outstanding shares:

           (1) Fund I will not lend money to persons other than companies in the interactive information and visual technology industry.

           (2) Fund I will not underwrite securities of other issuers, except insofar as the Fund I may be deemed and underwriter under the Securities Act by of 1993, as amended (the "Securities Act"), virtue of disposing of its portfolio securities.

           (3) Fund I will not purchase or sell commodities or commodity contracts.

           (4) Fund I will not purchase real property.

           (5) Fund I will not borrow money, issue senior securities, or otherwise encumber its portfolio securities in order to implement its investment strategy.

           (6) Fund I will invest at least 65% of its total assets in companies in the interactive technology industry.

     INVESTMENT STRATEGY. Fund I's investment strategy is based upon the belief that a disciplined and focused investment strategy, in a region offering attractive opportunities coupled with a lack of sufficient capital to leverage these opportunities, offers the potential for capital appreciation for Fund I Shareholders. Fund I's investment strategy and policies as set forth below, are not fundamental policies and may be changed by directors without the approval of the Fund I Shareholders. There is no assurance that any investment strategy will be successful. The Advisor expects to utilize the following strategies:

     Regional Focus. Fund I will have its headquarters in Durham, North Carolina, near the Research Triangle Park ("RTP"), the approximate geographic center of the Southeast region, which the Advisor defines as extending from Washington, D.C. to the Gulf Coast.

     By focusing on the Southeast region and especially the RTP area, the Advisor will be able to take advantage of more than 50 major technology and research companies located in this region and which specialize in microelectronics, telecommunications and other industries supporting interactive technologies. In the RTP area alone, Duke University, the University of North Carolina at Chapel Hill ("UNC-CH") and North Carolina State University ("NCSU") sponsor approximately one-half billion dollars in research annually. In addition, technology companies in the RTP area and the Southeast spend billions annually in research. They have contracts with major corporations and government agencies including NASA, the US Army, the Department of Defense and other companies where technologies currently being developed can be funded partially by grants for specific products designed for special projects.

     According to the Council for Entrepreneurial Development, the RTP has the highest annual percentage growth rate for high technology start-ups, exceeding
even California's famed Silicon Valley.   In addition to the MCNC, the RTP is
the home of the virtual reality center at UNC-CH. This facility is one of only two academic centers for virtual reality research in the country. In addition, the North Carolina Visual Technology Center has been founded and is expected to receive funding in 1995. This will be similar to the existing North Carolina Biotechnology Center and will provide technological development funds to statewide visual technology start-ups which can eventually be investment targets of Fund I. Also, located in the Southeast region are the Institute for Academic Technology in the RTP, the Georgia Institute of Technology, the Huntsville/NASA complex in Alabama and other leading research universities and government and private agencies. The Advisor believes Fund I is positioned to identify, support and provide strategic guidance and work with strategic partners to help its Portfolio Companies achieve their potential profitability.

     In spite of these opportunities, the Advisor believes the Southeast region is significantly underfunded. For example, according to the North Carolina Technological Development Authority, Inc. ("NCTDA"), in 1993, North Carolina venture firms received no funding commitments of new venture capital dollars out of $2.9 billion committed nationally. Also according to NCTDA, in 1992, $31.1 billion capital was under management nationwide by venture capital funds, of which only $138 million was invested in North Carolina--less than one-half of one percent. This compares with $8.3 billion invested in California and $4.3 billion invested in Massachusetts, two other major technology centers in the country. The Advisor believes that venture capital managers tend to invest in companies geographically close to themselves, and accordingly the lack of adequate investment capital headquartered in the Southeast has posed difficulties for technology companies in the Southeast in securing necessary funds. With the high level of research being funded, facilities in place, and high per capita Ph.D.s residing in the area, the Advisor feels there is substantial pent-up supply of venture opportunities at attractive valuations.

     The Advisor anticipates that at least 65% of Fund I's total assets will be invested in companies that are headquartered in the Southeast or have a significant presence in the Southeast.

     Strategic Focus. Fund I will seek investment opportunities concentrated in the areas of interactive information and visual technology. While many of the base technologies have been under development for the last twenty-five years, the Advisor believes that the technologies and linkages are only now reaching the level of sophistication and affordability which makes them appealing to the mass markets. Factors which the Advisor considers important in its investment focus include:

      Diversification Within Industry. While investors would like to participate in these emerging technology industries and companies which are being developed in the Southeast, investment in technology companies is generally considered difficult for investors due to the complexity of the emerging industries and the almost daily announcements of new products. Fund I will invest in a number of entities within the industry, thereby increasing its chances to identify profitable investments.

      Management and Advisory Team. Mr. Blivin has managed a number of financial transactions and companies. Mr. Bryan has substantial experience and exposure in technology, which the Advisor believes will add value to Fund I by enabling the Advisor to conceive of and propose additional applications for new technologies across industries. While many new technologies are developed by scientists to solve specific problems, the ability to see applications for these technologies across industries is key to helping these companies develop the strategic relationships and growth potential that their technologies represent. As a result of its shareholders' previous activities, the Advisor has relationships with many of the leaders of the region's money center banks, as well as Fortune 500 companies which could become strategic partners for Portfolio Companies. The Advisor also has relationships with partners in many of the major regional and New York investment banking firms. These relationships will be utilized whenever possible to assist Portfolio Companies.

      Business and Technical Consultants. The Advisor has selected a group of business leaders and technical consultants who are recognized experts in the target industries and who are well connected and aware of the opportunities and competing technologies being developed. The Advisor intends to utilize the services of these consultants on an as-needed basis. The Advisor believes this group will help Fund I identify entities with truly promising technologies and will also allow Fund I to quickly perform its due diligence, thereby allowing the Portfolio Companies to maintain any technological leads they may have over their competition. This is especially true where Fund I has relationships with leaders of public institutional research centers. As a result of their public status and roles as non-direct competitors, these institutions have been able to forge alliances with most of the major technology companies and in many cases are working on collaborative efforts for their next generation products. Although the business and technical consultants to the Advisor will not be able to discuss the specifics of their work, their knowledge of where the industries' leaders are heading can be utilized as a baseline for evaluating investment opportunities for Fund I. Additionally, their relationships with these major companies will allow them to present new technologies to the right parties where these technologies could add to the utility of products under development.

      Need for Capital. Due to the perceived risk of investing in emerging technologies, many venture funds have been slow to invest in companies in the interactive technology industry. This is especially true in the Southeast where there has been a lack of capital for these companies.
      The Advisor believes that the lack of significant competition for these investments in the Southeast should allow Fund I to select the best opportunities available in the region. However, there can be no assurance that any such opportunities will result in successful investments. The Advisor believes that a synergistic phenomenon is taking place in the entrepreneurial community that couples university technology centers, research and development facilities, collaborative enterprises and local available lead investors. The Southeast, in the opinion of the Advisor, has developed all of the necessary ingredients for the interactive multimedia evolution except indigenous venture capital funding. The Advisor believes that Fund I will fill that void.

      Exit Flexibility. Interactive information and visual technologies are generating interest from the media and investment community. Additionally, industry leaders are pursuing strategic relationships to protect against missing out on the future of these technologies. This has created an atmosphere where companies with unique or proprietary technologies and products may have near-term exit opportunities either through the public market or from a strategic partner. The Advisor believes this creates the potential for favorable investment returns over a period shorter than is typical of many venture capital investments. It is anticipated that many of the companies in which Fund I will invest, when coupled with strategic partners, can then be positioned to raise additional capital either publicly or privately, and to grow and expand their respective businesses.

      Technology Intercept. In many cases, synergistic development of new technologies may be undertaken by companies in close proximity to each other without the knowledge of either company. The Advisor and its business and technical consultants expect to be catalysts in bringing complementary developers together and in creating value. By employing a strategy of technology intercept (projecting future trends in technology and the impact they may have on target markets), the Advisor and its business and technical consultants will survey a universe of technology development, identify linkage opportunities and work within their respective networks to identify promising investment entities. The Advisor expects that this proactive investment strategy will create substantial value for Fund I although there can be no assurance that this will be the case.

     The Advisor anticipates that at least 65% of Fund I's assets will be invested in interactive technology companies. Such investments primarily will be in the form of convertible preferred stock and convertible subordinated debt instruments. Warrants to purchase common stock may, in some instances, be attached to the primary investment instrument.

     STRATEGIC PARTNERS. The Advisor believes that many major technology companies are supplementing their in-house research and development with strategic joint venture relationships. These relationships are not only with other technology leaders but also with the younger emerging companies which are developing next generation linkage technologies that will give the major companies a market edge. The Advisor expects to invest in situations where strategic partners are already in place or where the Advisor believes it can bring a strategic partner in as a co-investor, major customer or in another capacity. The existence of those strategic partners creates two key elements:
(1) substantiation of the market application of a particular technology and (2) a user, a revenue source, or in many cases, a distribution network for the product. In many cases, Investors in Fund I may be investing alongside major technology partners, which the Advisor believes will reduce certain risks to the Investors. However, there can be no assurance that the presence of a strategic partner will result in a successful investment by Fund I.

     As a general rule, Fund I intends to be the lead investor, but will also consider co-investments in companies, later-stage financings in companies, and investments in companies located outside the geographical area of Fund I where the opportunities are unique and where there may be proprietary access to technology that may assist a Portfolio Company. Fund I will probably not lead investments located outside the Southeast. Fund I will also attempt to develop relationships with larger venture capital funds as co-investment partners where appropriate. Because Fund I expects a strategic partner may co-invest alongside Fund I or will have already invested equity in the company, Fund I will probably be more likely to co-invest with strategic partners than with financial partners in the early stages. The Advisor expects to develop an expert reputation for technology due diligence, in part due to the strengths of its consultants, such that co-investment partners can be attracted without lengthening the investment process. Where other venture capital funds wish to co-invest with Fund I and are willing to accept the terms initiated by Fund I without delaying the investment process, co-investment will be encouraged.
This will allow Fund I to make its investments in a timely fashion to help ensure the maintenance of any technology leads that the Portfolio Companies may have on their competition.

     Equally important as having a strategic partner is having the right strategic partner. Through its business and technical consultants, the Advisor believes that it will have insight into promising technologies which may help Portfolio Companies in the form of advantageous alliances with the strategic partners relevant to their technologies. For example, for a video technology company to have aligned itself with Sony/Beta technology rather than VHS technology would not have been beneficial. The Advisor believes that in many cases its consultants will have advance knowledge of the future technologies under development and the likelihood of their acceptance by the technical community. The Advisor hopes to be able to add substantial value to Portfolio Companies by the knowledgeable coaching it anticipates providing to these companies.

     The Advisor expects that a majority of Fund I's investments will continue to follow this model.

     The information concerning the interactive technology industry and its evolution, the Research Triangle Park and Southeast region, the levels of research expenditures made in such areas and the availability of venture capital for interactive technology investments in the Southeast, which are discussed in this section and the preceding section entitled "Investment Opportunities" have been compiled by the Advisor from industry newsletters, periodicals, private consultant reports, university and government publications, and other sources. The Advisor believes such information to be accurate but has not independently verified such information.

INVESTMENT ADVISOR

     The investment activities of Fund I and the day-to-day operations of Fund I are managed by the Advisor. The shareholders of the Advisor are W. Clay Hamner, David C. Blivin, E. Lee Bryan and William P. Glenn. The Advisor is registered under the Advisers Act. Except for Mr. Glenn, each of the shareholders of the Advisor is also a director. A summary of the experience of each of the directors of the Advisor is set forth above under the heading "Proposal to Elect Directors of Fund I."

TECHNICAL AND BUSINESS CONSULTANTS TO THE ADVISOR

     The Advisor has established strong relationships with business and technical consultants from a variety of disciplines who will be called upon by the Advisor to provide in-depth perspective on Portfolio Company investments. These individuals are business leaders and highly regarded scientists and technical consultants in their fields. The consultants have been strategically selected for their broad industry knowledge and relationships both in business and in the interactive information and visual technology fields. One or more of the consultants may serve on the boards of Portfolio Companies and may receive compensation for their services from the Portfolio Companies in the form of stock options or directors' fees. The consultants will be compensated by the Advisor with up to 20% of the accrual portion of the management fee the Advisor receives from Fund I, which will be payable at such time as Fund I makes distributions of profits to Investors. The consultants also may, from time to time, invest in Portfolio Companies. Under certain circumstances, the ability of the consultants to render services for compensation to, or invest in, Portfolio Companies may be restricted or prohibited by the 1940 Act. In the event counsel to Fund I determines such activities to be prohibited by the 1940 Act, Fund I will apply will for an exemptive order from the SEC pursuant to Section 17 of the 1940 Act and will instruct the consultants to refrain from such activities unless and until such an exemptive order is granted. Although the Advisor reserves the right to add additional consultants that it believes will add value to Fund I and to terminate consultants at any time, the current advisors are listed below.

      James N. Brown, Jr., Ph.D. - Dr. Brown is currently Chief Scientist in the Electronics & Systems Unit of the Research Triangle Institute. In this role since October 1988, he has been responsible for initiating and participating in interdisciplinary research and development projects. He has also served in the role of Acting Director of the Institute's Center for Digital Systems Engineering and was responsible for developing and implementing marketing plans for that program area. Since October 1989, Dr. Brown has been the Institute's Representative on the North Carolina Board of Science & Technology. As a member of that Board, he serves as Chair of the Computer Graphics Committee and Long-Range Planning Committee. He was also appointed a member of the Technical Advisory Council of the North Carolina Supercomputing Division of MCNC and is currently Chairman of a committee seeking state sponsorship of the newly formed Interactive Visual Technology Center.

      James N. "Nick" England, III - Mr. England is currently a research professor in the Computer Science Department at UNC-CH. He is part of the PixelFlow high-performance computer graphics system development team which is part of the UNC Virtual Reality Center. This center has received worldwide recognition for its work and is a leading center in the area of virtual reality development. Mr. England has been involved in the development of computer graphics and image processing software and hardware since he was a Ph.D. student at NCSU in the 1970s. In 1978, he co-founded Ikonas Graphic Systems, Inc. ("Ikonas") to produce a high-performance programmable graphics processor based on the work he did at N.C. State University. As President and Chief

      Engineer, he was responsible for product design and corporate development, helping make Ikonas a leading provider of graphics and image processing systems to industrial, government and university research labs. Ikonas had grown to 15 employees at the time of its acquisition by Adage, Inc. ("Adage") in 1982. Mr. England served as Vice President of Graphics Technology at Adage for four years and was responsible for corporate strategy and development, product planning and major customer programs. He also created a new application software group and managed a team of 25 hardware and software engineers. In 1986, he co-founded Transcepts Systems, Inc ("Transcepts"). Mr. England was President and managed the prototype development and introduction of Transcepts' TAAC-1 graphics and imaging processor. In 1987, he negotiated the sale of Transcepts to Sun Microsystems, Inc. Mr. England served as director of Sun Microsystems, Inc.'s North Carolina Research and Development Group until 1993. In addition to his current position at UNC-CH, Mr. England serves on the boards of the North Carolina Interactive Vision Technology Center and the National Computer Graphic Association, and the IEEE Computer Graphics Application Magazine's editorial board, and has served on a number of SIGGRAPH Conference Technical Programs committees. Also, he has published several technology articles on graphics and imaging hardware.

      L.J. "Bud" Evans, Jr. - Mr. Evans is President and CEO of CSAT, Inc. ("CSAT"), a private corporation founded to foster the market introduction of advanced technologies. Prior to founding CSAT, Mr. Evans held a number of positions in and out of government. These included senior executive positions at The White House, the Nuclear Regulatory Commission and NASA. At NASA, Mr. Evans was responsible for the creation of the Commercial Programs Office. Mr. Evans also chaired The White House Cabinet Council on Commerce and Trade and was responsible for the National Commercial Space Policy. Mr. Evans has founded and held executive positions with a number of private firms in the aerospace, health services and teletraining fields. In addition to being Chairman of the Board of CSAT, Inc., ESSI, Inc., SaraTech Finance, Inc. and SpaceTech, Inc., Mr. Evans sits on the Board of Trustees of the Environmental Research Institute of Michigan, the National Advisory Committee of the University of Michigan, the Applications Committee of the National Research Council and the Boards of Advisors of ORSI, Inc. and the American Astronautical Society. Mr. Evans holds a B.A. in Economics from Colby College and a J.D. from Cornell University.

      William H. Graves, Ph.D. - Dr. Graves earned a Ph.D. in mathematics from Indiana University in 1966. In 1967, he joined the faculty at UNC-CH, where he now is Associate Provost for Information Technology, Professor of Mathematics, and Professor of Information Science. He has served the University in other capacities, as well, including two terms as Associate Dean for General Education and an interim term as Vice Chancellor for Academic Affairs. As Associate Provost, Professor Graves has institutional responsibility for a range of computer and video technologies, networks, classrooms, and services. He is also responsible for the University's Institute for Academic Technology, which has been funded by IBM since 1989 when he proposed this collaborative effort to advance national educational goals. The Institute emerged from his earlier work with IBM, first within the University to create software development opportunities in the general education program, and then nationally to help create the IBM Consulting Scholar Program. Professor Graves has given over 200 invited presentations on the role of information technology in education and has written and edited extensively on the subject. He currently chairs the planning committee for EDUCOM's National Learning Infrastructure Initiative. EDUCOM's 600 member colleges and universities and 100 corporate associates are helping to shape the national information infrastructure. The goal of the initiative is to apply this collective knowledge of the new infrastructure to foster new instructional delivery models that are learner-centered, broadly affordable, and scalable.

      Jane Smith Patterson - Ms. Patterson is currently serving as the Chief Policy Advisor for Budget and Technology for the State of North Carolina under Governor Jim Hunt. Ms. Patterson was educated at UNC-CH, N.C. State and Harvard Universities and worked both in the private sector and the university community until the late 1970s when she was hired by Governor Hunt to serve in his cabinet as Deputy Secretary. Her tenure there was marked by an emphasis on advancing North Carolina Information Transmission Systems to the forefront of the Governor's technology initiatives and directing a focus on innovative management practices and government. She has since worked as a Vice President of ITT-Network Systems Group and as Vice Chancellor for University Advancement at UNC-Wilmington. In her current role as an advisor to Governor Hunt, she is responsible for management of policy issues, policy oversight for budget issues and state planning, development of technology policy and employment strategies and other areas of responsibilities as assigned by the Governor. A special focus of her office is the information highway project which is the leader among all 50 states in the development and employment of a fiber-optic information transmissions system that will be the first of its kind and scope in the world. She is currently serving on the board of MCNC, UNC School of Medicine, North Carolina Equity, Inc. and North Carolina Rural Economic Development Center, among others. She has also served on the boards of the Research Triangle World Trade Center, BB&T and North Carolina School of Science and Mathematics. Recently she was named to the National Infrastructure Advisory Council by Vice President Al Gore. She will serve on this council along with the Presidents and CEOs of corporations such as MCI Communications Corporation, AT&T Company, Microsoft Corporation, Silicon Graphics, Inc. and Corning, Inc.

      Robert M. Price - Mr. Price is retired Chairman of the Board and Chief Executive Officer of Control Data Corporation. Mr. Price worked at Control Data from 1961 to 1990 serving in a variety of positions. He was instrumental in leading Control Data's early strategic and international expansion, in both operations and marketing. He led Control Data's strategic move from hardware into information and systems integration services, principally through the start-up and growth of small subsidiary companies. Mr. Price received his Bachelors Degree from Duke University and his Masters Degree in Applied Mathematics from Georgia Institute of Technology. He has worked at Lawrence Livermore Radiation Laboratory, Convair Corporation, the Georgia Institute of Technology and Standard Oil of California, Inc. prior to joining Control Data Corporation.
      Currently, Mr. Price is President and CEO of PSV, Inc. ("PSV"), a consortium of consultants specializing in management of technology. PSV offers services in technology commercialization, corporate strategy, human resource management and general management practice. Additionally, Mr. Price teaches management of technology at the Fuqua School of Business at Duke University. He is also Chairman of the Alpha Center which provides training and business strategy systems to entrepreneurs in the field of human services. Mr. Price serves on the Boards of Directors of International Multifoods, Inc., Premark International Inc., Rohr, Inc., Public Service Company of New Mexico Inc., and Forth Shift Corporation. He also serves on the Board of Visitors of Duke University's Fuqua School of Business and is on the board of the United Way of Minneapolis.

      David A. Smith - Mr. Smith is Chairman of the Board and Chief Executive
      Officer of Virtus Corporation ("Virtus").   He is author of the
      award-winning computer adventure game The Colony. During the early 1980s, he worked in systems development and robotics with major corporations and start-ups. In 1986, Mr. Smith joined Lord Corporation in Cary, N.C. where he performed research in human-computer interfaces for robotics. In January, 1990, Mr. Smith co-founded Virtus, a pioneer in virtual reality-based modeling and visualization for the desktop. The company's flagship product, Virtus Walkthrough, began shipping in November 1990 and won MacUser magazine's "Breakthrough Product of the Year" Award. His follow-on products, Walkthrough Pro, Voyager and VR, have all won similar industry recognition. He has worked on joint development projects with Apple Computer and Taligent. Virtus also recently received an equity investment from Motorola and they are working on several joint projects.

      Peter Julian Sprague - Mr. Sprague is Chairman and Chief Executive Officer of Wave Systems Corp. ("Wave Systems") and has been Chairman of National Semiconductor Corporation since 1965. Wave Systems was started in 1988 to develop the technology for an electronic information metering system that will revolutionize the distribution and retrieval of electronic information. Mr. Sprague received his Bachelor of Arts degree in Political Science from Yale in 1961, studied


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




      Political Science at M.I.T. and participated in the doctoral program in Economics at Columbia University. He holds a patent in the area of projection cathode ray tubes and has applied for a patent in the field of information distribution. In 1985, Mr. Sprague was inducted into the Academy of Distinguished Entrepreneurs at Babson College as well as received an Honorary Doctorate of Law from Babson College. Mr. Sprague also serves as a trustee of Stevens Institute of Technology.

      Carl B. Wootten - Mr. Wootten was the Director of the Office of Technology Transfer for the University of California system from 1989 to 1994. As director of this office, he was responsible for the University system's licensing program operations, the licensing of technology from nine campuses and the overseeing of similar operations at the three federal labs operated by the University. Under his tenure, the income from such operations increased from $9 million to $50 million. Prior to joining the University of California, Mr. Wootten was President of the University Technology Corporation, the Director of Patent Administration at Duke University, and the Executive Director of the University of Virginia Patents Foundation. Prior to 1965, Mr. Wootten spent over eleven years working with the technology industry and held positions as an officer and board member of several profitable U.S. corporations whose interests primarily focused within the nuclear field and irradiation processing. He has served on the Board of Trustees of the Licensing Executive Society and the Society of University Patent Administrators. Mr. Wootten is a graduate of the U.S. Naval Academy and spent eight years in the U.S. Navy, finishing his career as chief engineer of a nuclear powered Polaris missile submarine.

      MCNC - North Carolina's microelectronics, supercomputing and communications center has been in the forefront of advanced electronic and information technologies since its establishment in 1980. The MCNC has recognized experts and leading research in the areas of microelectronics, communications and advanced visualization. Fund I has established a relationship with the MCNC which will provide Fund I access to the MCNC's experts for field specific technology reviews of targeted investment companies. They will also be available to provide further due diligence, consulting and other support services on a negotiated basis. Additionally, the MCNC has an annual research budget exceeding $45 million. As technologies are developed to the point of commercial viability, the Advisor expects that Fund I will have access to investing in these spin-out opportunities.

MANAGEMENT

     The day-to-day operations of Fund I are delegated to the Advisor subject to Fund I's investment objectives and policies. As previously stated, Fund I targets investments in interactive information and visual technology companies that the Advisor believes provide superior and long-term return potential. Fund I intends to invest principally in early-stage companies; however, its industry focus will support an investment in any stage of leading edge technology companies seeking private equity, including privately placed equity-related securities by public companies.

     In early-stage companies, initial investments will typically be small. Upon the Portfolio Companies' achievement of established milestones, additional funding will be made available. This staged investing approach is designed to give Fund I substantial positions in the better investments. The size of the investment in any one company will vary, but in general will not be less than a total commitment of $1 million and not more than 10% of Fund I's capital. The Advisor expects to consider, among others, some or all of the following factors in reviewing and analyzing a potential investment:

      Management Team - Management is the single most important criteria for any investment. In some cases, the Advisor may provide financial expertise and strategic guidance in the early stages. In many cases the Advisor will work with executive search firms or its consultants to identify appropriate personnel to complete the management team.

      Proprietary Technology or Product - Generally Fund I will invest in companies which have products which can be protected and have protective properties, which are key to product market applications and which the Advisor believes will address a significant potential market.

      Availability of Strategic Partner - In cases where a strategic partner is not in place, Fund I may help identify a partner and may provide some equity-related bridge financing while the relationship with the strategic partner is being formalized.

      Acceptable Projected Cash Flow - Unless there are other favorable investment attributes, Fund I will generally expect a potential Portfolio Company to project having a positive cash flow by at least the end of the third year after Fund I's investment. Additionally, sources of financing to carry the Portfolio Company through a point of break-even cash flow will be anticipated to prevent Fund I from being "forced" into unplanned fundings. Fund I will monitor its investments in Portfolio Companies and will provide financial expertise where needed to help ensure that additional funding and financing will be available as needed to support the growth of the companies after the completion of Fund's investment. However, there can be no assurance that a Portfolio Company will meet any cash flow projections.

      Acceptable Investment Structure - Fund I will in many cases attempt to invest in its Portfolio Companies through securities which the Advisor believes will provide a senior or preferential return, such as convertible preferred stock, convertible debt or anti-dilute common stock where available, as opposed to common stock.

      Exit Strategy - Attention to the process of trying to achieve liquidity for Fund I's investments will be an important consideration in every investment. Typical exit strategies will include (i) the sale of the Portfolio Company to a third party for cash, promissory notes, securities (which may be restricted securities), or a combination thereof, (ii) a public offering or private placement of the Portfolio Company's stock, and (iii) the sale of Fund I's interest in the Portfolio Company to the company itself or its management. There can be no assurance that any of these exit strategies will be successful.

     The Advisor has retained business and technical consultants who can aid the Advisor in reviewing and analyzing the above factors and in assisting the management of Portfolio Companies. Such business and technical consultants will be solely acting as consultants to the Advisor and will not vote in, or have any control over, the actions of the Advisor or Fund I.

CUSTODIAN

     First Union National Bank, headquartered in Charlotte, North Carolina, serves as the custodian for Fund I's securities and investments. The custodian does not participate in Fund I's investment decisions.

DISTRIBUTIONS AND ALLOCATIONS

     DISTRIBUTIONS. Fund I intends to distribute in the first quarter of each year the proceeds of all dispositions of securities which occurred within the preceding year, except to the extent that the directors determine that such amounts should be retained to pay reasonable and anticipated expenses of Fund I or reserved for investment in existing Portfolio Companies requiring additional capital. Fund I expects to make cash distributions in each year sufficient to allow Fund I Shareholders to pay the income taxes incurred by them which result from their investment in Fund I. Distributions will be made in cash or marketable securities. Net proceeds of dispositions of portfolio securities and current net income will be distributed on a cumulative basis to the Investors in accordance with the distribution provisions described in the section entitled "The Merger Proposal."

     DISCRETIONARY IN-KIND DISTRIBUTIONS. Distributions of assets during the term of Fund I will generally consist of cash or securities listed on a national securities exchange or included in The Nasdaq Stock Market, Inc. In the case of a distribution in kind, the distributed property will be distributed to all Fund I Shareholders in accordance with the distribution provisions described in the section entitled "The Merger Proposal." Any such distribution will likely consist of securities whose resale may be subject to restrictions imposed by federal and state securities laws.

     In general, the directors intend to distribute capital gains as realized and not to reinvest such capital gains. However, the directors may cause Fund I to hold securities, especially restricted securities, until a distribution of those securities is deemed consistent with the company's progress and market conditions. The directors also have the authority to reinvest capital gains in existing Portfolio Companies if they believe such an investment is in the interest of the Fund I Shareholders. The directors expect that operating income from such sources as interest and dividends will generally be reinvested or used to cover operating expenses.

     At the termination of Fund I, there will be a period of orderly liquidation during which Fund I assets will be distributed to any creditors and to the Fund I Shareholders in accordance with the allocation process described above. Such distributions will be made in accordance with the Fund I Shareholders' positive capital account balances, in cash or in kind (including, in certain instances, private equity holdings) as the directors may determine.

     ALLOCATIONS OF TAXABLE INCOME AND LOSS. For tax purposes, gains and losses will generally be allocated to the Fund I Shareholders in accordance with their ownership of Fund I Shares and the distribution provisions described in the section entitled "The Merger Proposal."


TERM

     Fund I's term will be seven years, but may be extended for up to two additional two-year periods by the directors, with further extensions subject to the approval of the holders of a majority of the Fund I Shares. The directors also have the sole authority to terminate Fund I at any time.

MANAGEMENT EXPENSES

     Fund I will pay the Advisor an annual management fee of five percent (5%) of the net asset value of Fund I for its administrative and investment management services. The management fee is based on the net asset value of Fund I (see "Determination of Net Asset Value") as follows: (i) two and one-half percent (2.5%) of the net asset value of Fund I as of the last day of the preceding fiscal year (the "Valuation Date") will be payable in twelve equal monthly installments, each of which will be due on or before the last day of each month of such fiscal year; and (ii) two and one-half percent (2.5%) of the net asset value of Fund I as of the Valuation Date will be accrued and paid, from time to time, as Fund I liquidates portfolio investments; provided, however, that until such time as Fund I Shareholders have received cumulative


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




distributions from Fund I equal to $________, subject to adjustment for any additional shares sold, only 20% of the profit realized upon liquidation of a portfolio investment will be available for payment of accrued management fees and provided further that the Valuation Date for purposes of calculating the fee payable for the balance of 1997 will be the net asset value of Fund I immediately subsequent to the closing of the Merger. As described in the section entitled "The Merger Proposal," the Advisor has agreed to remit a portion of its accrued fees to certain investors purchasing multiple shares.

     The Advisor will pay out of its management fees certain expenses associated with managing and administering Fund I, including, but not limited to, general overhead expenses, including salaries and fringe benefits of the Advisor's personnel, office rental and office equipment, fire and theft insurance, cleaning and utilities of office space, bookkeeping and general travel and entertainment expenses. The Advisor or one or more of its principals may perform services for Portfolio Companies, including without limitation, investment banking, merger and acquisition assistance, real estate and equipment leasing advice, and service as a director, and receive
compensation therefore.  Pursuant to Advisory Management Agreement,   one
hundred percent (100%) of any directors' fees earned by a principal of the Adviser and fifty percent (50%) of any consulting fees paid by Portfolio Companies to the Advisor or one or more of its principals shall be paid to Fund I to reduce its expenses. The ability of the Advisor and its principals to render services for compensation to Portfolio Companies may be restricted or prohibited by the 1940 Act. In the event counsel to Fund I determines such activities to be prohibited by the 1940 Act, the Fund will apply for an exemptive order from SEC pursuant to Section 17 of 1940 Act and the Advisor and its principals will refrain from such activities unless and until such an exemptive order is granted.

     Fund I will pay or reimburse the Advisor or its affiliates for all direct operating expenses which are related to Fund I's investment activities, including stationery, postage, telephone and copying charges, dues and charges for national and/or regional industry associations, fees and expenses of consultants, and other expenses including fees and expenses for outside consulting services, legal, accounting, and auditing expenses, litigation expenses, and organizational and marketing expenses of Fund I. Fund I will also pay costs incurred in the investigation of investment opportunities and in the oversight of portfolio investments, including travel and entertainment expenses directly related thereto. In many cases Fund I will recoup all or a portion of such expenses from the Portfolio Company upon the successful closing of an investment by Fund I in a Portfolio Company.

DETERMINATION OF NET ASSET VALUE

     The net asset value of Fund I's assets will be determined as soon as practical after and as of the end of each calendar year in good faith by the Directors. In calculating the value of Fund I's total assets, the Directors will value securities which are traded in the over-the-counter market or on a national or regional stock exchange at the prevailing market price on the Valuation Date, unless the investment is subject to certain restrictions upon alienation which require a discount to such price, in which case such discount will be determined in good faith by the Directors who are not "interested persons." The Advisor anticipates that a substantial portion of Fund I's assets will consist of securities which have no market quotations readily available. The value of such securities will be determined in good faith by the Board of Directors.

CONFLICTS OF INTEREST

     TIME DEVOTED TO FUND BUSINESS. Although the Advisor is required to devote such time as may be necessary for the proper performance of its duties as manager of Fund I, the Advisor and its affiliates and principals are entitled to and currently do engage in a number of other activities. Accordingly, conflicts may arise with respect to the time and attention that the Advisor may devote to Fund I. See "- Fiduciary Responsibility of the Advisor and the Directors." However, the Advisor does not currently manage any other technology-focused venture capital funds other than Fund II, and will not begin to invest funds from any subsequent venture capital fund until Fund I's available capital is fully invested or committed for investment.

     INTERESTS IN PORTFOLIO COMPANIES. Due to the narrow focus of Fund I and the Advisor's desire to have industry leaders involved in the technical and business consulting group, it is anticipated that, where permitted by the 1940 Act, investments may be made in companies in which a principal of the Advisor or one or more of its consultants has a financial interest. In some cases they may have a controlling interest. Subject to the 1940 Act, such individuals may also receive stock options and fees for their board positions, receive consulting fees directly from Portfolio Companies, and may be allowed to invest alongside Fund I in certain investments. The Advisor will be sensitive to these potential conflicts in its decision making and will communicate with its consultants as appropriate. To the extent practicable, the Advisor will cause investment decisions to be made by parties without such conflicts, although the Advisor may continue to receive input and analysis from such parties. In the event counsel to the Fund I determines such activities to be prohibited by the 1940 Act, Fund I will apply for an exemptive order from the SEC pursuant to
Section 17 of the 1940 Act. In the event counsel to Fund I determines such activities to be prohibited by the 1940 Act, the Advisor, its principals or its consultants, as applicable, will refrain from such activities unless and until such an exemptive order is granted.

     DETERMINATION OF NET ASSET VALUE. The Advisor's management fee is based upon the net asset value of Fund I from time to time. Because Fund I's investments are likely to be in private companies with no established market quotations, the valuation of their securities in the portfolio of Fund I is subject to the good faith determination of the Board of Directors, of which up to 60% of the members may be principals or affiliates of the Advisor. Because a majority of the Board of Directors is likely to consist of principals or affiliates of the Advisor, such persons will have a conflict of interest in determining the net asset value of Fund I. The valuation of any Fund I asset for such purposes, therefore, must be approved by the disinterested directors.

     COMMON COUNSEL. Fund I has engaged the firm of Moore & Van Allen, PLLC, Charlotte, North Carolina, as counsel with respect to matters arising under North Carolina and federal securities laws and certain other matters. Such counsel also serves as counsel to the Advisor (and certain affiliates thereof) and represented Fund II during its initial organization. Such counsel also may receive compensation from the Advisor (and affiliates thereof), Fund I or Fund II from time to time in connection with other matters.

RELATED PARTIES AND TRANSACTIONS WITH AFFILIATES

     Fund I Shareholders should be aware of the following relationships and transactions:

     Investment decisions are made by the Advisor in reliance in part upon advice from its business and technical consultants, some of whom may be in control of, receive fees or other compensation from, or have investments or other financial interests in potential Portfolio Companies of Fund I or the competitors of such companies.

     On August 30, 1996, the SEC issued an order under Section 17(b) of the 1940 Act granting an exemption from Sections 17(a)(1) and (3) of the 1940 Act in response to an application filed by Fund I to extend a $600,000 loan (the "Loan") to One Room Systems, Inc. ("ORSI"). ORSI is controlled by E. Lee Bryan, a director of Fund I. The Loan bears interest at the rate of 10% per annum, payable monthly, is secured by certain receivables of ORSI and is personally guaranteed by Mr. Bryan. The Loan matures in September 1997 and is convertible, at the Fund's option, into common stock of ORSI at a conversion price of $1.00 per share, subject to certain adjustments. In connection with the Loan, Fund I also received a warrant to purchase up to $120,000 in additional shares of common stock of ORSI at the conversion price. The Advisor and ORSI presently are negotiating a modification of the Loan to extend its maturity date and enhance the equity rights of Fund I thereunder.

FIDUCIARY RESPONSIBILITY OF THE ADVISOR AND THE DIRECTORS

     The Fund I Directors are accountable to Fund I as fiduciaries and are required to exercise good faith and integrity in all dealings with Fund I.
This is a rapidly changing area of law and current and prospective Fund I Shareholders should consult their own counsel concerning the directors' duties. The Advisor has similar obligations under of the Advisory and Management Agreement.

     The Operating Agreement provides that the Fund I Directors and the Advisor will have no liability to Fund I for any losses arising out of any act or omission within the scope of their authority as conferred by the Operating Agreement, except for acts or omissions of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office ("disabling conduct"). In a published interpretive release, the staff of the SEC announced its position that such indemnification provisions in the governing documents of registered investment companies do not violate the 1940 Act if they provide a reasonable and fair means for determining whether indemnification shall be made. The permissible means by which such a determination could be made include (i) a final a decision on the merits by a court or other body that the person to be indemnified was not liable by reason of disabling conduct; (ii) the vote of a majority of disinterested, nonparty directors; or (iii) a written opinion by independent legal counsel. In the event a claim for indemnification is made, the determination to indemnify the claimant will be made by one of the permissible means. Fund I Shareholders may have a more limited right of action than they would have in the absence of such provisions. The Operating Agreement also provides in certain situations for indemnification of Fund I Directors and the Advisor by Fund I for liabilities they may incur in dealings with third parties on behalf of Fund I.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to the Directors, the Advisor and affiliates or persons controlling Fund I pursuant to the foregoing provisions, Fund I has been informed that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

FEDERAL INCOME TAX CONSIDERATIONS

     GENERAL. The following discussion is a summary of the material federal tax considerations which may be relevant to an investment in Fund I and is not intended as a substitute for personal tax planning and professional tax advice with regard to an investment in Fund I. The tax consequences of an investment in Fund I will vary substantially for each Fund I Shareholder based upon such factors as the Fund I Shareholder's sources and levels of income, the nature of his investment portfolio and the nature and amount of his tax deductions unrelated to Fund I, and therefore, the advisability from a tax standpoint of any investment in Fund I depends primarily upon the income tax situation of a particular Fund I Shareholder. No rulings have been or will be requested from the IRS with respect to any of the matters described herein.

     The discussion of the federal income tax considerations relating to an investment in Fund I are based upon representations of the Advisor and a review of other documents and information pertinent to the organization of Fund I.

     The discussion contained herein is based on existing statutory law contained in the Code, treasury regulations, court decisions, published revenue rulings and revenue procedures of the IRS through the date of this Disclosure Document. No assurances can be given that existing tax laws, regulations and rulings, and judicial decisions will not be amended, modified, altered, or reversed at any time and applied either retrospectively or prospectively. Any such changes may adversely affect the following discussion and the anticipated tax consequences of an investment in Fund I.

     There have been a number of pieces of major tax legislation passed by Congress in recent years, many provisions of which have not been interpreted by regulations or other authority. Fund I Shareholders should be aware that they may be adversely affected, perhaps, retroactively, by the resolution of current uncertainties in the tax laws or by future legislature, judicial or administrative changes.

     The discussion below is directed primarily to individual Fund I Shareholders who are United States citizens. A potential Fund I Shareholder which is a corporation, trust, estate, tax-exempt organization or nonresident alien should consult his or its own tax counsel regarding the specific rules applicable to an investment in Fund I.

     Effective January 1, 1997, the Treasury Department issued new regulations replacing its complex "four-factor" classification schemes with a simplified tax classification scheme popularly known as "check-the-box," pursuant to which most noncorporate business entities can freely elect to be treated as a partnership or as an association taxable as a corporation. For an eligible entity such as Fund I which was in existence prior to January 1, 1997, the new regulations provide that its pre-1997 classification will generally be accepted as long as the entity had a "reasonable basis" under prior law for its claimed classification. Accordingly, the claimed status of Fund I as a partnership for federal for purposes should be respected.

     Classification by the IRS of Fund I as an association taxable as a corporation for income tax purposes would result in dramatic changes in the tax treatment of Fund I's transactions, most notably (i) income, gain, loss, deductions and credits would not flow through to the Fund I Shareholders for reporting on their own individual income tax returns, (ii) distributions to the Fund I Shareholders would be treated as corporate distributions, subject to tax as ordinary income in certain circumstances, and (iii) the taxable income of Fund I would be subject to the corporate federal income tax. Fund I intends to contest any contention by the IRS that Fund I constitutes an association taxable as a corporation.

     PUBLICLY TRADED PARTNERSHIPS. Code Section 7704 provides that certain publicly traded partnerships will be treated as corporations for tax purposes. A publicly traded partnership is defined as a partnership whose shares are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof.

     The Fund I Shares will not be traded on a established securities market nor will any other trades be permitted if, after such trade, Fund I will not be classified as a partnership for federal income tax purposes. Under the Operating Agreement, Fund I may require, as a condition precedent to transfer of a Fund I Share, delivery to Fund I of an opinion of counsel that the transfer will not violate such restriction. While Fund I may, in its discretion, assist Fund I Shareholders in disposing of or purchasing Shares, the same will be limited to isolated transactions. The Advisor has represented that under no circumstances will Fund I, the

Advisors or the Selling Agent undertake a course of conduct which would cause Fund I to be treated as a publicly traded partnership.

     Based upon the placement of the Shares as proposed by the Advisor, it is likely that Fund I will not be classified as a publicly traded partnership under Code Section 7704.

     FEDERAL TAXATION OF FUND I SHAREHOLDERS. Subchapter K of the Code provides that an entity classified as a partnership shall not be subject to federal income tax. Instead, a partnership must file an annual information return setting forth all items of income, gain, loss, deduction, credit and tax preference of Fund I. Fund I must furnish to each Investor information containing the partner's distributive share of the income, gain, loss, deduction, credit and tax preference, together with such other information as may be required by the Regulations. A partner's ability to deduct a share of partnership losses or deductions is subject to many restrictions: (a) partnership level items can be deducted by a partner only if such items are property allocated to him, (b) a partner may not deduct partnership losses in excess of his basis in his partnership interest, (c) a partner's ability to deduct losses from a partnership activity are restricted by his amount "at risk" in such partnership activity and (d) a partner's ability to deduct net losses from a limited partnership will generally be limited by the passive activity loss restrictions. All Fund I Shareholders will be taxed on their allocable shares of Fund I's taxable income whether or not that income is actually distributed. Fund I Shareholders should note that the preparation and filing of any individual return of an Investor and the payment of any taxes, penalties or interest due on account of such return will be the sole responsibility of each Investor.

     PASSIVE ACTIVITY RULES. Certain taxpayers (including individuals, certain closely-held C corporations and certain personal service corporations) generally may deduct their losses from so-called "passive activities" only to the extent of their income from passive activities. Similarly, tax credits from passive activities generally may be used only to offset tax liabilities attributable to passive activities. The following discussions address the passive and portfolio activity restrictions only as they affect individual Fund I Shareholders.

     Passive activities generally include any activity involving the conduct of a trade or business in which the taxpayer does not materially participate (such as an investment in a limited partnership) and any activity involving the receipt of payments principally for the use of tangible property (such as rental real estate or equipment leasing). Passive activities do not include a taxpayer's employment or day-to-day business, nor portfolio investments (e.g., dividends, royalties, and interest), and thus, income from those sources cannot be sheltered by passive activity losses. An investment in Fund I is not expected to constitute an investment in a passive activity, as Fund I's investment activities are not expected to rise to the level of a trade or business for this purpose. Rather, the Fund I Shareholders' allocable shares of Fund income will likely be portfolio income, which cannot be offset by passive losses from other sources.

     CASH DISTRIBUTIONS TO FUND I SHAREHOLDERS. The tax treatment of cash distributions to the Fund I Shareholders should be distinguished from the tax treatment of the Fund I Shareholders' shares of income and loss, which is discussed above. Cash distributed to a Fund I Shareholder from Fund I will not be taxable unless it exceeds the basis of the Fund I Shares. However, cash distributions will reduce the tax basis of Fund I Shares, although not below zero. If a distribution exceeds the partner tax basis, the excess is taxed as gain from the sale of the Fund I Shares.

     INVESTOR'S TAX BASIS IN FUND I. Code Section 704(d) permits a partner to deduct his or her distributive share of partnership loss, if any, only to the extent of the adjusted basis of such partner interest in the partnership at the end of the partnership year in which such loss occurred. Any excess of loss over basis, however, may be carried over indefinitely and deducted if, and to the extent that, at the end of any succeeding taxable year the tax basis of the partner interest in the partnership exceeds zero.

     A Fund I Shareholder's adjusted tax basis in his or her shares will initially be determined by the amount of his or her contributions to Fund I represented by the purchase price of the shares (or, in the case of form Fund II Shareholders, by the purchase price of the Fund II Shares). The basis will be increased by his or her distributive share of Fund I's (or Fund II's, in the case of pre-Merger Fund II income) taxable income and tax-exempt income, if any.

     Conversely, the Fund I Shareholder's adjusted tax basis in the Fund I Shares will be decreased, but not below zero, by his or her proportionate share of: (i) cash (and property) distributions and (ii) Fund I losses and nondeductible expenditures.

     In addition to the above increases and decreases, the adjusted tax basis in Fund I Shares can also be affected by Fund I liabilities and liabilities to which Fund I assets are subject. Code Section 752(a) provides for an increase in a partner's tax basis to the extent of his share of partnership liabilities. However, Fund I does not anticipate incurring significant amounts of liabilities.

     LIMITATION ON DEDUCTION OF LOSSES - AT RISK PROVISIONS. Section 465 generally limits an individual's deductions for losses from an activity to the aggregate amount such individual has economically placed at risk and, thus, could actually lose from the activity. Amounts considered to be at risk generally include the amount of money and the adjusted basis of property contributed to the activity and amounts borrowed on which the individual is personally liable or has pledged property, other than property used in the activity. An individual is not considered to be at risk with respect to amounts protected against loss through nonrecourse financing or similar arrangements.

     ALLOCATIONS OF FUND INCOME AND LOSS. Allocations of Fund I income, gain, loss, deduction or credit made pursuant to the Operating Agreement will be made in accordance with the current provisions of the Code and the accompanying regulations, including regulations issued in December 1985.

     The conclusion that allocations made in accordance with the Operating Agreement will be sustained is based upon the following discussion. Code
Section 704(a) provides generally that a partner's distributive share of income, gain, loss, deduction or credit will be determined by the partnership agreement unless otherwise provided in the Income Tax Chapter of the Code.
Code Section 704(b) indicates, however, that where the agreement does not have "substantial economic effect," each partner's distributive share must be determined in accordance with the partner's interest in the partnership, determined by taking into account all facts and circumstances. The question of whether a partnership allocation has substantial economic effect requires an inherently factual determination.

     Regulations under Code Section 704(b) set forth specific criteria for determining whether an allocation has substantial economic effect. Such regulations set forth a two part test which initially requires that the allocation have economic effect and, thereafter, requires that the economic effect be substantial.

     a. Economic Effect. An allocation will be considered to have economic effect under the "Primary Economic Effect Test" of the regulations if throughout the full term of the partnership, the partnership agreement provides: (i) for the determination and maintenance of capital accounts in accordance with the regulations; (ii) liquidation proceeds upon dissolution of the partnership are to be distributed in accordance with the partners' positive capital account balances determined after taking into account all capital account adjustments for the partnership taxable year during which such liquidation occurs; and (iii) any partner with a deficit capital account following the liquidation of his or her interest in the partnership is required to restore the amount of such deficit to the partnership, to be paid to creditors or distributed to partners with positive capital account balances.

     The Operating Agreement does not require the Fund I Shareholders to fund deficit capital account balances. Therefore, the Primary Economic Effect Test will not be satisfied by Fund I. However, the allocations of net income and net loss to the Fund I Shareholders will be respected if the Alternate Economic Effect Test is satisfied (see discussion below) or if the allocations to the Fund I Shareholders otherwise are in accordance with the Fund I Shareholders' interests in Fund I (also discussed below).

     If the Primary Economic Effect Test is not satisfied, the regulations under Section 704 provide an alternate test for economic effect (the "Alternate Economic Effect Test") under which allocations of Fund tax items which do not reduce a shareholder's capital account below zero (or increase a deficit balance in such person's capital account) will nevertheless have economic effect if requirements (i) and (ii) of the Primary Economic Effect Test are satisfied and if the partnership agreement contains a "qualified income offset;" i.e., the partnership agreement provides that a partner who unexpectedly receives an adjustment, allocation or distribution of certain prescribed items which cause his capital account to fall below zero will be allocated income and gain in an amount and manner sufficient to eliminate such deficit balance as quickly as possible. The Operating Agreement contains such a provision.

     The Section 704 regulations provide a special set of tests where losses are attributable to nonrecourse debt. In order for allocations of such losses to be deemed to be in accordance with the "partners' interests in the partnership," the following requirements must be met: (i) the capital account maintenance and capital account liquidation rules set forth in the Section 704 Regulations, as described above, must be satisfied throughout the term of the partnership; (ii) nonrecourse deductions must be allocated in a manner "reasonably consistent" with allocations, which have substantial economic effect, of some other significant item (other than minimum gain) attributable to the property securing the nonrecourse liabilities; (iii) the partnership agreement must contain a "minimum gain chargeback" provision; and (iv) all other material allocations and capital account adjustments must be valid under the Section 704 Regulations. For purposes of requirement (v), minimum gain generally is the gain a partnership would have to recognize if the property securing the partnership's nonrecourse debt were foreclosed upon, which typically would be the excess of the amount of the debt over the tax basis of the property. A "minimum gain chargeback" provision provides that if there is a decrease in the partnership's minimum gain during the year, all partners with deficit capital account balances at the end of the year will be allocated items of income and gain for that year so as to eliminate the deficits as quickly as possible. The Operating Agreement contains such a provision.

     b. Substantiality. The economic effect of a partnership allocation must further be substantial under the regulations. An effect is substantial when there is a reasonable possibility that the allocations will substantially affect the dollar amounts to be received from the partnership, independent of tax consequences. One general rule and two specific rules must be satisfied. The general rule renders an allocation's economic effect insubstantial if, at the time the allocation becomes a part of the partnership agreement: (i) the after-tax economic consequences of at least one partner may, in present value terms, be enhanced compared to such consequences if the allocation (or allocations) were not contained in the partnership agreement, and (ii) there is a strong likelihood that the after-tax economic consequences of no partner will, in present value terms, be substantially diminished compared to such consequences if the allocations were not contained in the partnership agreement. Treas. Reg. Section 1.704-1(b)(2)(iii)(a).

     The two specific rules for substantiality relate to the shifting of tax consequences and to transitory allocations. Under the shifting of tax consequences rule, an allocation's economic effect is deemed insubstantial if, at the time the allocation became a part of the partnership agreement, there is a strong likelihood that (1) the net adjustments to the partners' capital accounts for the taxable year would not differ from the net adjustments if the allocations were not in the partnership agreement, and (2) the total tax liabilities for the partners would be less than if the allocations were not in the partnership agreement, taking into account the partners' respective nonpartnership tax attributes. Treas. Reg. Section 1.704-1(b)(2)(ii)(b).

     The transitory allocations rule looks to whether the partnership agreement provides for the possibility that one or more original allocations will be largely offset by one or more other allocations, or "offsetting allocations." Provided an offset will not likely occur within 5 years, the transitory allocation rule will not render the economic effect of the allocations insubstantial. Treas. Reg. Section 1.704-1(b)(2)(iii)(c).

     The Operating Agreement provides that if an allocation of net loss to a Fund I Shareholder would reduce his or her capital account below zero (or increase a deficit balance in the capital account), such allocation will instead be made to Fund I Shareholders having positive capital account balances. The Operating Agreement also contains a "qualified income offset" provision and a "minimum gain chargeback" provision requiring that in certain situations where a capital account balance falls below zero at the end of any year, the shareholder will be allocated items of income and gain as quickly as possible to the extent necessary to eliminate the deficit capital account balance. In addition, the Operating Agreement provides (i) for the determination and maintenance of the Fund I Shareholders' capital accounts in accordance with the Section 704 regulations; and (ii) that liquidating distributions will in all cases be made in accordance with the positive capital account balances of the Fund I Shareholders. Based on these factors, and the
Section 704 regulations, the Advisor believes it is more likely than not that Fund I's allocations of net income and net loss to the Fund I Shareholders will not be substantially modified if challenged by the IRS.

     The Operating Agreement gives the directors the right to amend the tax allocation provisions of the Operating Agreement to take account of any amendments to Code Section 704 or the regulations thereunder or any administrative or judicial interpretations thereof.

     If the allocations are determined not to have the requisite substantial economic effect, then each partner's distributive share would be determined in accordance with the shareholder's interest in Fund I by taking into account all facts and circumstances. The allocations that might result from a successful challenge by the IRS could be less favorable than those set forth in the Operating Agreement.

     DEDUCTIBILITY OF MISCELLANEOUS EXPENSES. Under Section 67 of the Code, non-corporate taxpayers may deduct certain miscellaneous expenses (e.g., investment advisory fees, tax preparation fees, unreimbursed employee expenses, subscriptions to professional journals, etc.) only to the extent such deductions exceed in the aggregate two percent of the taxpayer's adjusted gross income. Each Fund I Shareholder's share of the management fee paid by Fund I to the Advisor will be included among the miscellaneous expenses potentially subject to the two percent floor. However, corporations and tax exempt organizations are not affected by the two percent floor. For individual taxpayers, such expenses are also potentially subject to the overall limitation of itemized deductions to the excess of such deductions over the lesser of (i) three percent of the difference between adjusted gross income and the "applicable amount" ($111,800 for individuals and married couples filing jointly, and $55,900 for married individuals filing separately) or (ii) eighty percent of the amount of itemized deductions otherwise allowable for the taxable year.

     DEDUCTIBILITY OF FEES AND OPERATING EXPENSES GENERALLY. Fund I may incur and deduct certain items that may be subject to close scrutiny by the IRS to determine whether they represent expenses of Fund I that are currently deductible, rather than capital expenditures or expenditures that cannot provide any present or future tax benefit.

     a. Reasonableness. In determining whether an expenditure is properly deductible, the IRS, upon audit, would make a facts and circumstances inquiry as to the "reasonableness" of the expenditure. Generally an expenditure is determined to be reasonable where it is paid or incurred as the result of arm's-length negotiations between unrelated parties. Under the Operating Agreement and the Advisory and Management Agreement, certain expenditures incurred on behalf of Fund I will be paid by Fund I to the Advisor or affiliates for services rendered by the Advisors or affiliates on behalf of Fund I. The Service, upon examination, may challenge any of such fees or reimbursements as being excessive and not reasonable. Accordingly, to the extent Fund I could not establish the reasonableness of such expenses, they would be disallowed. On the other hand, expenses arising from arm's-length negotiations between unrelated parties should be respected as reasonable. The Advisor anticipates that any such fees or reimbursements will be reasonable in amount and properly deductible.

     b. Capitalization or Amortization Requirement. In addition to the above requirement, an expenditure that has a useful life extending substantially beyond the tax year in which it was made will not be currently deductible. Instead, such expenditure must be capitalized or amortized. Treas. Reg. Section Section 1.461-1(a), 1.263-2(a). Case authority and revenue rulings indicate that an expenditure must be capitalized or amortized when it has a useful life in excess of one year.

     DEDUCTIBILITY OF ORGANIZATION AND SYNDICATION EXPENDITURES. Both Fund I and Fund II incurred significant expenses for the offer and sale of their respective shares and for other syndication expenses. The treatment of such expenditures should be as follows:

     Under Code Section 709, a partnership is not permitted a current deduction for organization expenses, but may elect to amortize such expenses over a period of not less than sixty months. Organization expenses include those expenses which are incident to the creation of the partnership, chargeable to a capital account, and are of a character which, if expended incident to the creation of a partnership having an ascertainable life, would be amortized over such life. Illustrative of organization expenses, the regulations list legal fees for services incurred in negotiating and preparing a partnership agreement, accounting fees for the establishment of a partnership accounting system and certain other filing fees. The regulations indicate that the organization expenses to which the election to amortize applies include only those expenditures incurred before the end of the taxable year in which the partnership begins business. No amortization of any organization expenditures incurred after the first year of Fund operations is permitted.

     Syndication expenses, to the contrary, are specifically excluded from classification as organization expenses. Accordingly, such expenses must be capitalized and are non-deductible and non-amortizable. The regulations define syndication expenses as expenses connected with the issuing and marketing of interests in the partnership. Examples include brokerage fees, registration fees, and legal fees of the issuer for securities advice and advice pertaining to the adequacy of tax disclosures in the private placement memorandum.

     SALE OR OTHER DISPOSITION OF A FUND I SHAREHOLDER'S INTEREST. The Operating Agreement places certain restrictions on a Fund I Shareholder's ability to assign, sell or otherwise dispose of his or her Fund I Shares. The following discussion assumes that the shareholder complies in all respects with the requirements of the Operating Agreement.

     Fund I Shareholders should be aware that they may be unable to sell their interests because no market for such interests may exist. In the event a Fund I Shareholder does dispose of his or her interest, however, the gain or loss will be determined by the difference in the amount realized and the adjusted basis of his interest.

     Any gain or loss realized by a limited partner on a sale of a partnership interest is generally taxable as long-term capital gain or loss if the seller has held his interest for longer than one year.

     Fund I Shareholders should also note that under Code Section 708(b)(1)(B) a partnership is terminated for federal tax purposes if, within a 12-month period, there is a sale or disposition (other than by gift or inheritance) of 50 percent or more of the total interest in partnership capital and profits. Notwithstanding that a partnership may continue under state law, the regulations indicate that where a partnership is technically terminated pursuant to Code Section 708(b)(1)(B), the partnership will be deemed to contribute all of its property to a "new" partnership and immediately distribute interests in the "new" partnership to the purchaser(s) and remaining partners in accordance with their pro rata interests in liquidation of the "old" partnership, and the purchaser(s) and remaining partners will be deemed to contribute all the property to a "new" partnership. In addition, a termination under Code Section 708 will result in the closing of Fund I's taxable year pursuant to Code Section 706(c). Such termination of Fund I and closing of Fund tax year could have an adverse impact on the Fund I Shareholders.

     However, the admission of new partners (such as the Fund I Shareholders) to a partnership does not generally give rise to a Section 708 termination, even though the interests of existing partners are reduced by 50% or more. See Rev. Rul. 75-423, 1975-2 C.B. 260.

     In order to prevent a termination of Fund I under Code Section 708 as a result of sales or exchanges of 50 percent or more of the partnership profits and capital interests, Section 7.1 of the Operating Agreement has a prohibition against any sales, assignments, or exchanges, which in the opinion of Counsel, would cause a Code Section 708 termination. Thus, as long as the Fund I Shareholders adhere to the Agreement, problems inherent in a Code Section 708 technical termination should not arise with respect to Fund I.

     SALE OR OTHER DISPOSITION OF FUND ASSETS. In the event Fund I disposes of any securities of its Portfolio Companies, gain or loss will be realized and recognized under Code Section 1001, which provides that gain or loss is generally equal to the difference between the amount realized and the adjusted basis.

     Fund investments or sales of Fund assets may generate income that is taxable to the Fund I Shareholders, regardless of whether actual distributions are made. However, the Advisor believes that such an event is highly unlikely, and that Fund I will be able to make distributions to Fund I Shareholders sufficient to allow Fund I Shareholders to pay income taxes attributable to their ownership of Shares in Fund I.

     TARGETED CAPITAL GAINS EXCLUSION. The Revenue Reconciliation Act of 1993 added to the Code Section 1202, which permits the exclusion, for federal income tax purposes, of 50% of any gain (subject to certain limitations) realized upon the sale or exchange of "qualified small business stock" held more than five years. Generally, qualified small business stock is stock of a small business corporation acquired directly from the issuing corporation, which must at the time of issuance and immediately thereafter have assets of not more than $50,000,000 and be actively engaged in the conduct of a trade or business not excluded by law. Per investor and per investment, any gain, 50% of which may be excluded, may not exceed the greater of ten times the cost of the investment or $10,000,000. For the purpose of this limitation, an investment company is treated as a single investor. It is possible that in some cases investments made by Fund I will be in qualified small business stock, that Fund I will hold such stock for more than five years and that Fund I will ultimately dispose of such stock at a profit. If that were to occur, each Fund I Shareholder who held his or her shares at the time Fund I purchased the qualified small business stock and at all times thereafter until the disposition of such stock by Fund I would be entitled to exclude from his or her taxable income 50% of his or her share of such gain, whether distributed or deemed distributed. One half of any amount so excluded would be treated as a preference item for alternative minimum tax purposes.

     NORTH CAROLINA CREDITS FOR INVESTMENT IN QUALIFIED BUSINESSES. Individual Fund I Shareholders in Fund I may under certain circumstances be entitled to credits against their North Carolina income taxes.

     REGISTRATION AS QUALIFIED GRANTEE BUSINESS. Both Fund I and Fund II have been registered with the State of North Carolina as a "qualified grantee business" for purposes of the credit against North Carolina income taxes for investments in qualified business ventures and qualified grantee businesses. Subject to the following discussion and the other qualifications discussed in this Disclosure Document, individual shareholders in Fund I and Fund II who have North Carolina taxable income may have been entitled to claim as a credit against North Carolina income taxes an amount equal to 25% of their investment in Fund I up to a maximum credit of $50,000.

     The credit is available for the year following the year of investment. A Fund I Shareholder must file a claim for the credit with the North Carolina Department of Revenue by April 15 of the year following the year in which the investment is made.

     The maximum amount of credits available to all taxpayers in any year is $12,000,000. If the total amount of credits claimed is greater than the amount available, the state will allocate the available credits among claimants on a pro rata basis. Shareholders are notified of any reduction in claimed credits as a result of such allocation on or before December 31 of the year following the year in which the investment is made.

     Any such credits claimed by former Fund II Shareholders should not be adversely affected by the Merger.

     The foregoing does not purport to be a complete explanation of the North Carolina credit for investments in qualified businesses. Each investor should consult his or her own tax advisors concerning the federal, state and local tax laws which apply to the investor's participation in Fund I.

     UNRELATED BUSINESS TAXABLE INCOME. Certain entities, such as charitable and other organizations described in Section 501(c) of the Code and trusts formed as part of profit sharing or pension plans that qualify under Section 401(a) of the Code, are generally exempt from tax. In addition, participants in pension plans normally do not recognize gains or losses incurred by or passed through to such plans. Fund I is permitted to sell interests to such tax-exempt entities. However, investment by such entities involves complex tax, regulatory, and business issues. Therefore, tax-exempt entities should consult their tax and business advisors before investing in Fund I.

     Although tax-exempt entities do not generally pay taxes, such entities are subject to tax on their unrelated business taxable income ("UBTI"), defined below. An entity that generates UBTI is taxed on that income at regular corporate or trust rates, as applicable. If Fund I generates income that would be UBTI if generated by the tax-exempt Investor, such Investor will realize UBTI whether or not such UBTI is actually distributed from Fund I. Even though an Investor is allocated UBTI, this allocation will generally not affect the tax-exempt status of the entity.

     UBTI is the gross income derived by a tax-exempt entity from an unrelated trade or business less the deductions mentioned above. Items that are generally excludable from UBTI include dividends, gains from the sale or exchange of property held for investment, rents from real property, interest, and rents from personal property being leased as an incident to real property. Therefore, the Advisor anticipates that the operations of Fund I will not generate UBTI to tax-exempt Fund I Shareholders.

     Under the Operating Agreement, Fund I is required to use its best efforts so as not to make any investment, incur any liability, or otherwise take any action which would result in the realization by a tax-exempt member of "unrelated business taxable income" within the meaning of Section 512 of the Code.

     CODE SECTION 754 ELECTION. The Operating Agreement gives the directors the power to cause Fund I to make a Code Section 754 election. Such an election would permit Fund I to make adjustments to the basis of Fund I
Property: (1) under Code Section 734(b) in the case of certain distributions of cash and Fund property, and (2) under Code Section 743(b) in the case of certain transfers of an interest in Fund I by a sale or exchange or upon the death of an Investor.

     In the first instance, the adjustment is permitted to prevent double taxation of the gain from appreciation in the value of the property. For example, where a withdrawing shareholder receives a cash distribution in exchange for his Fund interest, such distribution would include any increase in the value of his interest resulting from appreciation in the property. The shareholder would likely recognize gain on the distribution from the appreciation, but since he received cash rather than property, the property which had appreciated in value would get no corresponding increase in basis in the "hands" of Fund I as a result of the gain recognized by such Investor. Should Fund I thereafter sell the appreciated property, the remaining Fund I Shareholders would be forced to recognize gain from the appreciation in value of the property, including the distributee-Investor's proportionate share of the gain which he had previously realized and recognized. The adjustment, therefore, allows Fund I to obtain an increase in the basis of certain assets to the extent of the gain recognized by the distributee-Investor from the appreciation in the value of the Property.

     With regard to a transferee, Code Section 743(b) permits Fund I to adjust the basis of Fund property (with respect to the transferee-Investor only) so that the transferee-Investor's proportionate share of the adjusted basis of such property is equal to the initial cost basis of his Fund interest. If such partner's cost basis includes amounts attributable to appreciation in the value of the Property, the election will generally result in the transferee-Investor recognizing less taxable income upon the disposition of the property.

     Certain disadvantages may result from making the Code Section 754 election. One problem is that once the election is made, it will apply with respect to all subsequent distributions of property by Fund I and to all subsequent transfers of interests in Fund I. Thus, in the event the property is declining in value, rather than appreciating, the election will be unfavorable to the remaining partners in the case of a distribution to which 734(b) would apply, and unfavorable to the transferee in the case of a sale or exchange to which 743(b) would apply. Secondly, a Code Section 754 election could require a costly appraisal upon a distribution to a shareholder or a transfer of his or her interest. Fund I Shareholders should note, however, that if the election is not made, an Investor's interest is likely to be less marketable.

     STATE AND LOCAL TAXES. Fund I Shareholders should consider the potential state and local income tax consequences of an investment in Fund I. Each Fund I Shareholder is advised to consult his own tax advisor to determine if the state or locality in which he is a resident imposes a tax upon his share of the income or loss of Fund I.

     Fund I's operations will be based in North Carolina, and thus a shareholder may be required to report his distributive share of income or loss in North Carolina, whether or not he or she is a resident. However, the Advisor believes that the activities of Fund I in investing for long-term capital appreciation will not be a "trade or business" and thus nonresidents of North Carolina will not be required to include income from Fund I as North Carolina income.

     Fund I Shareholders should also be aware that the amount of deductions available to Fund I for state income tax purposes may be different from those available for federal income tax purposes in those states which do not fully coordinate with federal income tax principles.

INVESTMENT BY EMPLOYEE BENEFIT PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

     A fiduciary of a pension, profit-sharing, or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider fiduciary standards under ERISA in the context of the plan's particular circumstances before authorizing an investment of all or any portion of such plan's assets in Fund I. Among other factors, such fiduciary should consider (i) whether the investment satisfies the prudence requirements of Section 404(a)(1)(B) of ERISA, (ii) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA,
(iii) whether the investment is in accordance with the documents and instruments governing the plan as required by Section 404(a)(1)(D) of ERISA,
(iv) whether the value of the investment can be determined annually as required by Section 301(d)(5) of ERISA and Revenue Ruling 80-155, 1980-1 C.B. 84, (v) how the definition of the term "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets" affects the proposed investment, and (vi) whether a prohibited transaction in violation of
Section 406 of ERISA or Section 408(e)(2) of the Internal Revenue Code of 1986 ("Code") will occur. In addition, persons who control the investments of individual retirement accounts ("IRAs") should consider the applicable items listed above.

     The definition of the term "plan assets" under ERISA and recently finalized by U.S. Department of Labor regulations must be considered to determine whether the assets held by Fund I will be treated as "plan assets." The treatment of Fund I's assets as "plan assets" is important because it determines whether (a) those who have discretion with respect to the management of Fund I and its assets are considered fiduciaries of an investing plan and thus subject to ERISA's fiduciary duties and liabilities, (b) the other fiduciaries of an investing plan may have improperly delegated asset management responsibility to the management of Fund I, (c) Fund I's assets must be reported to the Department of Labor under ERISA's reporting and disclosure rules, and (d) the prohibited transactions rules under ERISA and the Code apply to Fund I's activities.

     The "plan asset" regulations will not apply to Fund I if less than 25% of the Shares are held by employee benefit plans. In addition, the regulations will not apply Fund I so long as it qualifies as a Venture Capital Operating Company ("VCOC"). Generally, the regulations define a VCOC as a company which invests at least one-half of its assets in entities in which the company has management rights, which rights are actually exercised to some degree. In determining whether the company has management rights, factors such as the right to elect a director, the right to inspect books and records of a non-public issuer, and ownership of a significant portion of the equity of a non-public issuer will be considered. It is the intention of the Advisor to conduct the operations of Fund so that it falls within the definition of a VCOC.

     In addition to the fiduciary standards under ERISA, fiduciaries of ERISA plans IRAs should consider the unrelated business income tax implications of investing in Fund I. See "- Federal Income Tax Considerations."

SUMMARY OF THE OPERATING AGREEMENT

     The following is a brief summary of certain provisions of the Operating Agreement which have not been discussed elsewhere in this Disclosure Document. This summary does not purport to be a complete summary of all matters set forth in the Operating Agreement. This section is qualified in its entirety by reference to the complete document filed as an Appendix B hereto. Section references cited below refer to sections in the Operating Agreement.

     CAPITAL CONTRIBUTIONS. No Fund I Shareholder may withdraw his or her capital from Fund I without the approval of the directors, nor will any Fund I Shareholder receive interest on his or her capital. The directors are not responsible for the return of capital of any Fund I Shareholder.

     CASH DISTRIBUTIONS. Fund I intends to make distribute in the first quarter of each year the net proceeds from dispositions of portfolio investments which occurred during the preceding year, after making provision for expenses, including the payment of management fees, reserves and possible investment in other existing Portfolio Companies. Fund I anticipates that distributions to Fund I Shareholders will in any event be sufficient to defray the Federal and state taxes attributable to the Fund I Shareholders' receipt of taxable income as a result of investment in Fund I.

     ALLOCATION OF PROFITS, LOSSES AND DISTRIBUTIONS. Except for a special allocation of income in connection with special distributions to pre-Merger Fund I Shareholders, net profits and net losses of Fund I shall be allocated to the Fund I Shareholders generally in accordance with their ownership of shares, provided however that under applicable tax law and the Operating Agreement losses will not be allocated to any Fund I Shareholder that would result in such shareholder having a negative capital account. Except for the special distributions to pre-Merger Fund I Shareholders as a result of the Merger, all distributions and, in general, all allocations to the Fund I Shareholders shall be in proportion to the number of shares owned by each Investor as compared to the aggregate number of such shares owned by all Fund I Shareholders.

     LIMITATION ON TRANSFER OF FUND I SHARES.   Fund I Shareholders have or
will be required to covenant that he or she is acquiring the shares for investment purposes only and not with a view to the resale or transfer thereof. Transfers by Fund I Shareholders of their shares are prohibited without the written consent of the directors. If a Fund I Shareholder desires to transfer shares with the consent of the directors, he or she must first give notice to the directors of the terms of such transfer. In no event shall an assignee of a share be substituted as a Fund I Shareholder in the place of his assignor without the prior written consent of the directors. An assignee who does not become a substituted shareholder has no rights in Fund I except to receive his or her share of profits, losses, distributions and benefits to which the assignor would otherwise be entitled. In addition to the consent of the directors, the following conditions must be met before an assignee of an shareholder can become a substituted shareholder: (i) a duly executed and acknowledged instrument of assignment has been filed with Fund I setting forth that the assignee becomes a substituted shareholder in the place of the assignor, (ii) Fund I interest being acquired by the assignee consists of the entire interest of the assigning shareholder, and (iii) the assignor and the assignee execute and acknowledge such other instruments as the directors may deem necessary or desirable to effect such admission. There are severe restrictions on transfers of Fund I Shares and there is no liquidity in the investment in the Fund I Shares.

     In addition, the directors may in their discretion require as a condition precedent to the transfer of a Fund interest, delivery to Fund I of an opinion of counsel satisfactory to the directors to the effect that such transfer does not constitute a violation of the Securities Act, or any applicable state securities or real estate syndication laws and the transfer will not cause the partnership to cease to be classified as a partnership for federal income tax purposes. Section 708 of the Code provides that a partnership will terminate for federal income tax purposes then 50% or more of the total interests in partnership capital and profits are sold or exchanged within any period of 12 consecutive months. Therefore, the Directors will not permit any assignment which might terminate Fund I for federal income tax purposes. Any assignment of Fund interests to which the Directors do not consent shall be deemed void ab initio.

     REPORTS TO SHAREHOLDERS. The directors will cause Fund I to deliver to the Fund I Shareholders a number of reports including quarterly reports from the directors and audited annual financial statements, annual balance sheets and annual profit and loss statements; and all information necessary for the preparation of each Investor's federal income tax return including a Form K-l (which shall be delivered on or before March 31 of each year).

     TERM OF FUND. Fund I shall continue for a seven-year term, subject to the Directors' right to extend for up to two additional two-year periods, with additional extensions requiring the consent of the holders of a majority of the Shares, unless sooner terminated upon the happening of any one or more of the following events:

      (a) upon the sale (or other disposition) of all or substantially all of the assets of Fund I; or

      (b)  upon the Directors' election to terminate Fund I; or

      (c) upon the occurrence of any event which, under North Carolina law, causes the dissolution or termination of Fund I.

     Upon any termination or dissolution of Fund I, the winding up of Fund I's affairs will be conducted by the Directors or by another person selected by the holders of a majority of the Shares if no Director remains to act as Director. In winding up Fund I, the Directors may arrange for the collection and disbursement to the Fund I Shareholders of future receipts from Fund I's assets, either by themselves or others, or may sell Fund I's assets for such consideration and on such terms as shall be consistent with obtaining the fair market value thereof.

     REIMBURSEMENT OF EXPENSES OF THE ADVISOR. The Advisor will bear certain costs associated with managing and administering Fund I, including salaries and benefits paid to personnel of the Advisor, office rental, office equipment, property and casualty insurance, janitorial and utilities expenses associated with the Advisory's office space, bookkeeping, and general travel and entertaining expenses. Fund I will reimburse the Advisor for expenses directly related to investment activities conducted by the Advisor on behalf of the Fund I, including stationary, postage, telephone and photocopy expenses, dues from membership and industry association, fees and expenses of outside consultants, attorneys, accountants and auditors, organizational marketing expenses, and expenses associated with the oversight of Portfolio Companies, including traveling and entertainment expenses directly attributed thereto. To the extent reasonable practicable, the Advisor will negotiate for the recovery of such expenses from the Portfolio Companies to which they relate.

     MISCELLANEOUS PROVISIONS. The directors have the sole right to manage the business of Fund I and no shareholder may participate in or control Fund I's business. The Fund I Shareholders have voting rights only in certain limited situations, including the election of the directors, the approval or termination of investment advisory contracts, the selection of Fund I's accountants, the extension of the term of Fund I after the Director's two discretionary two-year extensions, the amendment of the Operating Agreement, the authorization of certain extraordinary transactions, and certain other items.

     The books and records of Fund I will be available at Fund I's office for inspection by the Fund I Shareholders upon reasonable notice, at reasonable hours, during the business day.

     AMENDMENT OF OPERATING AGREEMENT. The Operating Agreement may generally be amended by the consent of the Directors and the holders of more than 66 2/3 of the Shares. Certain amendments require the unanimous consent of the Fund I Shareholders.

FEDERAL SECURITIES ACTS AND PRIVATE PLACEMENT STATUS

     As a purchaser of an interest in a private offering not registered under the Securities Act, each Fund I Shareholder was required to represent that he or she was acquiring the Fund I Shares for investment and not with a view on resale or distribution. Further, each Fund I Shareholder must be prepared to bear the economic risk of the investment for an indefinite period, since the Fund I Shares cannot be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available. It is extremely unlikely that the Fund I Shares will ever be registered under the Securities Act.

     The Fund I Shares to be issued pursuant to the Merger have been not registered under the Securities Act. The Fund I Shares are being offered in compliance with applicable state securities laws and pursuant to an exemption from federal registration under the Securities Act pursuant to Regulation D as promulgated under the Securities Act to a limited number of purchasers able to bear the economic risks thereof, with each of such purchasers (or his purchaser-representative) possessing a level of expertise, knowledge and sophistication in matters such as those described herein so as to make intelligently and knowingly a proper economic decision relative to the acquisition of Fund I Shares.

     There is no right to require registration of the Fund I Shares under the Securities Act, and, in view of the nature of Fund I, the Advisor does not intend to make available the current public information necessary to exempt the Fund I Shares from registration under the Securities Act pursuant to Rule 144 of thereunder. The assignability of the Fund I Shares is further limited under the Operating Agreement as above described.

     Prior to and during the Fund II Special Meeting, each Fund II Shareholder and his or her purchaser representative(s), if any, are invited to ask questions of the Advisor concerning the terms and conditions of the Offering and to obtain any additional information.

                         INDEX TO FINANCIAL STATEMENTS


SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC


Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . .   F-2
Statement of Assets and Liabilities as of December 31 1996  . . . . . . . .   F-3
Schedule of Investments as of December 31, 1996 . . . . . . . . . . . . . .   F-4
Statement of Operations for the year ended December 31, 1996  . . . . . . .   F-6
Statement of Changes in Net Assets for the year ended
   December 31, 1996 and the period June 15, 1995
   (inception) through December 31, 1995. . . . . . . . . . . . . . . . . .   F-7
Statement of Cash Flows for the year ended December 31, 1996  . . . . . . .   F-8
Financial Highlights for the year ended December 31, 1996 and for the period from June 15, 1995 (commencement of operations)
   through December 31, 1995  . . . . . . . . . . . . . . . . . . . . . . .   F-9
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . .  F-10
Statement of Assets and Liabilities as of March 31, 1997 (unaudited). . . .  F-13
Statement of Operations for the three months
   ended March 31, 1997 (unaudited) . . . . . . . . . . . . . . . . . . . .  F-14
Statement of Changes in Net Assets for the three months
   ended March 31, 1997 (unaudited) . . . . . . . . . . . . . . . . . . . .  F-15
Notes to Financial Statements (unaudited) . . . . . . . . . . . . . . . . .  F-16


SOUTHEAST INTERACTIVE TECHNOLOGY FUND II, LLC

Statement of Assets and Liabilities as of March 31, 1997 (unaudited). . . .  F-17
Statement of Operations for the three months ended March 31, 1997
   (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-18
Notes to Financial Statements (unaudited) . . . . . . . . . . . . . . . . .  F-19


UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Pro Forma Statement of Assets and Liabilities as of December 31, 1996
   (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-20
Pro Forma Statement of Operations for the year ended December 31, 1996
   (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-21
Notes to Pro Forma Financial Statements (unaudited) . . . . . . . . . . . .  F-22
Pro Forma Statement of Assets and Liabilities as of March 31, 1997
   (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-23
Pro Forma Statement of Operations for the three months ended
   March 31, 1997 (unaudited) . . . . . . . . . . . . . . . . . . . . . . .  F-24
Notes to Pro Forma Financial Statements (unaudited) . . . . . . . . . . . .  F-25

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholders of Southeast Interactive Technology Fund I, LLC

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of Southeast Interactive Technology Fund I, LLC (the "Fund") at December 31, 1996, the results of its operations and cash flows for the year then ended, and changes in its net assets and the financial highlights for the year then ended and for the period June 15, 1995 (commencement of operations) through December 31, 1995 in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and bond issuer, provides a reasonable basis for the opinion expressed above.

As explained in Note 1, the financial statements include securities, valued at $5,291,218 (92% of net assets), whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material to the financial statements.

PRICE WATERHOUSE LLP


Raleigh, North Carolina
February 27, 1997

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------



                                     Assets


      Investments in securities, at value,
       (cost $5,013,172) (Note 1)                          $5,291,218
      Cash and cash equivalents (Note 2)                      348,135
      Organization costs, net of $21,383 accumulated
       amortization                                            58,803
      Interest receivable from affiliates (Note 4)             37,453
      Interest receivable                                       9,368
      Accounts receivable from affiliates (Note 4)             12,886
      Accounts receivable other                                 2,260
      Prepaids and other assets                                32,463
                                                           ----------

             Total assets                                   5,792,586
                                                           ==========

                                 Liabilities


      Accounts payable                                         35,833
                                                           ----------

             Total liabilities                                 35,833
                                                           ----------

      Net assets                                           $5,756,753
                                                           ==========

      Net assets were comprised of:
         Shares, no par value, 244 shares authorized, issued
          and outstanding (Note 1)                         $5,568,267
         Accumulated net investment loss                      (89,560)
         Unrealized gain on investments                       278,046
                                                           ----------

                                                           $5,756,753
                                                           ==========
           Net asset value per share based on 244 shares
            issued and outstanding                         $23,593.25
                                                           ==========








   The accompanying notes are an integral part of these financial statements

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------


                                               Principal
                                                Amount,
                                               Shares or
                                               Equivalent
                                                 Shares             Cost           Value
Convertible preferred stocks -- 72%
  Virtus Corporation(b)                           29,268        $  599,994      $  878,040
  NetTech, Inc.(a)(b)                            250,000           500,000         500,000
  Interactive Magic, Inc.(a)(b)                  165,268           504,068         504,068
  MicroMass Communications, Inc.(a)(b)           239,286           502,500         502,500
  InteractiVisions, Inc.(a)(b)                   256,750           513,500         513,500
  BuildNet, Inc.(b)                               28,587           500,000         500,000
  Sun Forest Systems, Inc.(b)                     28,587                --              --
  Alternate Realities Corporation(b)             388,266           407,699         407,699
                                                                ----------      ----------

      Total convertible preferred stocks                         3,527,761       3,805,807
                                                                ----------      ----------

Convertible bonds -- 27%
  One Room Systems, Inc. -- 10%
   debenture due August 31, 1997(a)(b)          $600,000           600,000         600,000
  Wave Systems Corporation -- 10%
   debenture due April 18, 1998(b)              $455,911           455,911         455,911
  NetTech, Inc. -- 10%
   debenture due August 1, 1997(a)(b)           $200,000           200,000         200,000
  Alternate Realities Corporation -- 10%
   debenture due August 18, 1997(b)             $200,000           200,000         200,000
                                                                ----------      ----------
      Total convertible bonds                                    1,455,911       1,455,911
                                                                ----------      ----------

Preferred stock warrants -- 1%
  NetTech, Inc.(a)(b)                              8,250            16,500          16,500
  Sun Forest Systems, Inc.(b)                        743            13,000          13,000
                                                                ----------      ----------
      Total preferred stock warrants                                29,500          29,500
                                                                ----------      ----------

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------


                                               Principal
                                                Amount,
                                               Shares or
                                               Equivalent
                                                 Shares             Cost           Value
Common stock warrants -- 0%
  Interactive Magic, Inc. --
   exercise price $3.60 per share(a)(b)           13,889                --              --
  MicroMass Communications, Inc. --
   exercise price $2.10 per share(a)(b)           19,875                --              --
  MicroMass Communications, Inc. --
   exercise price $1.00 per share(a)(b)           25,000                --              --
  Alternate Realities Corporation--
   exercise price $2.10 per share                107,144                --              --
  One Room Systems, Inc. --
   exercise price $1.00 per share(a)(b)          120,000                --              --
  Wave Systems Corporation -- conversion
   price maximum of $1.82 per share(b)          $170,000                --              --
                                              divided by
                                              conversion
                                                   price
  NetTech, Inc. --
   exercise price $2.00 per share(a)(b)           25,000                --              --
      Total common stock warrants                                       --              --
                                                                ----------      ----------

      Total -- 100%                                             $5,013,172      $5,291,218
                                                                ==========      ==========


Legend

(a) Affiliate (Note 4)
(b) Restricted security (Note 1)


   The accompanying notes are an integral part of these financial statements.

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

   Investment income
     Interest on convertible bonds (Note 4)              $ 91,999
     Interest on cash and cash equivalents                105,085
                                                         --------

           Total income                                            $197,084
                                                                   --------

   Expenses
     Investment advisory fee, net (Note 3)                 69,551
     Professional fees                                     66,772
     Custodian and cash manager fees                       10,035
     Amortization of organization costs                    16,037
     Travel expenses                                       14,923
     Printing expenses                                     44,199
     Other expenses                                        41,475
                                                         --------

           Total expenses                                           262,992
                                                                   --------
           Investment loss - net                                    (65,908)
                                                                   --------

   Unrealized gain on investments                                   240,583
                                                                   --------

   Net increase in net assets resulting from operations            $174,675
                                                                   ========











   The accompanying notes are an integral part of these financial statements

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 1996 AND FOR THE
PERIOD FROM JUNE 15, 1995* THROUGH DECEMBER 31, 1995
--------------------------------------------------------------------------------


                                                          1996         1995
Increase in net assets from operations
 Investment loss - net                                 $  (65,908)  $  (23,652)
 Unrealized gain on investments                           240,583       37,463
                                                       ----------   ----------

 Net increase in net assets resulting from operations     174,675       13,811

Net assets
 Beginning of period                                    5,582,078           --
 Offering proceeds - net                                       --    5,568,267
                                                       ----------   ----------

 End of period                                         $5,756,753   $5,582,078
                                                       ==========   ==========






*Commencement of operations












   The accompanying notes are an integral part of these financial statements

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------


    Cash flows from operating activities:
     Net increase in net assets resulting from operations       $  174,675
     Adjustments to reconcile net increase in net assets
     resulting from operations to net cash used by
     operating activities:
       Amortization of organization costs                           16,037
       Unrealized gain on investments                             (240,583)
       Warrants and shares received in exchange
         for services performed                                    (43,000)
       Change in accounts receivable from affiliates               (12,886)
       Change in accounts receivable other                          (2,260)
       Change in interest receivable from affiliates               (82,630)
       Change in interest receivable                                (6,889)
       Change in accounts payable                                   (6,187)
       Change in prepaids and other assets                          (7,355)
       Purchase of investments (gross)                          (3,575,000)
                                                                ----------

    Net cash used by operating activities                       (3,786,078)
                                                                ----------

    Net decrease in cash                                        (3,786,078)
    Cash at beginning of period                                  4,134,213
                                                                ----------

    Cash at end of period                                       $  348,135
                                                                ==========

    Supplemental disclosures of non-cash operating activities:
     Conversion of bonds to convertible preferred stocks        $  852,500
     Matured bond exchanged for convertible bond                $  425,000
     Conversion of accrued interest receivable to convertible
       preferred stocks                                         $   14,266
     Conversion of accrued interest receivable to
       convertible bonds                                        $   30,911











   The accompanying notes are an integral part of these financial statements

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
FINANCIAL HIGHLIGHTS
YEAR ENDED DECEMBER 31, 1996 AND FOR THE
PERIOD FROM JUNE 15, 1995* THROUGH DECEMBER 31, 1995
--------------------------------------------------------------------------------


                                                          1996         1995
Selected per share data and ratios for a share
  outstanding throughout the period

Per Share Data:
 Investment income                                     $   807.72  $    519.32
 Expenses                                                1,077.84       616.25
                                                       ----------   ----------

 Investment loss -- net                                   (270.12)      (96.93)
 Unrealized gain on investments                            986.00       153.54
                                                       ----------   ----------

 Net increase in net assets resulting from
  operations                                               715.88        56.61

Net asset value:
 Beginning of period                                    22,877.37           --
 Offering proceeds, net of commissions                         --    23,500.00
 Offering costs charged to capital                             --      (679.24)
                                                       ----------   ----------

 End of period                                         $23,593.25   $22,877.37
                                                       ==========   ==========

Ratios:
 Ratio of expenses to average net assets(1)                  4.64%        4.98%
 Ratio of investment income -- net, to average
  net assets(1)                                              3.48%        4.20%
 Portfolio turnover rate                                        0            0



(1) Annualized for 1995

 *  Commencement of operations




   The accompanying notes are an integral part of these financial statements.

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1996 AND FOR THE
PERIOD FROM JUNE 15, 1995 THROUGH DECEMBER 31, 1995
--------------------------------------------------------------------------------

1.    DESCRIPTION OF THE ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
      POLICIES

      THE ORGANIZATION
      Southeast Interactive Technology Fund I, LLC (the "Fund") is a limited liability company organized in the State of North Carolina. The Fund was registered under the Investment Company Act of 1940 on May 26, 1995, as a closed-end non-diversified management investment company. The Fund has been formed to invest principally in equity and equity-related securities of technology companies located in the Southeast and involved in the fields of interactive information and visual technologies.

      SECURITIES VALUATION
      All securities have been valued by the board of directors after considering certain pertinent factors, including the results of operations of portfolio companies and subsequent private placement transactions. There are no quoted market prices for any of the portfolio companies' shares or debentures.

      RESTRICTED SECURITIES
      The Fund has invested in restricted securities which are subject to legal or contractual restrictions on resale. At December 31, 1996, all of the Fund's investments were restricted, and may not be publicly sold without registration under the Securities Act of 1933.

      USE OF ESTIMATES
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual result could differ from those estimates.

      FEDERAL INCOME TAXES
      The Fund is classified as a partnership for federal income tax purposes under Subchapter K of the Internal Revenue Code. As such, the Fund must file an annual information return setting forth all items of income, gain, loss, credit and tax preference of the Fund. All investors will be taxed on their allocable shares of the Fund's taxable income. Therefore, no federal income tax provision is required.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund intends to distribute in the first quarter of each year the net proceeds from dispositions of portfolio investments which occurred during the preceding year, after making provisions for expenses, including the payment of management fees, reserves and possible investment in other existing portfolio companies. All net profits and net losses of the Fund shall be allocated to the investors in proportion of their shares owned as compared to the aggregate number of shares owned by all investors in the Fund.

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1996 AND FOR THE PERIOD FROM
JUNE 15, 1995 THROUGH DECEMBER 31, 1995
--------------------------------------------------------------------------------

      ORGANIZATION AND OFFERING COSTS
      The Fund incurred organization costs of $80,187 during 1995, which have been capitalized and are being charged to operations ratably over a period of sixty months from the commencement of operations. Costs of $165,733 incurred by the Fund in connection with the offering of shares were recorded as a reduction of capital.

2.    CASH AND CASH EQUIVALENTS
      Cash and cash equivalents include short-term, highly liquid investments with original maturities of three months or less. Cash and cash equivalents consist of the following:

                                                      December 31, 1996


          Operating account                                   $ 13,070
          Certificate of deposit (First Union National Bank,
          5.08% due 1/2/97)                                    335,065
                                                              --------
                                                              $348,135
                                                              ========

3.    INVESTMENT ADVISOR
      The Fund pays Montrose Venture Partners, LLC ("MVP") an annual management fee of five percent (5%) of the net asset value of the Fund for its administrative and investment management services. Investment advisory fees of $139,551 were paid to MVP during 1996. Three directors of the Fund are managers of MVP. Beginning in the first full year of operations of the Fund, the management fees are based on the net asset value of the Fund as follows:

      (1) two and one-half percent (2.5%) of the net asset value of the Fund as of the last day of the preceding fiscal year (valuation date), as defined by the operating agreement, will be payable in twelve equal monthly installments, due on or before the last day of each month; and

      (2) two and one-half percent (2.5%) of the net asset value of the Fund as of the valuation date, will be accrued and paid, from time to time, as the Fund liquidates portfolio investments; provided, however, that until investors have received cumulative distributions from the Fund equal to the gross proceeds of the offering only 20% of the profit realized upon liquidation of a portfolio investment will be available for payment of accrued management fees. The Fund did not liquidate any portfolio investments during 1996.

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1996 AND FOR THE
PERIOD FROM JUNE 15, 1995 THROUGH DECEMBER 31, 1995
--------------------------------------------------------------------------------

      The Fund is due one half of any advisory fees charged to portfolio companies by MVP, pursuant to the operating agreement. During 1996, the Fund received $70,000 in cash or preferred stocks and warrants under this arrangement. Of this amount, $3,000 in cash and $30,000 in preferred stocks and warrants were received from affiliated portfolio companies. The companies are considered affiliated since, as a condition of investment by the Fund, directors of the Fund serve as directors of the portfolio companies. Amounts received are netted against advisory fees.

4.   RELATED PARTIES AND AFFILIATES
      As a condition of investment by the Fund, directors of the Fund serve on the board of directors of many of the portfolio companies thereby creating an affiliate relationship. Related party and affiliate transactions as of and for the year ending December 31, 1996 are summarized below:


                Investment in portfolio companies     $2,727,767
                Interest income on convertible bonds      51,720
                Interest receivable from affiliates       37,453
                Accounts receivable from affiliates       12,886


      Additionally during 1996, reimbursements of $13,723 were paid to a company owned by a Director of the Fund who is also a manager of MVP.

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED) MARCH 31, 1997
--------------------------------------------------------------------------------


       Assets
       Investments at fair value (Costs:$5,013,172)          $5,330,812
       Cash and cash equivalents                                237,875
       Prepaid expenses and other assets                        132,863
       Organization costs, net                                   54,794
                                                             ----------

              Total assets                                   $5,756,344
                                                             ----------


       Liabilities
       Accrued expenses                                      $   14,500
                                                             ----------
              Total Liabilities                              $   14,500
                                                             ----------


       Net Assets                                            $5,741,844
                                                             ==========

       Net Assets were comprised of:
        Shares, no par value, 244 shares authorized, issued
         and outstanding                                     $5,568,267
        Accumulated net investment loss                        (104,469)
        Unrealized gain on investment                           278,046
                                                             ----------
                                                             $5,741,844
                                                             ==========





   The accompanying notes are an integral part of these financial statements.

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

              Investment Income
                    Unrealized gain on investments      $      0
                    Interest on investments               35,774
                    Interest on cash equivalents               6
                                                        --------

                          Total                         $ 35,780
                                                        --------

              Expenses

                    Investment advisory fee, net        $ 25,844
                    Custodian and cash management fee        419
                    Amortization of organization costs     4,009
                    Other expenses                        20,417
                                                        --------
                          Total                           50,689
                                                        --------

              Net investment loss                       $(14,909)
                                                        ========








The accompanying notes are an integral part of these financial statements.

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
STATEMENT OF CHANGES IN NET ASSETS
THREE MONTHS ENDED MARCH 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

                   Net assets, December 31, 1996  $5,756,753
                   Capital contribution, net               0
                   Net investment income             (14,909)
                   Unrealized gain on investment           0
                                                  ----------
                   Net assets, March 31, 1997     $5,741,844
                                                  ==========







   The accompanying notes are an integral part of these financial statements.

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
NOTES TO FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 1997
--------------------------------------------------------------------------------

1) Investments are stated at fair value which is determined by the Board of Directors based principally upon the sales price of recent public or private transactionS in the same or similar securities and other relevant factors. Other relevant factors may include but are not limited to: current financial position and current historical operating results of the issuer, significant recent events affecting the Issuer including pending mergers and acquisitions, the price paid by the fund and the percentage of the Issuer's outstanding securities owned by the Period.

2) Management fees are currently paid at a rate of 2.5% of net asset value. An additional 2.5% is to be paid when profits are distributed.

SOUTHEAST INTERACTIVE TECHNOLOGY FUND II, LLC
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

           Assets
           Cash and cash equivalents                      $3,082,206
           Prepaid expenses and other assets                  31,875
           Organization costs, net                           101,641
                                                          ----------
                  Total assets                             3,215,722
                                                          ----------

           Liabilities
           Accrued expenses                                   66,504
                                                          ----------
                  Total liabilities                           66,504

           Net Assets                                     $3,149,218
                                                          ==========

           Net Assets were comprised of:
            Shares, no par value, 130 shares authorized,
            issued and outstanding                        $3,175,750
           Accumulated net investment loss                   (26,532)
                                                          ----------
                                                          $3,149,218
                                                          ==========





   The accompanying notes are an integral part of these financial statements.

SOUTHEAST INTERACTIVE TECHNOLOGY FUND II, LLC
STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

                 Investment Income
                       Interest on cash equivalents  $ 23,361
                                                     --------
                       Total                           23,361
                                                     --------

                 Expenses
                       Investment advisory fee, net    20,625
                       Other expenses                  29,267
                                                     --------
                             Total                     49,892
                                                     --------
                 Net investment loss                 $(26,531)
                                                     ========









   The accompanying notes are an integral part of these financial statements.

SOUTHEAST INTERACTIVE TECHNOLOGY FUND II, LLC
NOTES TO FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 1997
--------------------------------------------------------------------------------

1) Investments are stated at fair value which is determined by the Board of Directors based principally upon the sales price of recent public or private transactions in the same or similar securities and other relevant factors. Other relevant factors may include but are not limited to: current financial position and current historical operating results of the issuer, significant recent events affecting the Issuer including pending mergers and acquisitions the price paid by the fund and the percentage of the Issuer's outstanding securities owned by the Period.

2) Management fees are currently paid at a rate of 2.5% of net asset value. An additional 2.5% is to be paid when profits are distributed.

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
SOUTHEAST INTERACTIVE TECHNOLOGY FUND II, LLC
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
(UNAUDITED)
--------------------------------------------------------------------------------


                                                  FUND I                  FUND II               PRO FORMA
                                                  ------                  -------               ---------
ASSETS
Investments                                     $5,291,218               $        0             $5,291,218
Cash & cash equivalents                            348,135                3,039,141              3,387,276
Prepaid expenses and other assets                   94,430                   25,000                119,430
Organization costs net                              58,803                   35,859                 94,662
                                                ----------               ----------             ----------

Total Assets                                     5,792,586                3,100,000              8,892,586
                                                ----------               ----------             ----------

LIABILITIES
Accrued expenses                                    35,833                        0                 35,833
                                                ----------               ----------             ----------
Total liabilities                                   35,833                        0                 35,833

NET ASSETS                                      $5,756,753               $3,100,000             $8,856,753
                                                ==========               ==========             ==========

NET ASSETS WERE COMPRISED OF:
Shares                                           5,568,267                 3,100,00              8,668,267
Accumulated investment loss                       (89,560)                        0               (89,560)
Unrealized gain on investments                     278,046                        0                278,046
                                                ----------               ----------             ----------
                                                $5,756,753               $3,100,000             $8,856,753
                                                ==========               ==========             ==========





   The accompanying notes are an integral part of these financial statements.

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
SOUTHEAST INTERACTIVE TECHNOLOGY FUND II, LLC
PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
(UNAUDITED)
--------------------------------------------------------------------------------

                                              FUND I               FUND II               PRO FORMA
                                              ------               -------               ---------
INVESTMENT INCOME
Unrealized gain on investments               240,583                     0                240,583
Interest on investments                       91,999                     0                 91,999
Interest on cash equivalents                 105,085                     0                105,085
                                             -------              --------                -------
Total Income                                 437,667                     0                437,667
                                             =======              ========                =======

EXPENSES
Investment advisory fee, net                  69,551                     0                 69,551
Professional fees                             66,772                     0                 66,772
Custodian and cash management fee             10,035                     0                 10,035
Amortization of organization costs            16,037                     0                 16,037
Other expenses                               100,597                     0                100,597
                                             -------              --------                -------
Total                                        262,992                     0                262,992
                                             -------              --------                -------
Net Investment gain                          174,675                     0                174,675
                                             =======              ========                =======





   The accompanying notes are an integral part of these financial statements.

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
SOUTHEAST INTERACTIVE TECHNOLOGY FUND II, LLC
NOTES TO PRO FORMA FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1996
(UNAUDITED)
--------------------------------------------------------------------------------

1) Investments are stated at fair value which is determined by the Board of Directors based principally upon the sales price of recent public or private transactions in the same or similar securities and other relevant factors. Other relevant factors may include but are not limited to: current financial position and current historical operating results of the issuer, significant recent events affecting the Issuer including pending mergers and acquisitions, the price paid by the fund and the percentage of the Issuer's outstanding securities owned by the Period.

2) Management fees are currently paid at a rate of 2.5% of net asset value. An additional 2.5% is to be paid when profits are distributed.

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
SOUTHEAST INTERACTIVE TECHNOLOGY FUND II, LLC
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

                                                          FUND I                FUND II                PRO FORMA
                                                          ------                -------                ---------
 ASSETS
 Investments                                            $5,330,812             $        0             $5,330,812
 Cash & cash equivalents                                   237,875              3,082,206              3,320,081
 Prepaid expenses and other assets                         132,863                 31,875                164,738
 Organization costs, net                                    54,794                101,641                156,435
                                                        ----------             ----------             ----------
 Total Assets                                            5,756,344              3,215,722              8,972,066
                                                        ----------             ----------             ----------
 LIABILITIES
 Accrued expenses                                           14,500                 66,504                 81,004
                                                        ----------             ----------             ----------
 Total liabilities                                          14,500                 66,504                 81,004
                                                        ----------             ----------             ----------

 NET ASSETS                                             $5,741,844             $3,149,218             $8,891,062
                                                        ==========             ==========             ==========

 NET ASSETS WERE COMPRISED OF:
 Shares                                                  5,568,267              3,175,750              8,744,017
 Accumulated investment loss                              (104,469)               (26,532)              (131,001)
 Unrealized gain on investments                            278,046                      0                278,046
                                                        ----------             ----------             ----------
                                                         5,741,844              3,149,218              8,891,062
                                                        ==========             ==========             ==========





   The accompanying notes are an integral part of these financial statements.

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
SOUTHEAST INTERACTIVE TECHNOLOGY FUND II, LLC
PRO FORMA STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------


                                                            FUND I               FUND II              PRO FORMA
                                                            ------               -------              ---------
INVESTMENT INCOME
Unrealized gain on investments                                   0                     0                     0
Interest on investments                                     35,774                     0                35,774
Interest on cash equivalents                                     6                23,361                23,367
                                                           -------               -------               -------
Total Assets                                                35,780                23,361                59,141
                                                           -------               -------               -------
EXPENSES
Investment advisory fee, net                                25,844                20,625                46,469
Professional fees                                                0                     0                     0
Custodian and cash management fee                              419                     0                   419
Amortization of organization costs                           4,009                     0                 4,009
Other expenses                                              20,417                29,267                49,684
                                                           -------               -------               -------
Total                                                       50,689                49,892               100,581
                                                           -------               -------               -------
Net Investment loss                                        (14,909)              (26,531)              (41,440)
                                                           =======               =======               =======





   The accompanying notes are an integral part of these financial statements.

SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
SOUTHEAST INTERACTIVE TECHNOLOGY FUND II, LLC
NOTES TO PRO FORMA FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

1) Investments are stated at fair value which is determined by the Board of Directors based principally upon the sales price of recent public or private transactions in the same or similar securities and other relevant factors. Other relevant factors may include but are not limited to: current financial position and current historical operating results of the issuer, significant recent events affecting the Issuer including pending mergers and acquisitions, the price paid by the fund and the percentage of the Issuer's outstanding securities owned by the Period.

2) Management fees are currently paid at a rate of 2.5% of net asset value. An additional 2.5% is to be paid when profits are distributed.

                                   APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER ("Plan") made as of ________, 1997 by and between SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC, a North Carolina limited liability company ("Fund I"), and SOUTHEAST INTERACTIVE TECHNOLOGY FUND II, LLC, a North Carolina limited liability company ("Fund II").

                              W I T N E S S E T H:

         WHEREAS, the managers of each of Fund I and Fund II deem it advisable and in the best interests of Fund I and Fund II, respectively, that Fund II be merged with and into Fund I (the "Merger") upon the terms and conditions set forth herein and in accordance with Section 57C- 9-01 et seq. of the North Carolina Limited Liability Company Act; and

         NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I
                                   THE MERGER

         1.1 The Merger. Subject to the terms and conditions contained herein, at the Effective Time (as defined below), Fund II will be merged with and into Fund I, with Fund I being the surviving company in the Merger. Upon the effectiveness of the Merger, Fund I shall possess all of the rights, privileges, powers and franchises of Fund II, and all property (real, personal and mixed) and other assets (tangible and intangible) belonging to Fund II shall be vested in Fund I, and all such property, assets, rights, privileges, powers and franchises shall thereafter belong to Fund I, and the title to any property vested by deed or otherwise in Fund II, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon any property of Fund II shall be preserved unimpaired, and all debts, liabilities and duties of Fund II shall, following the Merger, attach to Fund I and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by Fund I.

         1.2 Consummation of the Merger. Promptly following and subject to the satisfaction or waiver of the conditions set forth in Article III herein, Fund I and Fund II shall cause Articles of Merger to be filed with the Secretary of State of North Carolina in such form as required by, and executed in accordance with, the relevant provisions of the North Carolina Limited Liability Company Act (the "Articles of Merger"). The date and time when the merger becomes effective are herein referred to as the "Effective Time." The Effective Time shall be the time of filing of the Articles of Merger with the North Carolina Secretary of State.

         1.3 Conversion and Exchange of Interests. Upon the effectiveness of the Merger, each unit of membership interest in Fund II shall be exchanged for and converted into one unit of membership interest in Fund I.

         1.4 Further Assurances. If at any time after the Effective Time, Fund I shall consider or be advised that any further deeds, assignments, assurances or any other acts are necessary, desirable or proper to vest, perfect or confirm, of record or otherwise, in Fund I, the title to any property or right of Fund II acquired or to be acquired by reason, or as a result, of the Merger, Fund II agrees that Fund I and its managers and officers shall execute and deliver all such deeds, assignments and assurances and do all acts necessary, desirable or proper to vest, perfect or confirm title to such property or right in Fund I, and the managers and officers of Fund I are fully authorized in the name of Fund II or otherwise to take any and all such action.

                                   ARTICLE II
                               SURVIVING COMPANY

         2.1 Articles of Organization. The Articles of Organization of Fund I shall continue to be the Articles of Organization of Fund I until amended or repealed in accordance with the terms thereof and applicable law.

         2.2 Operating Agreement. The Amended and Restated Operating Agreement of Fund I, as duly approved by the members of Fund I and Fund II and to be in effect as of the Effective Time, shall be the Operating Agreement of Fund I until amended or repealed in accordance with the provisions thereof, the Articles of Organization of Fund I and applicable law.

         2.3 Managers. The managers of Fund I, as of the Effective Time, shall continue to be the managers of Fund I until their respective successors are duly elected and qualified in the manner provided in the Operating Agreement of Fund I and the North Carolina Limited Liability Company Act, or until their earlier resignation or removal.

         2.4 Officers. The officers of Fund I, as of the Effective Time, shall continue to be the officers of Fund I until their successors are duly appointed and qualified in the manner provided in the Operating Agreement of Fund I and the North Carolina Limited Liability Company Act, or until their earlier resignation or removal.


                                  ARTICLE III
                                   CONDITIONS

         The obligations of each of Fund I and Fund II to consummate the transactions contemplated by this Plan are subject to the approval of the Merger at or before the Effective Time, by the affirmative vote of a Super Majority in Interest, as defined in the respective Operating Agreements of Fund I and Fund II, of the members of each of Fund I and Fund II.

                                   ARTICLE IV
                                 MISCELLANEOUS

         4.1 Amendment and Waiver. This Plan may be amended, or any provision of this Plan may be waived; provided that any amendment or waiver will be binding only if such amendment or waiver is set forth in a writing executed by the party against whom enforcement is sought.

         4.2 Assignment. This Plan and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that neither this Plan nor any of the rights, interests or obligations hereunder shall be assigned (including by operation of law) by either party without the prior written consent of the other party.

         4.3 Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Plan.

         4.4 Captions. The captions used in this Plan are for convenience of reference only and do not constitute a part of this Plan and will not be deemed to limit, characterize or in any way affect any provision of this Plan, and all provisions of this Plan will be enforced and construed as if no caption had been used in this Plan.

         4.5 Complete Plan. This Plan and the other agreements referred to or contemplated herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

         4.6 Counterparts. This Plan may be executed in one or more counterparts all of which taken together will constitute one and the same instrument.

         4.7 Governing Law. The internal law (and not the law of conflicts) of the State of North Carolina will govern all questions concerning the construction, validity and interpretation of this Plan and the performance of the obligations imposed by this Plan.

         IN WITNESS WHEREOF, the parties hereto have executed this Plan as of the date first written above.

                                      SOUTHEAST INTERACTIVE TECHNOLOGY
                                      FUND I, LLC, a North Carolina
                                      limited liability company


                                      By:  _____________________________
                                      Manager __________________________


                                      SOUTHEAST INTERACTIVE TECHNOLOGY
                                      FUND II, LLC, a North Carolina
                                      limited liability company


                                      By:  _____________________________
                                      Manager __________________________

                                   APPENDIX B

                    AMENDED AND RESTATED OPERATING AGREEMENT

                               TABLE OF CONTENTS

ARTICLE 1        1
         Section 1.1  "Act\       1
         Section 1.2  "Additional Investor\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.3  "Adjusted Capital Account Deficit\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.4  "Advisor\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.5  "Advisory Agreement\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.6  "Affiliate\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.7  "Affiliated Person\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.8  "Agreement\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.9  "Articles\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.10  "Assignee\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 1.11  "Capital Account\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 1.12  "Capital Contribution\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 1.13  "Code\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 1.14  "Consultants\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 1.15  "Distributions\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 1.17  "Estimated Value Capital Account\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 1.18  "Extended Closing Date\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 1.19  "Former Fund I Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 1.20  "Former Fund II Share  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 1.21  "Fund" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 1.22  "Fund I" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 1.23  "Fund II"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 1.24 "Fund Minimum Gain\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 1.25 "Income\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 1.26 "Independent Manager\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 1.27 "Interested Person\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 1.28 "Investment Company Act\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 1.29 "Investor\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 1.30 "Losses\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 1.31 "Majority\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 1.32 "Manager" or "Director\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 1.33 "Member\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 1.34 "Members\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 1.35 "Member Minimum Gain\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 1.36 "Member Nonrecourse Debt\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 1.37 "Member Nonrecourse Deductions\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 1.38 "Memorandum\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 1.39 "Merger"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 1.40 "Nonrecourse Deductions\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 1.41 "Nonrecourse Liability\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

         Section 1.42 "Portfolio Company\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 1.43 "Portfolio Investment\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 1.44 "Share\ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 1.45 "Substituted Investor\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 1.46 "Super Majority in Interest\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 1.47 "Transfer\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 1.48 "Valuation Date\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 1.49 "Withdrawal\  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

ARTICLE 2        7
         Section 2.1 Fund Formation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 2.2 Name of Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 2.3 Registered Office, Registered Agent and Principal Place of Business  . . . . . . . . . . . . . . . 7

ARTICLE 3        7
         Section 3.1 Commencement and Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE 4                    8
         Section 4.1 Purposes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE 5                    9
         Section 5.1 Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 5.2 Investor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 5.3 Term of Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

ARTICLE 6                    10
         Section 6.1 Distributions other than in Liquidation of the Fund  . . . . . . . . . . . . . . . . . . . . . .  10
         Section 6.2 Distributions in Termination, Dissolution and Liquidation  . . . . . . . . . . . . . . . . . . .  10
         Section 6.3 Allocations of Income and Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 6.4 Special Allocations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 6.5 Curative Allocations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 6.6 Tax Allocations:  Section 704(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 6.7 Varying Interest in Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 6.8 Miscellaneous                                                                                     15

ARTICLE 7                    16
         Section 7.1 Fund Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

ARTICLE 8                    16
         Section 8.1 Exclusive Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 8.2 Duties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 8.3 Powers and Authority of the Managers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 8.4 Compensation from Portfolio Companies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 8.5 Managers to Act in Best Interests of Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 8.6 Limitations on Powers of the Managers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

         Section 8.7 Removal of a Manager . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 8.8 Advisory and Management Agreement, Management Fees and Expenses  . . . . . . . . . . . . . . . .  21
         Section 8.9 No Management by Investors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 8.10 Policy with Respect to Investment Opportunities and Conflicts of Interest . . . . . . . . . . .  22
         Section 8.11 Coinvestment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

ARTICLE 9                    24
         Section 9.1 Additional Capital Contributions and Admission of Additional Investors . . . . . . . . . . . . .  24
         Section 9.2 Restrictions on Assignments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE 10                   26
         Section 10.1 Consultants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 10.2 Length of Service and Removal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 10.3 Meetings, Permitted Activities and Duties . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

ARTICLE 11                   27
         Section 11.1 Withdrawal of an Investor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 11.2 Time for Payment for Fund Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 11.3 Valuation of Withdrawing Member's Interest  . . . . . . . . . . . . . . . . . . . . . . . . . .  28

ARTICLE 12  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 12.1 No Return of Capital Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 12.2 Managers Not Liable for Return of Capital . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 12.3 Dissolution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

ARTICLE 13                   29
         Section 13.1 Assignability of Interest or Withdrawal of a Manager  . . . . . . . . . . . . . . . . . . . . .  29

ARTICLE 14                   29
         Section 14.1 Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 14.2 Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 14.3 Tax Accounting Methods; Periods; Elections  . . . . . . . . . . . . . . . . . . . . . . . . . .  30

ARTICLE 15                   31
         Section 15.1 Dates of Valuation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 15.2 Method of Valuation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

ARTICLE 16                   32
         Section 16.1 Representations and Warranties of Investors . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 16.2 Indemnification of the Members, Managers and Affiliates . . . . . . . . . . . . . . . . . . . .  32
         Section 16.3 Amendment of Operating Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 16.4 Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 16.5 Agreement Binding Upon Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 16.6 Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 16.7 Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

         Section 16.8 Attorney's Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 16.9 Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 16.10 Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

ARTICLE 17                   34
         Section 17.1 Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 17.2 Election of Managers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 17.3 Vacancies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 17.4 Post-Merger Board of Managers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 17.5 Action by Written Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

                    AMENDED AND RESTATED OPERATING AGREEMENT
                                       OF
                  SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC


                   a North Carolina Limited Liability Company


     THIS AMENDED AND RESTATED OPERATING AGREEMENT is made and entered into to be effective as of the effective date of the Merger as defined herein, by and among the following persons and entities (the "Members"):

     The members of Southeast Interactive Technology Fund I, LLC listed on the attached Schedule 1 (the "former Fund I Investors") and the former members of Southeast Interactive Technology Fund II, LLC listed on the attached Schedule 2 (the "former Fund II Investors")

                                    RECITALS

     A. The former Fund I Investors entered into an Operating Agreement of Southeast Interactive Technology Fund I, LLC ("Fund I") dated as of August 25, 1995 (the "Original Fund I Operating Agreement).

     B. The former Fund II Investors entered into an Operating Agreement of Southeast Interactive Technology Fund II, LLC ("Fund II") dated as of June 13, 1996 (the "Original Fund II Operating Agreement").

     C. The Advisor to each of Fund I and Fund II and the Directors of Fund I and Fund II have recommended a merger of the two Funds upon the terms described herein (the "Merger").

     D. The Merger has been duly approved by a Super Majority in Interest of the Members of both Fund I and Fund II, which approval included the adoption of this Amended and Restated Operating Agreement as the Operating Agreement of the surviving Fund immediately after the Merger. The officers and Directors of the Funds have been directed to file such documents and take such other actions as are necessary and appropriate to consummate the Merger, upon the effectiveness of the Merger, this Amended and Restated Operating Agreement will become the operative Operating Agreement of the surviving Fund, which shall be Southeast Interactive Technology Fund I, LLC.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     Section 1.1 "Act" shall mean the North Carolina Limited Liability Company Act, as in effect in North Carolina, as amended from time to time.

     Section 1.2 "Additional Investor" means any individual, corporation, partnership, trust or other entity who shall be admitted as an Investor pursuant to Section 9.1.

     Section 1.3 "Adjusted Capital Account Deficit" shall mean with respect to any holder of Shares, the deficit balance, if any, in such holder's Capital Account as of the end of the relevant fiscal year, after giving effect to the following adjustments:

           (a) Credit to such Capital Account any amounts which such holder is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

           (b) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and
      1.704-1(b)(2)(ii)(d)(6) of the Regulations.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.7041(b)(2) (ii)(d) of the Regulations and shall be interpreted consistently therewith.

     Section 1.4 "Advisor" means Montrose Venture Partners, LLC, or any successor to Montrose Venture Partners, LLC as administrator and principal investment advisor to the Fund.

     Section 1.5 "Advisory Agreement" means the Advisory and Management Agreement entered into between the Fund and Montrose Venture Partners, LLC.

     Section 1.6 "Affiliate" shall have the meaning set forth in Rule 405, promulgated pursuant to the Securities Act of 1933, as amended.

     Section 1.7  "Affiliated Person" with respect to the Fund shall mean:

           (a) Any person directly or indirectly owning, controlling or holding with power to vote, five percent (5%) or more of the Shares;

           (b) Any person five percent (5%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by the Fund;

           (c) Any person directly or indirectly controlling, controlled by, or under common control with, the Fund;

           (d) Any officer, director, partner, or employee of the Fund; or

           (e) Any investment adviser to the Fund or any member of any advisory board (within the meaning of the Investment Company Act) of the Fund.

     Section 1.8 "Agreement" shall mean this Operating Agreement, as amended from time to time.

     Section 1.9 "Articles" shall mean the Articles of Organization of the Fund filed with the office of the Secretary of State of North Carolina.

     Section 1.10 "Assignee" means a person who has acquired all or a portion of an Investor's beneficial interest in the Fund but has not become a Substituted Investor.

     Section 1.11 "Capital Account" shall mean with respect to each Member a financial and tax accounting account maintained and adjusted in accordance with the Treasury Regulations promulgated under Section 704 of the Code. Capital Accounts shall be revalued by the Manager in connection with a revaluation of the Fund's assets in accordance with Regulations Section 1.704-1(b)(2)(iv)(f).

     Section 1.12 "Capital Contribution" of a Member as of any date means the total capital contribution to the Fund which such Member is required to make for his Fund Interest in the Fund.

     Section 1.13 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor federal revenue law and any final treasury regulations, revenue rulings, and revenue procedures thereunder.

     Section 1.14  "Consultants" means those individuals as described in
Section 10.1.

     Section 1.15 "Distributions" shall mean distributions of cash or other property (and if other property, valued at the fair market value of such property) made by the Fund to the Members from any source.

     Section 1.16 "Estimated Value" means the value of Fund assets as value is assigned to such assets pursuant to Article 15.

     Section 1.17 "Estimated Value Capital Account" means the amount of any actual cash contribution to the capital of the Fund by a Member, as the same may be (i) increased from time to time by such Member's allocable share of the Fund's realized and unrealized income and gains and (ii) decreased by a Member's distributions (whether in cash or in kind, but if in kind equal to the Member's share of the Estimated Value of such distributed asset, as that term is defined in this Agreement), by such Member's share of realized and unrealized Fund losses and by such Member's share of expenditures of the Fund which are not deductible or properly chargeable to a capital account of the Fund. For these purposes, realized and unrealized income, gains and losses shall be computed based on the Estimated Value of the Fund assets and such realized and unrealized income, gains and losses shall be accounted for so as to prevent duplication of increases or decreases from allocations of income, gains and losses previously affecting Estimated Value Capital Accounts.

     Section 1.18  "Extended Closing Date" means December 31, 1997.

     Section 1.19 "Former Fund I Share" means a Share of the Fund which existed prior to the Merger as a Share of Fund I.

     Section 1.20 "Former Fund II Share" means a Share of the Fund issued in connection with the Merger to a holder of a Share of Fund II in exchange for such Share of Fund II.

     Section 1.21 "Fund" shall refer to the limited liability company created under the Articles and operated pursuant to this Agreement which is the surviving entity in the Merger.

     Section 1.22 "Fund I" shall refer to Southeast Interactive Technology Fund I, LLC as it existed prior to the Merger.

     Section 1.23 "Fund II" shall refer to Southeast Interactive Technology Fund II, LLC as it existed prior to the Merger.

     Section 1.24 "Fund Minimum Gain" has the meaning set forth in Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

     Section 1.25 "Income" shall mean the net income (including tax exempt income) of the Fund or any separately allocable item thereof.

     Section 1.26 "Independent Manager" means a Manager or Director of the Fund who is not an Interested Person with respect to the Fund.

     Section 1.27 "Interested Person" with respect to the Fund means any of the following:

           (a) Any Affiliated Person of the Fund;

           (b) Any member of the immediate family of any natural person who is an Affiliated Person of the Fund;

           (c) Any Interested Person (as otherwise defined herein) of any investment advisor to or principal underwriter of the Fund;

           (d) Any person or partner or employee of any person who at any time since the beginning of the last two completed fiscal years of the Fund has acted as legal counsel to the Fund;

           (e) Any broker or dealer registered under the Securities Exchange Act of 1934 or any Affiliated Person of such a broker or dealer; and

           (f) Any other person whom the Managers determine is an Interested Person;

      provided, however, that no person shall be deemed an Interested Person of the Fund solely by reason of (A) such person's being a member of the Fund's Board of Managers or any advisory board (within the meaning of the Investment Company Act) or an owner of Shares, or (B) such person's membership in the immediate family of any person specified in the preceding clause (A).

     Section 1.28 "Investment Company Act" means the federal Investment Company Act of 1940, as amended.

     Section 1.29  "Investor" means any person or entity named on Schedule 1 or
Schedule 2 attached hereto and any other individual, corporation, partnership, trust or other entity who shall be admitted to the Fund as an Additional Investor or as a Substituted Investor, until any such person shall withdraw as an Investor pursuant to Article 11 or until a Substituted Investor or Investors are admitted with respect to his entire limited partnership interest.

     Section 1.30 "Losses" shall mean the net loss of the Fund or any separately allocable deduction, including expenditures of the Fund not deductible in computing its taxable income and not properly chargeable to a capital account.

     Section 1.31 "Majority" when used with respect to a vote or approval of any action by the Investors means (i) Investors holding more than fifty percent (50%) of the outstanding Shares or (ii) if less, Investors holding sixty-seven percent (67%) or more of the outstanding Shares which are present or represented by proxy at a meeting of Investors, if the holders of more than fifty percent (50%) of the outstanding Shares are present at such meeting or represented by proxy.

     Section 1.32 "Manager" or "Director" shall refer to any person or entity which may be admitted to the Fund as a Manager in accordance with this Agreement until the withdrawal, or cessation of such person or entity as a Manager hereunder.

     Section 1.33 "Member" means any of the Investors, except as expressly otherwise provided.

     Section 1.34  "Members" includes all of the Investors.

     Section 1.35 "Member Minimum Gain" means an amount, with respect to each Member Nonrecourse Debt, equal to the Fund Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i) of the Regulations.

     Section 1.36  "Member Nonrecourse Debt" has the meaning set forth in
Section 1.704-2(b)(4) of the Regulations.

     Section 1.37  "Member Nonrecourse Deductions" has the meaning set forth in
Section 1.704-2(i)(2) of the Regulations. The amount of Member Nonrecourse Deductions with respect to a Member Nonrecourse Debt for a Fund fiscal year equals the excess, if any, of the net increase, if any, in the amount of Member Minimum Gain attributable to such Member Nonrecourse Debt during that fiscal year over the aggregate amount of any distributions during that fiscal year to the Member that bears the economic risk of loss for such Member Nonrecourse Debt to the extent such distributions are from the proceeds of such Member Nonrecourse Debt and are allocable to an increase in Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with
Section 1.704-2(i)(2) of the Regulations.

     Section 1.38 "Memorandum" means the Confidential Private Placement Memorandum of the Fund dated January 16, 1995.

     Section 1.39 "Merger" means the merger of Fund II into Fund I, pursuant to which the Fund is the surviving entity.

     Section 1.40  "Nonrecourse Deductions" has the meaning set forth in
Section 1.704-2(b) and 2(c) of the Regulations. The amount of Nonrecourse Deductions for a Fund fiscal year equals the excess, if any, of the net increase, if any, in the amount of Fund Minimum Gain during that fiscal year over the aggregate amount of any distributions during that fiscal year of proceeds of a Nonrecourse Liability that are allocable to an increase in Fund Minimum Gain, determined according to the provisions of Section 1.704-2(c) of the Regulations.

     Section 1.41 "Nonrecourse Liability" has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

     Section 1.42  "Portfolio Company" means that term as defined in Section
4.1.

     Section 1.43 "Portfolio Investment" means that term as defined in Section 4.1.



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     Section 1.44  "Share" means an Investor's interest in the Fund representing an agreement to contribute to the capital of the Fund Twenty-Five Thousand Dollars ($25,000.00). The Agreement additionally provides that Shares may be sold in certain events pro rata to existing Investors. Unless the context otherwise requires, the term "Share" refers to all interests in the Fund, including former Fund I Shares and former Fund II Shares.

     Section 1.45  "Substituted Investor" means a person admitted pursuant to
Section 9.2 as the successor to all of the rights of an Investor with respect to all or any part of his interest in the Fund.

     Section 1.46 "Super Majority in Interest" means Investors owning 66 2/3% or more of the Shares owned by all the Investors.

     Section 1.47 "Transfer" means any sale, exchange, transfer, gift, encumbrance, assignment, pledge, mortgage or other hypothecation or other disposition, whether voluntary or involuntary.

     Section 1.48  "Valuation Date" means that term as defined in Section 15.1.

     Section 1.49 "Withdrawal" means as to any of W. Clay Hamner, David C. Blivin or E. Lee Bryan, or any person or entity succeeding any of them as Manager, any of the following events:

           (a) In the case of an individual, his or her death or adjudication of incompetency;

           (b) In the case of an entity, its dissolution and commencement of winding up or liquidation; or

           (c) The attachment by creditors of the affected person or entity's interest in the Fund, the assignment by such person or entity for the benefit of or arrangement with creditors, or the filing of a bankruptcy petition against such person or entity if such petition is not set aside within 120 days of filing.

     Certain other capitalized terms not defined above shall have the meanings given such terms in this Agreement.




                                      B-6

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                                   ARTICLE 2
                FORMATION, NAME AND PRINCIPAL PLACE OF BUSINESS

     Section 2.1 Fund Formation. The Fund has been formed as a limited liability company pursuant to the Act. The Managers shall do or cause to be done all such filing, recording, or other acts as may be necessary or appropriate from time to time to comply with the requirements of law for the formation and/or operation of a limited liability company in the State of North Carolina. Each of the Investors irrevocably constitutes and appoints the Managers, or any of them, as the true and lawful attorney for such Investor to make, execute, sign, acknowledge and file any and all of the foregoing documents in the name, place and stead of said Investor. In the event the Agreement is to be amended in connection with the substitution or addition of an Investor, such an amendment need be signed only by the Managers, by the Investor to be added or substituted and, in the case of a substitution, by the assigning Investor; provided, however, nothing shall permit any assignment by an Investor in violation of this Agreement. Any amendment to the Articles or any certificate required to be filed pursuant to the Act shall be filed by the Manager promptly following the event requiring said amendment. All amendments may be signed either personally or by an attorney-in-fact.

     Section 2.2 Name of Fund. The name of the Fund shall be Southeast Interactive Technology Fund I, LLC.

     Section 2.3 Registered Office, Registered Agent and Principal Place of Business. The registered office and principal place of business of the Fund shall be maintained at 2200 West Main Street, Suite 900, Durham, North Carolina 27705, or such other place as the Managers shall designate. The registered agent at such address shall be David C. Blivin.


                                   ARTICLE 3
                                      TERM

     Section 3.1 Commencement and Term. The Fund shall have a term commencing as of the filing of the Articles with the North Carolina Secretary of State's office (the "Commencement Date") and continuing until the earlier of the following dates:

           (a) Seven years from the date of the filing of the Articles, but the Managers, in their sole discretion, shall have the right to extend the initial term of the Fund for up to two additional two-year periods; and the Managers may further extend the term of the Fund with the consent of the holders of a majority of the Shares, but in any event not past December 31, 2014;

           (b) The election to terminate by the Managers;

           (c) The occurrence of any event which under the Act or any other law, causes the dissolution or termination of a limited liability company, other than as modified in this Agreement, provided that the withdrawal of a Member or Manager shall not be cause for dissolution of the Fund.


                                   ARTICLE 4
                                    PURPOSE



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     Section 4.1 Purposes.  The purposes of the Fund are:

           (a) Investing in equity-oriented investment instruments, such as convertible preferred stock and common stock; investing in hybrid investment instruments, such as convertible notes; and lending money or guaranteeing loans for the purposes as herein expressed (together such investments, loans and guarantees shall be referred to hereinafter as "Portfolio Investments", and the company in which a Portfolio Investment is made shall be referred to hereinafter as a "Portfolio Company"). Such Portfolio Investments will be in private transactions in and to, and for the benefit of, new and developing companies in the interactive information and visual technology industries with an emphasis on proprietary technologies, related industries and/or marketable products which work on existing hardware. To achieve greater profitability, the Fund may also invest, in accordance with this Agreement, in any growth company (also referred to hereinafter as a "Portfolio Company" or a "Portfolio Investment") in which the Managers perceive the opportunity to achieve a high return on investment through active participation, including leveraged buyouts of existing companies. The Managers anticipate that such Portfolio Investments will be made primarily in companies located in a target region which extends from Washington, D.C. to the Gulf Coast. In order to maintain a diversified investment strategy, the Fund will generally follow some or all of the following investment guidelines:

                 (i) The minimum Portfolio Investment will be One Million
            Dollars ($1,000,000) although it is anticipated that the Fund's investment will be made in phases based on performance;

                 (ii) Not more than ten percent (10%) of the Fund's Portfolio
            Investment will be invested in any one company; and

                 (iii) The Fund will generally seek as Portfolio Investments companies which have forged business alliances with strategic Fortune 500 partners or equivalent leaders in similar industries, although in cases where a strategic partner is not in place and the company represents an otherwise valuable investment opportunity, the Fund may help identify such a partner while providing equity-related short-term bridge financing in the interim.

      The above-stated parameters are guidelines only and shall not constitute or restrict the Fund from making investments from time to time that do not adhere strictly to the guidelines so long as the Managers have determined in good faith that the opportunities and risks associated with an investment are such that not adhering to the guidelines would be in the best interests of the Fund. The Fund may acquire Portfolio Investments in Portfolio Companies and hold such Portfolio Investments, distribute the Portfolio Investments to the Investors or sell the Portfolio Investments and reinvest the proceeds, to the extent permitted hereunder, in the same or other Portfolio Companies;

           (b) To do all things reasonably incidental to the purposes described above, including executing any and all documents, agreements, filings and instruments as may in the opinion of the Managers be necessary or advisable in connection with the affairs and operations of the Fund and the conduct of the business of the Fund;



                                      B-8

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           (c) To execute, deliver and perform all contracts and other undertakings and engage in all activities and transactions as may in the opinion of the Managers be necessary or advisable to carry out the foregoing objects and purposes;

           (d) All such other lawful purposes as the Managers and a Super Majority in Interest of Investors may agree; and

           (e) To have and exercise all the powers available to it as a limited liability company under the laws of the State of North Carolina.


                                   ARTICLE 5
                             CAPITAL CONTRIBUTIONS

     Section 5.1 Manager. No Manager has been or shall be required to contribute any capital to the Fund.

     Section 5.2 Investor. Each Investor has contributed to the Fund or one of its predecessors the aggregate amount opposite its name set forth in Schedule 1 or Schedule 2 attached hereto, as the case may be. No Investor shall be entitled to interest on his or her Capital Contributions.

     Section 5.3 Term of Offering. The Managers may continue to offer Shares in the Fund until Twenty-Five Million Dollars ($25,000,000) in Capital Contributions (including the Capital Contributions received from Fund I Investors and Fund II Investors prior to the Merger) is received, or until the Extended Closing Date. No Investor may be admitted subsequent to the Extended Closing Date as provided in Section 9.1 below.


                                   ARTICLE 6
              ALLOCATION OF DISTRIBUTIONS, NET INCOME, NET LOSSES
                       AND OTHER ITEMS AMONG THE MEMBERS

     Section 6.1 Distributions other than in Liquidation of the Fund.

           (a) Annual Distributions. Prior to dissolution of the Fund and provided that no distribution shall be made which would render the Fund insolvent, impair (within the meaning of Section 6.8(b) hereof) the Estimated Value Capital Account of any Member, or reduce the Estimated Value Capital Account of any Member below zero while any other Member's Estimated Capital Value Account is above zero, the Managers shall distribute (subject to approval by the Independent Managers) Available Funds no later than ninety (90) days after the close of each fiscal year. For purposes of this Agreement, "Available Funds" shall mean the net proceeds from dispositions of Portfolio Investments during the fiscal year ended immediately preceding the distribution, and other operating profits of the Fund accumulated during such fiscal year, after provision for anticipated operating expenses, management and advisory fees and expenses, working capital reserves, reserves for other Portfolio Investments which may require additional capital, and such other costs and expenses as the Managers deem prudent to make provisions for.

           Distributions pursuant to this Section 6.1(a) shall be made to the Investors as follows:


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          (i)  Distributions shall be made on the basis of $1.25 in respect of each former Fund I Share for every $1.00 distributed in respect of each other Share until the Fund has made aggregate Distributions in respect of each former Fund I Share equal to $31,250 per whole former Fund I Share; and

          (ii) Thereafter, Distributions shall be made pro rata to all Investors in the proportions in which Income and gains for such fiscal year have been allocated to them, and in the absence of any Income, in accordance with their ownership of Shares. All cash or other liquid assets of the Fund not distributed pursuant to this Section 6.1(a) may be retained in the Fund and if retained shall be available for reinvestment in accordance with the purposes of the Fund.

          (b) Other Distributions. Subject to the distribution provisions set forth in Section 6.1(a), the Managers in their sole and absolute discretion prior to dissolution of the Fund may, but shall not be obligated to, distribute such assets of the Fund, whether in cash or in kind, as it may from time to time deem advisable; provided that no distribution shall be made which would render the Fund insolvent, impair (within the meaning of Section 6.8(b) hereof) the Estimated Value Capital Account of any Member or reduce the Estimated Value Capital Account below zero while any other Member's Estimated Capital Value Account is above zero.

     Section 6.2 Distributions in Termination, Dissolution and Liquidation. Upon the Fund's termination and dissolution, all property of the Fund, after payment of liabilities and expenses incurred (or reasonably estimated to be incurred) in the winding up of the Fund's affairs shall be distributed in liquidation of the Fund to the Members as follows:

          (a) First, to the Investors to the extent necessary, taking into account all prior distributions, for the return of their Capital Contributions; and

          (b) Thereafter, to all Investors in accordance with their positive Capital Account balances. For purposes hereof, all in kind distributions shall be valued at the Estimated Value. Any amounts withheld for expenses in dissolution of the Fund and thereafter not needed for such purposes shall be distributed as set forth above.

     Section 6.3 Allocations of Income and Losses.

     Except in the case of Income and Losses incurred in connection with the liquidation of the Fund as provided in Section 6.8(e), Income and Losses for each calendar year, or fraction thereof, as the case may be, shall be allocated to the Members (and for purposes of this Article 6, the term "Member" shall include Investors and any holder of Shares whether or not such holder has been admitted to membership in the Fund) as follows:

          (a) Income. After giving effect to the special allocations set forth in Sections 6.4 and 6.5 hereof, Income for each calendar year, or fraction thereof, shall be allocated to the Members as follows:

                (i) Income shall be allocated on the basis of $1.25 in respect of each former Fund I Share for each $1.00 allocated in respect of each other Share until allocations of Income have been made in respect of former Fund I Shares in an amount equal to $6,250 per whole former Fund I Share; and

                 (ii) Thereafter, Income shall be allocated among all Members in accordance with their ownership of Shares.

           (b) Losses. After giving effect to the special allocations set forth in Sections 6.4 and 6.5 hereof, Losses for each calendar year, or fraction thereof, shall be allocated in the following order and priority:

                 (i) Except as provided in Section 6.3(b)(ii) hereof, Losses shall be allocated to the Members in accordance with their ownership of Shares.

                 (ii) The Losses allocated pursuant to Section 6.3(b)(i) hereof shall not exceed the maximum amount of Losses that can be so allocated without causing any Member to have an Adjusted Capital Account Deficit at the end of any fiscal year. In the event some but not all of the Members would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to
            Section 6.3(b)(i), the limitation set forth in this Section 6.3(b)(ii) shall be applied on a Member by Member basis so as to allocate the maximum permissible Loss to each Member under Section 1.704-1(b)(2)(ii)(d) of the Regulations. Any Losses in excess of the limitations set forth in this Section 6.3(b)(ii) shall be allocated in accordance with Section 6.3(b)(i).

     Section 6.4 Special Allocations. The following special allocations shall be made in the following order:

           (a) Minimum Gain Chargeback. Notwithstanding any other provision of this Article 6, if there is a net decrease in Fund Minimum Gain during any Fund fiscal year, each Member shall be specially allocated items of Fund income and gain for such year (and, if necessary, subsequent years) in an amount equal to the greater of (i) the portion of such Member's share of the net decrease in Fund Minimum Gain, determined in accordance with Regulations Section 1.704-2(g), that is allocable to the disposition of Fund property subject to Nonrecourse Liabilities, determined in accordance with Regulations Section 1.704-2(f), or (ii) if such Member would otherwise have an Adjusted Capital Account Deficit at the end of such year, an amount sufficient to eliminate such Adjusted Capital Account Deficit. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f) of the Regulations.
      This Section 6.4(a) is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith. To the extent permitted by such Section of the Regulations and for purposes of this Section 6.4(a) only, each Member's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to this Article 6 with respect to such fiscal year and without regard to any net decrease in Member Minimum Gain during such fiscal year.

           (b) Member Minimum Gain Chargeback. Notwithstanding any other provision of this Article 6 except Section 6.4(a), if there is a net decrease in Member Minimum Gain attributable to a Member Nonrecourse Debt during any Fund fiscal year, each Member who has a share of the Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5), shall be specially allocated items of Fund income and gain for such year (and, if necessary, subsequent years) in an amount equal to the greater of (i) the portion of such Member's share of the net decrease in Fund Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations
      Section 1.704-2(i)(4), or (ii) if such Member would otherwise have an Adjusted Capital Account Deficit at the end of such year, an amount sufficient to eliminate such Adjusted Capital Account Deficit. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(i)(4) of the Regulations. This Section 6.4(b) is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith. Solely for purposes of this Section 6.4(b), each Member's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to this Article 6 with respect to such fiscal year, other than allocations pursuant to Section 6.4(a) hereof.

           (c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or
      1.704-1(b)(2)(ii)(d)(6), items of Fund income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Member as quickly as possible, provided that an allocation pursuant to this Section 6.4(c) shall be made if and only to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article 6 have been tentatively made as if this Section 6.4(c) were not in the Agreement.

           (d) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fund fiscal year that is in excess of the sum of (i) the amount such Member is obligated to restore, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Member shall be specially allocated items of Fund income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 6.4(d) shall be made if and only to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article 6 have been tentatively made as if Section 6.4(c) hereof and this Section 6.4(d) were not in the Agreement.

           (e) Nonrecourse Deductions. Nonrecourse Deductions for any fiscal year or other period shall be allocated to the Members in the same proportion as Losses are allocated pursuant to Section 6.3(b)(i).

           (f) Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for any fiscal year or other period shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i).

           (g) Section 754 Adjustment. To the extent an adjustment to the adjusted tax basis of any Fund asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.


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      Section 6.5 Curative Allocations.

           (a) The "Regulatory Allocations" consist of the "Basic Regulatory Allocations," as defined in Section 6.5(b) hereof, the "Nonrecourse Regulatory Allocations," as defined in Section 6.5(c) hereof, and the "Member Nonrecourse Regulatory Allocations," as defined in Section 6.5(d) hereof.

           (b) The "Basic Regulatory Allocations" consist of (i) allocations pursuant to the last sentence of Section 6.3(b) (ii) hereof, and (ii) allocations pursuant to Sections 6.4(c), 6.4(d), and 6.4(g) hereof. Notwithstanding any other provision of this Agreement, other than the Regulatory Allocations, the Basic Regulatory Allocations shall be taken into account in allocating items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of other items and the Basic Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the Basic Regulatory Allocations had not occurred. For purposes of applying the foregoing sentence, allocations pursuant to this Section 6.5(b) shall only be made with respect to allocations pursuant to Section 6.4(g) hereof to the extent the Managers reasonably determine that such allocations will otherwise be inconsistent with the economic agreement among the parties to this Agreement.

           (c) The "Nonrecourse Regulatory Allocations" consist of all allocations pursuant to Sections 6.4(a) and 6.4(e) hereof. Notwithstanding any other provision of this Agreement, other than the Regulatory Allocations, the Nonrecourse Regulatory Allocations shall be taken into account in allocating items of income, gain, loss, and deduction among the Members so that, to the extent possible, the net amount of such allocations of other items and the Nonrecourse Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the Nonrecourse Regulatory Allocations had not occurred. For purposes of applying the foregoing sentence (i) no allocations pursuant to this Section 6.5(c) shall be made prior to the Fund fiscal year during which there is a net decrease in Fund Minimum Gain, and then only to the extent necessary to avoid any potential economic distortions caused by such net decrease in Fund Minimum Gain, and (ii) allocations pursuant to this Section 6.5(c) shall be deferred with respect to allocations pursuant to Section 6.4(e) hereof to the extent the Managers reasonably determine that such allocations are likely to be offset by subsequent allocations pursuant to Section 6.4(a) hereof.

           (d) The "Member Nonrecourse Regulatory Allocations" consist of all allocations pursuant to Sections 6.4(b) and 6.4(f) hereof. Notwithstanding any other provision of this Agreement, other than the Regulatory Allocations, the Member Nonrecourse Regulatory Allocations shall be taken into account in allocating items of income, gain, loss, and deduction among the Members so that, to the extent possible, the net amount of such allocations of other items and the Member Nonrecourse Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the Member Nonrecourse Regulatory Allocations had not occurred. For purposes of applying the foregoing sentence (i) no allocations pursuant to this
      Section 6.5(d) shall be made with respect to allocations pursuant to
      Section 6.5(f) relating to a particular Member Nonrecourse Debt prior to the Fund fiscal year during which there is a net decrease in Fund Minimum Gain attributable to such Member Nonrecourse Debt, and then only to the extent necessary to avoid any potential economic distortions caused by such net decrease in Member Minimum Gain, and (ii) allocations pursuant to this Section 6.5(d) shall be deferred with respect to allocations pursuant to Section 6.4(f) hereof


                                      B-13

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      relating to a particular Member Nonrecourse Debt to the extent the
      Managers reasonably determine that such allocations are likely to be offset by subsequent allocations pursuant to Section 6.4(b) hereof.

           (e) The Managers shall have reasonable discretion, with respect to each Fund fiscal year, to (i) apply the provisions of Sections 6.5(b), 6.5(c), and 6.5(d) hereof in whatever order is likely to minimize the economic distortions that might otherwise result from the Regulatory Allocations, and (ii) divide all allocations pursuant to Sections 6.5(b), 6.5(c), and 6.5(d) hereof among the Members in a manner that is likely to minimize such economic distortions.

           (f) Any income, gain, loss, or deduction realized as a direct or indirect result of the issuance of a Fund interest by the Fund to a Member (the "Issuance Items") shall be allocated among the Members so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this agreement to each Member, shall be equal to the net amount that would have been allocated to each such Member if the Issuance Items had not been realized.

     Section 6.6 Tax Allocations: Section 704(c). In the event of a contribution of property other than cash to the Fund, income, gain, loss and deduction with respect to such contributed property shall be shared among the Members for tax purposes so as to take account of the variation between the basis of the property to the Fund and its fair market value at the time of contribution in accordance with section 704(c) of the Code. In the event the value of Fund assets is adjusted in accordance with Section 1.6 hereof and Regulations Section 1.704-1(b)(iv)(f), subsequent allocations of income, gain, loss and deductions with respect to such assets shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its book value in the same manner as under Code Section 704(c) and the Regulations thereunder.

     Section 6.7 Varying Interest in Fund. Allocations to any Member whose Interest changes during a Fund fiscal year or to any Member who is a Member for less than a full Fund fiscal year shall be made in accordance with Section 706(d) and the Treasury Regulations promulgated thereunder to take into account the Member's varying Interest in the Fund during the Fund fiscal year.

     Section 6.8 Miscellaneous.

           (a) Income and Losses of the Fund shall be allocated (but for tax purposes, only realized net income, gains and losses shall be allocated to Capital Accounts), as of each Valuation Date, as of the date of the admission of any Additional Investor pursuant to Section 9.1, upon the withdrawal of any Investor pursuant to Section 11.1 and as of each other time otherwise required by this Agreement.

           (b) The Managers shall not be personally obligated to contribute cash or other assets to the Fund to restore Capital Accounts, Adjusted Capital Account Deficits, or impaired Estimated Value Capital Accounts of Investors either during the term of the Fund or upon liquidation. The Estimated Value Capital Account of a Member shall be deemed to be impaired when it is less than (after taking into account any distribution) the amount of Capital Contributions made by such Member, minus the value of all distributions (valued as of the date of distribution in accordance with this Agreement) whether in cash or in kind, made to such Member pursuant to this Agreement.



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           (c) Except as otherwise set forth herein, each Member shall share in the Income and Losses of the Fund allocated to all Members in the ratio that the number of Shares owned by such Member bears to the number of issued and outstanding Shares. The profit and loss sharing ratios among Members shall be appropriately readjusted as of the date of the admission of any Additional Investor pursuant to this Agreement, upon the withdrawal of any Investor pursuant to Section 11.1 and as of each other time otherwise required by this Agreement.

           (d) The Managers may, in their sole discretion, allocate syndication costs and other similar costs of admission of Members among existing Members and Additional Investors so as to charge the Capital Accounts of Additional Investors with an equitable share of such costs.

           (e) Income and Losses incurred by the Fund in connection with the dissolution of the Fund and the liquidation of its assets shall be allocated so as to eliminate or reduce insofar as possible any disparity between the Capital Accounts of the Members immediately prior to liquidation and the amounts distributable to the Members in liquidation pursuant to Section 6.2 (such distributable amounts determined without regard to any allocations under this Section 6.8(e)).


                                   ARTICLE 7
                                 FUND CONTRACTS

     Section 7.1 Fund Contracts. Except as otherwise provided herein, all contracts undertaken by the Fund shall be approved by the Managers and executed by any Manager. The Members shall promptly execute (with acknowledgement, if required) at the request of the Manager, any and all instruments necessary or appropriate to ratify or confirm the authority of the Managers hereunder. So long as the Fund is required to be registered under the Investment Company Act, any contract or renewal thereof pursuant to which any person undertakes regularly to serve as an investment advisor of or principal underwriter for the Fund must be approved by the vote of a majority of Managers who are not parties to such contract or Interested Persons of any party to the contract, cast in person at a meeting called for the purpose of voting on such approval.


                                   ARTICLE 8
                       RIGHTS AND DUTIES OF THE MANAGERS

     Section 8.1 Exclusive Control. Subject to the terms and provisions of this Agreement, the Managers shall have exclusive management and control of the affairs of the Fund and shall have the power and authority to do all things necessary or appropriate to carry out the purposes of the Fund. In the Memorandum and other communications with Investors and others, the Managers may be referred to as "Directors." For their services to the Fund, Managers who are not Interested Persons may receive reasonable compensation therefor as determined by the Board of Managers, and any Manager shall be entitled to be reimbursed for any expenses enumerated in Section 8.8(c) which such Manager may have paid on behalf of the Fund, to the extent provided herein. Except as otherwise set forth in this Agreement, as to any action of the Fund, the vote of a majority of the Managers shall control.

     Section 8.2 Duties. The Managers will diligently and faithfully devote such time and effort as may be reasonably required in the management, supervision, and administration of the business of the Fund and operations of the Fund in accordance with applicable law and Section 4.1 of this Agreement.

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Without limiting the generality of the Managers' duties and obligations hereunder, the Managers, either themselves or through contracts with other parties, including without limitation the Advisor, including (to the extent permitted by applicable law and regulations) Affiliates or other related parties or entities, will cause the Fund to (i) provide office space for the Fund, (ii) provide personnel for the analysis of, investment in and liquidation from investment opportunities, (iii) maintain the books and records of the Fund and make semi-annual progress and portfolio reports to the Members, (iv) generally provide all overhead and required support for the Fund not identified in this Agreement as the obligation and expense of the Fund, and (v) have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Fund, whether or not in its immediate possession or control, and the Managers shall not employ nor permit another to employ such funds or assets in any manner except for the benefit of the Fund.

     So long as the Fund is required to be registered under the Investment Company Act, the Managers will use their best efforts to operate the Fund in compliance with the provisions of such Act and the rules and regulations promulgated thereunder.

     The Managers will use their best efforts to cause the Fund not to make any investment, incur any liability, or take any action which would result in the realization of "unrelated business taxable income" by a tax-exempt Investor within the meaning of section 512 of the Code.

     Section 8.3 Powers and Authority of the Managers. The Managers shall have full power, authority and duty (except as otherwise provided herein):

           (a) To do such acts and incur such expenses on behalf of the Fund as may be necessary or advisable in connection with the conduct of the Fund affairs, specifically including doing acts and incurring expenses necessary to (i) evaluate the management of a proposed Portfolio Company,
      (ii) assess the technology of the proposed Portfolio Company and the market for its product, (iii) monitor Portfolio Investments, (iv) sponsor forums or seminars to market interactive information and visual technologies and other related technologies to targeted industries and
      (v) assist in the management and development of Portfolio Companies by serving on or designating employees, advisors, or partners of the Managers to serve on Boards of Directors of such Portfolio Companies or otherwise;

           (b) To engage such agents, attorneys, accountants, custodians, and any other financial advisors and consultants as may be necessary or advisable for the affairs of the Fund;

           (c) To receive, buy, sell, exchange, trade and otherwise deal in and with securities and other property of the Fund;

           (d) To open, conduct and close cash accounts with brokers on behalf of the Fund and to pay the customary fees and charges applicable to transactions in all such accounts;

           (e) To open, maintain and close bank accounts and custodial accounts for the Fund and to draw checks and other orders for the payment of money;

           (f) To file, on behalf of the Fund, all required local, state and federal tax returns and other documents relating to the Fund, and if in the best interests of the Fund, cause the Fund to make or revoke if permissible, any of the elections referred to in Section 108, 709, 754 and 1017 of the Code or any similar provisions enacted in lieu thereof;

           (g) To cause the Fund to purchase or bear the cost of any insurance covering the potential liabilities of any person indemnified under
      Section 16.2;

           (h) To commence or defend litigation that pertains to the Fund or any Fund assets, provided that the Fund shall not bear the expenses of any litigation which arose as a result of bad faith, gross negligence or willful misconduct of an party indemnified under this Agreement except in accordance with Section 16.2 hereof;

           (i) To amend this Agreement by revising the Schedules hereto to reflect the name and Capital Contributions of each Investor upon the addition or withdrawal of an Investor pursuant to this Agreement;

           (j) Subject to the other provisions of this Agreement, to enter into, make and perform such contracts, agreements and other undertakings, and to do such other acts, as it may deem necessary or advisable for, or as may be incidental to, the conduct of the business contemplated by the
      Article 4, including, without in any manner limiting the generality of the foregoing, contracts, agreements, undertakings and transactions with any Member or with any other person, firm or corporation having any business, financial or other relationship with any Member or Members; provided however, such transactions with such persons and entities shall be on terms no less favorable to the Fund than are generally afforded to unrelated third parties in comparable transactions;

           (k) To sign or endorse in its own capacity on behalf of the Fund any contracts, deeds, mortgages, deeds of trust, notes, stock or other security certificates or other documents or instruments;

           (l) To respond or cause a response to be made as soon as practicable to all inquiries received from Investors concerning the operations and affairs of the Fund and supervise and coordinate all communications between the Fund and the Investors;

           (m) Subject to the provisions of this Agreement and applicable law, including without limitation the Investment Company Act and rules promulgated thereunder, to receive, along with affiliates of the Managers, the Advisor and its consultants, investment advisory fees, directors' fees or other compensation from Portfolio Companies;

           (n) To cause the Fund to pay to the Advisor a fee in the amount of one percent (1%) of the Capital Contributions of Additional Investors in return for its services in structuring and organizing the Fund;

           (o) To cause the Fund to enter into an Advisory and Management Agreement with the Advisor providing for the delegation to the Advisor of
      (i) responsibility for day-to-day management of the Fund; and (ii) responsibility for the investment activities of the Fund, in return for the management fees and compensation described in the Memorandum and set forth in such Advisory and Management Agreement; to be reduced as provided in such agreement and in Section 8.8;

           (p) To engage one or more registered broker/dealers to market the Shares through the Extended Closing Date, and to pay reasonable sales commissions therefor;

           (q) To engage one or more cash management firms to manage the idle cash of the Fund, and to pay reasonable fees therefor;

           (r) To engage First Union National Bank, N.A., or other national banking association to serve as escrow agent for the offering of Shares and as custodian of the Fund's securities and investment assets;

           (s) To determine or approve distributions to Investors; and

           (t) To determine the value of Fund assets or approve the valuations proposed by the Advisor.

     Section 8.4 Compensation from Portfolio Companies. Subject to applicable law, the Managers and their consultants and affiliates may receive consulting and investment advisory or investment banking fees, fees for serving on the boards of directors, and other compensation for services rendered to companies in which the Fund has invested, provided that all or a portion of such fees shall be remitted or credited to the Fund as provided in Section 8.10(d).

     Section 8.5 Managers to Act in Best Interests of Fund. In carrying out their duties and exercising their powers hereunder, the Managers shall exercise reasonable skill and care and use their best judgment and shall act at all times in what they deem to be the best interests of the Investors and, in the case of any conflict between the best interests of the Managers and the best interests of the Investors, the Managers shall not, any other provisions hereof to the contrary notwithstanding, act in a manner inconsistent with the best interests of the Investors or inconsistent with this Agreement. Further, subject to the preceding sentence, the Managers shall not be liable, responsible or accountable in damages or otherwise to any Investor or holder of Shares for any acts performed or omitted by it in good faith and within the scope of this Agreement. More specifically, but without limiting the generality of the preceding sentence, the Managers shall not be liable for good faith mistakes of judgment or losses due to such mistakes of any employee, broker or other agent of the Fund. Each Manager shall, however, be liable for his or her actions to the extent they are attributable to gross negligence, bad faith, willful misconduct and/or fraud.

     Section 8.6 Limitations on Powers of the Managers.

           (a) The Managers, without the prior written consent or ratification of all of the Members, shall have no authority to:

                 (i) Do any act in contravention of this Agreement or the Act;

                 (ii) Do any act which would make it impossible to carry on the ordinary business of the Fund; or

                 (iii) Possess Fund property for other than a Fund purpose or the benefit of the Fund, or commingle the funds of the Fund with the funds of any other person.

           (b) Without the consent of a Super Majority in Interest, the Managers may not:

                 (i) Admit a person as a Member of the Fund except as provided in this Agreement;

                 (ii) Permit the Fund to redeem or repurchase Shares except as may otherwise be provided in this Agreement;

                 (iii) Cause the Fund to transact business with the Managers or any Affiliate of the Managers for goods and services required in the conduct of the Fund's business (except otherwise authorized in this Agreement) unless the following conditions have been compiled with:

                       (A) The transaction is on terms competitive with those
                  that may be obtained from persons who are not Affiliates;

                       (B) Any and all such transactions are disclosed to all
                  Members;

                       (C) Any goods or services provided by the Managers or
                  their Affiliates to the Fund are pursuant to a written contract which sets forth the goods and services to be provided and the compensation to be paid, and is terminable without cause or penalty upon sixty (60) days notice; and

                       (D) The transaction shall comply with all applicable
                  law, including without limitation the Investment Company Act and rules promulgated thereunder;

                 (iv) Invest in real estate (although the Fund may invest in
            Portfolio Companies that own real estate as an incident to the conduct of their ordinary business), oil and gas, other natural resources, financial institutions or stage, movie or television shows; or

                 (v) Take any action which would cause the Fund to be treated as other than a partnership for federal income tax purposes.

           (c) In addition, without the consent of a Super Majority in Interest, neither the Managers nor any principal or partner of the Managers shall organize and commence placement of investment funds of another limited liability company, partnership or other entity with a purpose similar in substance to the purpose of the Fund or be a manager or general partner in any such entity until such time as the total contributions to the capital of the Fund have been invested in Portfolio Investments or committed for investment in Portfolio Investments. Provided, however, that the prohibitions of this subsection (c) shall not apply to Independent Managers.

           (d) Without the consent of a Majority of Investors, the Managers may not:

                 (i) Cause the Fund to change its classification as a
            closed-end company under the Investment Company Act;

                 (ii) Cause the Fund to borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons, except in each case in accordance with the recitals of policy contained in the Memorandum or in its registration statement filed under the Investment Company Act;

                 (iii) Cause the Fund to deviate from its policy in respect of concentration of its investments in the interactive media industry, deviate from any investment policy which is stated in the Memorandum or the Fund's registration statement under the Investment Company Act to be a fundamental policy changeable only by vote of Investors, or deviate from any other policy stated in the Memorandum or such registration statement to be a fundamental policy; or

                 (iv) Cause the Fund to change the nature of its business so as to cease to be an investment company (provided, however, that this clause shall not prevent the Fund from terminating or abandoning its registration as an investment company under the Investment Company Act if in the opinion of the Managers such registration is no longer required by the Investment Company Act).

     Section 8.7 Removal of a Manager. At any time other than at an annual meeting of Investors, a Super Majority of Investors shall have the right to remove any Manager from its role as manager, but only for breach of fiduciary duty, gross negligence, willful misconduct and/or fraud. At the annual meeting of Investors, all Managers shall be subject to election by majority vote of Investors as provided herein.

     Section 8.8 Advisory and Management Agreement, Management Fees and
Expenses.

           (a) The Fund has entered into an Advisory and Management Agreement (the "Advisory Agreement") with the Advisor providing for the delegation to the Advisor of the day-to-day administration of the Fund and the responsibility, subject to the authority of the Managers, for the investment activities of the Fund, including without limitation investigation and due diligence with respect to potential investments, decisions regarding investments in securities of Portfolio Companies, the exercise of any management rights the Fund may have with respect to Portfolio Companies, and the sale or other disposition of investments in Portfolio Companies. The Advisory Agreement provides for the payment to the Advisor, as full payment for management and advisory services rendered as Advisor, for facilities supplied hereunder and as full reimbursement for all expenses set forth in Section 8.8(b), beginning with the first full year of operations of the Fund, compensation at an annual rate of up to five percent (5%) of the net asset value of the Fund as follows: (i) two and one-half percent (2.5%) of the net asset value of the Fund as of the immediately preceding Valuation Date, payable on a monthly basis, and (ii) two and one-half percent (2.5%) of the net asset value of the Fund as of the immediately preceding Valuation Date, deferred and payable out of twenty percent (20%) of profits otherwise distributable to Investors as provided in the Advisory Agreement. The management fee for the first year or part thereof of the Fund was in the amount of two and one-half percent (2.5%) of Capital Contributions, prorated for the portion of the year following the initial closing of the offering of interests in the Fund. Such management fee will be prorated for any later Fund year which is not a full year based on the ratio of the number of days for which the Fund was in existence during the year to the total number of days in the year. For purposes of computing the fees for 1997, the applicable Valuation Date will take place immediately following the Merger. The portion of the management fee described in clause (i) above will be reduced to two percent (2.0%) of the net asset value of the Fund upon the formation of a new venture capital fund by W. Clay Hamner, David C. Blivin or E. Lee Bryan. One Hundred percent (100%) of any director's fees, and fifty percent (50%) of consulting fees paid to W. Clay Hamner, David C. Blivin, or E. Lee Bryan by Portfolio Companies will be remitted to the Fund to offset Fund expenses.

           (b) The Advisory Agreement provides that the Advisor shall pay out of the management fee described in Section 8.8(a), and the Fund shall not be obligated to pay, the normal general overhead and administrative operating expenses related to the Fund's investment activities, including: salaries and fringe benefits of professional, administrative, clerical, bookkeeping and secretarial personnel of the Advisor; office rental; general travel and entertainment expenses; office equipment, fire and theft insurance, heat, light, cleaning, power, water and utilities of any office space maintained by the Advisor on its own behalf or on behalf of the Fund.

           (c) The Fund has paid or shall pay for the following items: organization and offering expenses of the Fund, including the five percent (5%) commission on the sale of Shares payable to the Selling Agent and a fee equal to one percent (1%) of Capital Contributions payable to the Advisor as an organizational fee; an ongoing cash management fee payable to Sovereign Advisers, Inc. in the amount of one-half of one percent per annum of funds managed; normal operating expenses which are directly related to the Fund's investment activities, including: stationery, postage, long distance telephone calls, telexes, facsimile and copying expenses; direct expenses incurred in investigating investment opportunities; travel and entertainment expenses; dues and charges to join or participate in national or regional associations related to the targeted industries; costs of periodicals relating to the targeted industries; fees and expenses of consultants; marketing expenses (including the costs of sponsoring forums or seminars to market interactive multimedia, virtual reality and other related technologies to targeted industries; fees of attorneys, accountants, custodians, financial advisors and certain fees of consultants (as contemplated in the Memorandum), including Affiliates of the Fund or of the Managers (but fees to such related parties shall be governed by Section 8.6(b)(iii)) and expenses of the Fund's advisors and consultants; commissions, banking, brokerage, registration and private placement fees; transfer, capital and other taxes, duties and costs incurred in selling Portfolio Investments; and insurance premiums, indemnifications, costs of litigation and other extraordinary expenses. In many cases it is anticipated that expenses of making or selling Portfolio Investments may be paid or reimbursed to the Fund by the Portfolio Companies or the purchasers of such Portfolio Investments.

     Section 8.9 No Management by Investors. The Investors shall not take part in the management or control of the Fund business or have any right or authority to act for the Fund or to vote on matters other than the matters set forth in this Agreement.

     Section 8.10 Policy with Respect to Investment Opportunities and Conflicts of Interest. Each Member agrees, subject to the limitations of Sections 8.1, 8.2, 8.5, 8.6 and 8.10(b) and (c), that any other Member, the Managers and their Affiliates, and the Advisor may engage in or possess an interest in other business ventures of every kind or description, independently or with others, including, but not limited to management of other venture capital funds, investment in, financing, acquisition and disposition of securities, investment and management counseling, brokerage services, or serving as officers of any corporation, partners of any partnership, or trustees of any trust, whether or not any such activities may conflict with any interest of the Fund or any of the other Members. In addition, subject to applicable law, the Managers and their Affiliates may perform various services for the Fund's Portfolio Companies, including, but not limited to, investment banking, merger and acquisition assistance, real estate and equipment leasing, and serving as officers, directors and agents of Portfolio Companies and receive compensation therefor; subject, however, to the provision that one hundred percent (100%) of all directors' fees and fifty percent (50%) of compensation for professional services will be remitted to the Fund. The parties hereto expressly agree that neither the Fund nor the Members shall have any rights in or to such activities, or any profits derived therefrom. Without in any way limiting the foregoing:

           (a) Except as provided in Section 8.10(b) and 8.10(e), the Members, the Managers, and their respective partners, officers, directors and Affiliates shall not have any obligation or responsibility to disclose or refer any of the investment opportunities obtained through activities contemplated by this Section 8.10 to the Fund or the Members.

           (b) Subject to applicable law, including without limitation the Investment Company Act and rules promulgated thereunder, the Managers and the Advisor may cause the Fund to invest funds in any business or entity in which the Managers or the Advisor or any Affiliate of the Managers or the Advisor or any consultant holds beneficially any equity ownership; provided however, that:

                 (i) In the case of an investment in any business or entity which immediately prior to such investment is controlled by all of the Managers, as control ("Control") is determined under Rule 405 promulgated under the Securities Act of 1933, the Managers must obtain prior written consent from a Super Majority of the Investors prior to making the investment;

                 (ii) In the case of an investment in any business or entity which immediately prior to such investment is controlled by some, but not all, of the Managers or Affiliates of the Managers, as control ("Control") is determined under Rule 405 promulgated under the Securities Act of 1933, the investment must be approved by all of the Managers that do not have any beneficial interest in such business or entity.

           (c) Subject to applicable law, including without limitation the Investment Company Act and rules promulgated thereunder, the Managers or their Affiliates may invest personally in any business or entity in which the Fund holds beneficially any equity ownership provided that such investment does not result in control of such business or entity by such person or any combination of such persons.

           (d) One hundred percent (100%) of directors' fees and fifty percent (50%) of all consulting fees otherwise payable to the Advisor or its members from any Portfolio Company, which fees were generated subsequent to the time of commencement of the Fund's investment in such Portfolio Company, must be remitted to the Fund. This provision shall not apply to any salary or similar compensation paid to any individual for service to a Portfolio Company as an employee or contractor if the employment or contract relationship was established prior to the Fund's investment in the Portfolio Company.

           (e) Before the time of any investment in securities within the scope of the Fund's purpose by any Manager or Affiliate of a Manager, whose investment is on the personal behalf of such person, such person shall bring to the attention of the Managers his intention to make such investment and shall provide information necessary to enable the Managers to consider causing the Fund to invest in such investment. Such person may make such investment only (i) as a co-investment with the Fund subject to this Agreement and applicable law or (ii) after the Fund has given such person notice that it does not intend to invest in such securities.

           (f) The parties hereto hereby waive, and covenant not to sue on the basis of, any law (statutory, common law or otherwise) respecting the rights and obligations of the Members inter se which is or may be inconsistent with this Section 8.10.

     Section 8.11 Coinvestment. Subject to applicable law, the Managers and their Affiliates, and any Consultant to the Advisor may coinvest with the Fund, provided the Fund has obtained its desired investment position.


                                   ARTICLE 9
                              ADDITIONAL INVESTORS

     Section 9.1 Additional Capital Contributions and Admission of Additional Investors.

           (a) Except as provided in this Section 9.1, no additional Shares shall be sold by the Fund following the Merger.

           (b) The parties hereto authorize the Managers, without further approval of the Members, to offer and sell additional Shares through the Extended Closing Date (and as limited by Section 5.3) and to admit as Investors persons purchasing such interests ("Additional Investors") subject to the following terms:

                 (i) The Members' Capital Contributions (including those of
            Additional Investors) do not exceed $25,000,000 in the aggregate;

                 (ii) The Managers may refuse to admit any person or persons as
            Additional Investors for any reason whatsoever;

                 (iii) The offerings and sales of Shares shall terminate on the
            Extended Closing Date, if not earlier terminated;

                 (iv) The additional requirements set forth in Section 9.1(c)
            shall be satisfied; and

                 (v) Each Additional Investor investing pursuant to this
            Section 9.1(b) shall make a contribution to the capital of the Fund for his Share(s) in the manner provided in Section 5.2.

           (c) The sale of Shares and the admission of persons as Investors pursuant to Section 9.1(b) must comply with the following conditions:

                 (i) Each purchaser of one or more Shares or fractional Shares shall have executed and filed with the Fund a subscription agreement substantially similar to the forms executed by other Investors, together with such other documents and instruments as the Managers may deem necessary or desirable to effect the investment, including, but not limited to, execution of a signature page or other document making such person a party to and bound by the provisions of this Agreement;

                 (ii) Offers and sales made pursuant to Section 9.1(b) hereof shall not (i) require registration under Section 5 of the Securities Act of 1933, as amended, (ii) cause the Fund to be terminated under Section 708 of the Code; or (iii) violate this Agreement; and

           (d) Upon the admission of any Additional Investor pursuant to this Section the Managers shall amend this Agreement by revising the schedules hereto to reflect the name and capital contributions of each Additional Investor.

           (e) The admission of Investors pursuant to this Section 9.1 shall not be cause for dissolution of the Fund.

           (f) An Additional Investor shall be treated as any other Investor of the Fund for all purposes of this Agreement, including the allocations of cash distributions and profits and losses to be made under Article 6 of this Agreement.

     Section 9.2 Restrictions on Assignments.

           (a) No Investor may transfer all or any portion of such Investor's Shares without the prior written consent of the Managers, which may be withheld in the Managers' absolute discretion.

           (b) In addition to the restriction in Section 9.2(a), no transfer of any Investor's Shares shall be valid or effective unless such transfer will not:

                 (i) Constitute a violation of the registration provisions of the Securities Act of 1933, as amended, or the registration provisions of any applicable state securities provisions, or violate the Agreement;

                 (ii) Violate any federal or state laws or the rules and
            regulations of any federal or state governmental agency applicable to such transfer;

                 (iii) After such transfer, cause the Fund to be classified other than as a partnership for federal income tax purposes; or

                 (iv) When taken together with other prior transfers, result in a "termination" of the Fund for federal income tax purposes.

      The transferring Investor must give the Managers written notice of his or her desire to transfer his or her Shares or part thereof and either (A) an opinion of counsel to such transferring Investor satisfactory in form and in substance to counsel for the Fund with respect to the matters referred to in clauses (i)-(iv) above, or (B) sufficient information to allow counsel to the Fund to make the determination that the proposed transfer will not result in the consequences referred to in clauses
      (i)-(iv) above (any expenses from such determination to be paid by the transferring Investor).

           (c) Each of the Investors agrees with all other Members that he or she will not make any transfer of his or her Shares which will violate this Section 9.2, and any such purported transfer shall be invalid and of no effect. In the event of any transfer permitted by this Section which shall result in multiple ownership of any Shares, the Managers may require one or more trustees or nominees to be redesignated to represent a portion of or the entire interest transferred for the

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      purpose of receiving all notices which may be given and all payments which may be made under this Agreement, and for the purpose of exercising the rights which the transferor as an Investor had pursuant to the provisions of this Agreement.

           (d) Notwithstanding any other provision hereof, any successor shall be bound by the provisions hereof. Prior to recognizing any transfer in accordance with this Section, the Managers may require the transferring Investor to execute and acknowledge an instrument of assignment in form and substance satisfactory to the Managers and may require the Assignee to exercise or waive his right to make any payments of the transferring Investor's Capital Contribution (where applicable) and to assume all obligations of the assigning Investor. An Assignee shall be entitled to the allocations and distributions attributable to the interest assigned to him or her and to transfer and assign such interest in accordance with the terms of this Agreement; however, an Assignee who is not a Member at the time of transfer shall not be entitled to the other rights of an Investor until he or she becomes a Substituted Investor. Notwithstanding the above, the Fund and the Managers shall incur no liability for allocations and distributions made in good faith to the transferring Member until the written instrument of assignment has been received by the Fund and recorded on its books and the effective date of the assignment has passed.

           (e) No Assignee of an Investor shall become a Substituted Investor without the prior written consent of the Managers, which may be withheld in the Managers' absolute discretion. The transferring Investor and the Assignee shall also execute and acknowledge any instrument or instruments as the Manager may deem necessary or desirable to effect such admission and the Assignee shall accept, adopt and approve in writing all of the terms and provisions of this Agreement.

           (f) In the event of any Transfer or attempted Transfer of any Investor's Shares in violation of the provisions of this Section 9.2, without limiting any other rights of the Fund, the Managers shall have the right to require the withdrawal of such Investor (or his or her successors in interest) from the Fund. In the event of such withdrawal, the withdrawing Investor shall be paid for his or her Shares in accordance with the provision for payment of withdrawing Investors as set forth in Sections 11.1(b) and 11.2.

           (g) In the event that any regulation adopted under the Employee Retirement Income Security Act of 1974 ("ERISA") or any similar legislation shall require any Investor to divest itself of its interest in the Fund prior to dissolution of the Fund, or in the event that a regulatory agency or a court shall determine that, pursuant to such regulations, an Investor's continued investment in the Fund is contrary to law, then the Managers, on a best efforts basis, will seek a buyer or buyers for the interest held by such Investor.

           (h) The transfer of an Investor's interest or any part thereof and the admission of a Substituted Investor shall not be cause for dissolution of the Fund.

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                                   ARTICLE 10
                           CONSULTANTS TO THE ADVISOR

     Section 10.1 Consultants. The Managers shall be solely responsible for the management, policies and operations of the Fund, provided that the administration of the Fund and the management of the investment activities of the Fund will be delegated to the Advisor pursuant to the Advisory Agreement. It is anticipated that the Advisor will establish relationships with persons who are leaders in their technical and business fields ("Consultants") who will provide the Advisor with guidance and insight into the technologies and strategic positioning of targeted investment companies. Persons may be added or removed as Consultants from time to time by the Advisor as it deems appropriate in its sole discretion. The Advisor will be solely responsible for the administration of investment opportunities, all investment and sale decisions, and the monitoring of and rendering of assistance to Portfolio Companies, as well as all financial, reporting, administrative, overhead support and other activities for the Fund and the Advisor.

     Section 10.2 Length of Service and Removal. Each Consultant shall serve at the pleasure of the Advisor and any Consultant may be removed with or without cause at any time by the Advisor.

     Section 10.3 Meetings, Permitted Activities and Duties.

           (a) It is anticipated that the Advisor will consult, discuss and analyze general investment trends, the Portfolio Investments and proposed Portfolio Investments with its Consultants as it deems appropriate in order to utilize each Consultant's particular expertise.

           (b) Subject to applicable law, the Consultants are permitted to serve as consultants or directors to any business or entity in which the Fund holds beneficially any equity ownership.

           (c) Neither the Advisor nor the Managers shall be obligated to accept or take action with respect to any recommendation of the Consultants, and no such recommendation shall affect the rights, obligations or liabilities of any Member under this Agreement.

           (d) In his or her capacity as a Consultant, no such member shall take part in the management or control of the Fund business, and shall have no authority to act for the Fund.

           (e) The Advisor may consult from time to time with individual Consultants with respect to Portfolio Investments and prospective Portfolio Investments.

           (f) It is anticipated that the Advisor will pay certain compensation to its Consultants, expected to be in the amount of twenty percent (20%) of the accrued portion of its management fee, out of the management fees received by the Manager under the Advisory Agreement. The eligibility requirements for Consultants shall be left to the discretion of the Advisor and its agreements or other arrangements with Consultants.

           (g) The Consultants serve as consultants to the Advisor and not to the Fund or any of its Members. No Consultant shall be entitled to direct compensation from the Fund for acting in such capacity. The Advisor shall retain sole discretion, subject to the ultimate authority of the Managers with respect to the investment of the funds of the Fund, as to whether to accept or reject the advice of its Consultants, and to add or terminate Consultants. No Investor should consider any Consultant as his or her investment advisor.



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                                   ARTICLE 11
                           WITHDRAWAL OF AN INVESTOR

      Section 11.1 Withdrawal of an Investor.

           (a) An Investor may not withdraw from the Fund in whole or in part prior to dissolution of the Fund, except with the written consent of the Managers.

           (b) In the event an Investor withdraws with the written consent of the Managers, and subject to applicable law, the interest of such Investor shall be withdrawn in its entirety and such Investor's Shares shall be deemed cancelled, and the withdrawing Investor will receive an amount equal to his or her Estimated Value Capital Account as of the most recent Valuation Date as determined in Section 15.2, (less the value of distributions made to him or her by the Fund since such Valuation Date), payable as provided in Section 11.2. The Managers shall have absolute discretion to make the distribution in respect of the interest of any withdrawing Investor in cash or, at the option of the Managers, in kind, subject to Section 6.1(b). Any portion of distributions made to a withdrawing Investor in kind or pursuant to this, Section 11.1(b), shall be made ratably in proportion to the value that each security then held by the Fund, determined pursuant to Section 15.2, bears to the value of the Fund's assets as of the Section 15.1 Valuation Date; provided however, that the Managers may make a fair nonratable distribution in kind to any withdrawing Investor with the written consent of the withdrawing Investor and the consent of two-thirds (2/3) in interest of the nonwithdrawing Investors, and provided further that the Managers may withhold from distribution any securities the distribution of which would, in the Managers' judgment, cause hardship to the issuer or its parent.

           (c) Except as provided in Section 11.2, the withdrawing Investor shall not share in the profits and losses of the Fund after withdrawal from the Fund, and the schedules to this Agreement shall be revised by the Managers to reflect such withdrawal. As of the date of such Member's withdrawal, the withdrawing Investor's Capital Contribution for all purposes of this agreement shall be reduced to zero. Except as otherwise set forth herein, each remaining Investor shall thereafter share in the income, gains, and losses of the Fund attributable to the Investors as a group in the proportion that the number of Shares owned by such Investor bears to the total number of remaining issued and outstanding Shares.

           (d) Withdrawal of an Investor shall not be cause for dissolution of the Fund.

      Section 11.2 Time for Payment for Fund Interests. Any Member or representative thereof who shall become entitled or required to withdraw from the Fund or be paid the value of his or her Fund Interest pursuant to this Agreement shall be paid without interest as expeditiously as possible without causing hardship to the Fund. Except as provided below, distributions shall be completed to the extent possible within six (6) months from the accrual of the right to be paid, and in any event one-half (1/2) of such distribution shall be completed no later than six (6) months after accrual of the right to be paid, and the remainder shall be distributed no later than two (2) years from said date. Notwithstanding the above, no distribution will be made which would render the Fund insolvent, impair (within the meaning of Section 6.8(c) hereof) the Estimated Value Capital Account of any Member, or reduce the Estimated Value Capital Account of any Member below zero while any Member's Estimated Value Capital Account is above zero.

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     Section 11.3 Valuation of Withdrawing Member's Interest.  The valuation of the total amount of Fund assets attributable to an Investor withdrawing pursuant to Section 11.1 hereof shall be as of the most recent Valuation Date prior to (A) the date the Managers receive said Investor's request to withdraw, or (B) in the case of an Investor required to withdraw pursuant to Section 9.2(vi), as of the date of Transfer. The Managers shall notify the withdrawing Investor in writing of such valuation at the later of (A) the date the Managers consent to such withdrawal pursuant to Section 11.1, or (B) the date the Managers furnish the statement of value for such valuation date to all Investors provided for by Section 15.2.

                                   ARTICLE 12
                                  DISSOLUTION

     Section 12.1 No Return of Capital Contribution. No Investor shall have the right to the return of his or her capital in the Fund except as provided in Sections 6.1 and 6.2 or upon withdrawal of an Investor in accordance with
Section 11.1.

     Section 12.2 Managers Not Liable for Return of Capital. No Manager shall be personally liable for the return of Capital Contributions of Investors.

     Section 12.3 Dissolution.

           (a) The Fund shall be dissolved upon the occurrence of an event described in Section 3.1, unless the Fund is continued in accordance with the terms set forth in Section 3.1.

           (b) Upon dissolution of the Fund, its business and affairs shall be liquidated in an orderly manner. The Members acknowledge that it may not be possible to wind down the affairs of the Fund immediately after dissolution of the Fund since immediate liquidation of the assets of the Fund may be neither possible nor in the best interests of the Members. Accordingly, the Members agree that upon dissolution the Fund may remain in existence for up to two (2) years to permit an orderly winding down of the Fund's affairs and to maximize the proceeds of liquidation.

           (c) Anything to the contrary herein notwithstanding, the Managers may, subject to Section 6.2, distribute ratably in kind, upon dissolution, any assets of the Fund, but such distribution shall not occur until all liabilities of the Fund, including liabilities owing to any Members, have been satisfied.


                                   ARTICLE 13
                             WITHDRAWAL OF MANAGERS

     Section 13.1 Assignability of Interest or Withdrawal of a Manager. No Manager shall voluntarily withdraw as Manager (except that Independent Managers may withdraw at any time) or admit a new Manager to the Fund without the approval of the holders of a majority of the Shares.


                                   ARTICLE 14
                        RECORDS, ACCOUNTING AND REPORTS

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     Section 14.1 Books and Records.  The Managers shall keep or cause to be kept books and records pertaining to the Fund's business showing all of its assets and liabilities, receipts and disbursements, realized profits and losses, Capital Accounts, and Estimated Value Capital Accounts and all transactions entered into by the Fund. Such books and records of the Fund shall be kept at its principal office, and all Members and their representatives shall at all reasonable times have free access thereto for the purpose of inspecting or copying the same.

     Section 14.2 Reports.

           (a) As promptly as possible after the close of each quarter, the Managers shall cause a progress and portfolio report of the Fund (in such detail as the Manager may determine, but at a minimum summarizing new Portfolio Investments and, so long as the Fund is registered under the Investment Company Act, the information required to be furnished to Investors by such Act) to be furnished to each Member.

           (b) As promptly as possible after the close of each fiscal year of the Fund, the Managers shall cause audited financial statements to be prepared for the Fund as of the end of each such year. Such financial statements shall be prepared by a firm of certified public accountants of national standing that the Managers shall in their sole judgment employ at the Fund's expense. Within ninety (90) days after the close of the fiscal year of the Fund, a copy of a set of the financial statements, including the report of such certified public accountants, shall be furnished to each Member and shall include, as of the end of such fiscal year:

                 (i) A statement of the assets and liabilities of the Fund;

                 (ii) A statement of operations setting forth the net loss or net profit of the Fund; and

                 (iii) A statement of changes in the financial position of the
            Fund.

      The audited financial statements shall be accompanied by an overview prepared, or caused to be prepared, by the Managers of all investments held by the Fund.

           (c) In addition, the Managers shall cause such certified public accountants to supply within ninety (90) days of the close of the fiscal year of the Fund all other information necessary to enable each Member to prepare his or her income tax returns, and the Managers shall in a timely manner supply such other information as each Member may reasonably request for the purpose of enabling such Member to comply with any reporting requirements imposed by any governmental agency or authority.

           (d) As promptly as possible after the close of each fiscal year of the Fund, the Managers will prepare or cause to be prepared and furnished to each Member a statement of the net asset value of the Fund as of the most recent Valuation date, in accordance with Article 15 hereof.

     Section 14.3 Tax Accounting Methods; Periods; Elections. The Fund shall keep its financial accounting records (and the audited financial statements shall be prepared) utilizing the same methods used to report its income for income tax purposes. Unless otherwise provided in this Agreement, the determination of whether to utilize the cash or accrual method of accounting, whether to utilize

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accelerated cost recovery or another method of depreciation, and the selection among any other allowable, alternative tax accounting methods or principles shall be made by the Managers and shall be those methods and principles which are determined by it to be in the best interests of the Fund. The Fund's annual financial accounting and tax accounting period shall be the calendar year, unless another accounting period is required by the Code. The Managers may cause the Fund to make any election allowable to the Fund under the Code, including elections under Section 754 of the Code with respect to Fund distributions described in Section 734 of the Code and with respect to transfers of Fund Interests described in Section 743 of the Code.


                                   ARTICLE 15
                            VALUATION OF FUND ASSETS

     Section 15.1 Dates of Valuation. The Managers shall value the Fund assets (the "Estimated Value") as of December 31 of each year (the "Valuation Date"), until such time as all of the assets of the Fund shall have been distributed or liquidated, and shall also value any asset which is distributed in kind as of the date of distribution of such asset. The Managers shall also value the Fund assets as of the dissolution date of the Fund. In determining the value of the Fund assets, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken in consideration any amounts to be received, including items of income earned but not received, expenses incurred but not yet paid, liabilities fixed or contingent, prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase securities pursuant to agreements entered into on or prior to such valuation date.

     Section 15.2 Method of Valuation. Determination of value of securities made for any purpose under this Agreement shall be based on all relevant factors including without limitation, type of security, marketability, restrictions on disposition, subsequent purchases of the same or similar securities by other investors, pending mergers or acquisitions, and current financial position and operating results. Any determination of the value of securities made pursuant to this Section 15.2 shall be generally made as follows:

           (a) Marketable securities listed on a national securities exchange will be valued at the last sales price on the date of valuation, or in the absence of a sale on such date, at the last bid price on the date of valuation, unless the investment is subject to restrictions which warrant a discount.

           (b) Marketable securities traded in the over-the-counter market and reported on the National Association of Securities Dealers' Automated Quotations ("NASDAQ") System will be valued at the closing bid price as reported by such system, unless the investment is subject to restrictions which warrant a discount.

           (c) Marketable securities other than those reported on the NASDAQ System will be valued at the most recent sale price for such security, unless the investment is subject to restrictions which warrant a discount.

           (d) All other securities will be valued at cost or on a basis consistent with any subsequent equity-related transactions with third parties which give independent substantiation to any change in values.

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           (e) The Managers' valuation of Fund assets shall be conclusive and binding on all Members; provided however, that (i) any valuations which pursuant to the Advisory Agreement are used to calculate the net asset value of the Fund for purposes of determining the Advisor's compensation, must be approved by all Independent Managers; and (ii) if a Super Majority in Interest objects to any valuation, the Managers shall attempt to determine an alternative value. If the Managers and a Super Majority in Interest cannot agree on an alternative value, the valuation shall be submitted to arbitration by an appraiser selected by the senior ranking officer of the National Association of Venture Capitalists. If the National Association of Venture Capitalists shall cease to exist or shall fail to select an appraiser, such contested valuation shall be submitted to arbitration in Durham County, North Carolina in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect, except that to be qualified, an arbitrator must have substantial experience with investing in and making evaluations of early stage companies. The determination of the arbitrators with respect to such contested valuation shall be binding on all Members.


                                   ARTICLE 16
                                 MISCELLANEOUS

     Section 16.1 Representations and Warranties of Investors. Each Investor, by execution of the Original Fund I Operating Agreement or the Original Fund II Operating Agreement (or in the case of Additional Investors, by execution of a subscription agreement adopting this Agreement), has represented and warranted and represents and warrants to every other Member and to the Fund:

           (a) That he, she or it is acquiring the Shares for purposes of investment only, for his or her own account and not with the view to resell or to distribute the same or any part thereof, and that no other person has any interest in such Investor's interest or in the rights of such Investor hereunder other than as a stockholder in or partner of such Investor;

           (b) That he, she or it is an "accredited investor" as defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended; and

           (c) That he, she or it has had the opportunity to ask questions of and receive answers from the Managers and persons authorized to act on behalf for the Fund concerning the terms of this investment.

     Section 16.2 Indemnification of the Members, Managers and Affiliates. All Members, each Manager and the Affiliates of each such Manager, and each Consultant to the Advisor, shall be the persons and entities ("Persons") entitled to indemnification as hereinafter provided in this Section. Any Person entitled to indemnification shall be indemnified to the fullest extent permitted by law by the Fund against any cost, expense (including attorneys' fees), judgment and/or liability reasonably incurred by or imposed upon such Person in connection with any action, suit or proceeding (including any proceeding before any administrative or legislative body or agency) to which such Person may be made a party or otherwise involved or with which such Person shall be threatened by reason of being or having been associated with the Fund; provided however, that no Person shall be so indemnified with respect to any matter as to which such Person shall have been adjudicated to have acted in gross negligence, bad faith, engaged in reckless actions which evidenced a conscious disregard for the consequences of those actions, or committed willful misconduct or fraud. Any indemnification hereunder shall be made by the Fund only

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as authorized in the specific case upon a determination that indemnification of the Person is proper in the circumstances because such Person has met the applicable standard of conduct set forth above. The right of indemnification granted by this Section 16.2 shall be in addition to any rights to which the Person seeking indemnification may otherwise be entitled and shall inure to the benefit of the successors, assigns, executors or administrators of the Members. Each Person indemnified hereunder shall each have the right to select his, her or its own attorney upon a reasonable showing by such Person that counsel for the Fund cannot adequately represent such Person's interests; provided however, if indemnification of two or more Persons results or may result from a common matter, then such Persons shall be required to use the same counsel, except in the event of a conflict of interest of such counsel. Subject to Section 8.5, no Person entitled to indemnity hereunder shall satisfy any right of indemnity or reimbursement granted in this Section 16.2, or to which they may be otherwise entitled, except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnity or reimbursement. Any obligation to an indemnified Person under this Section shall be deemed, until paid, a debt of the Fund to such Person, and shall be repaid in full before any distributions (or further distributions) are made to Members pursuant to any of the provisions of this Agreement. The indemnification hereunder shall not extend to the tax consequences resulting to any Person from his investment in or association with the Fund.

     Section 16.3 Amendment of Operating Agreement. This Agreement may be amended, in whole or in part, by the Managers with the written consent of a Super Majority in Interest, provided that (i) the Managers must give prior written notice of any proposed amendment to all Members, which notice sets forth the text of the proposed amendment; (ii) no amendment shall be adopted without the consent of all such Members which would (A) cause the Fund or any successor to cease to be a limited liability company under the Act, (B) extend the term of the Fund (except as otherwise permitted herein), (C) substantially limit or expand the Managers' power hereunder or otherwise materially increase Investors' obligations or diminish their rights hereunder or (D) provide for amendment to this Section 16.3; and (iii) no approval of the Investors shall be required to amend the Agreement upon admission of Additional or Substituted Investors.

     Section 16.4 Notices. Notices which may or are required to be given hereunder by any party to another shall be in writing and deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, or given by telex or telegram, addressed to the respective parties at their addresses set forth on the schedules hereto in the case of the Investors and set forth as the address of the principal office of the Fund in the case of the Managers or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of the Investors and to the individual Investors in the case of the Managers. Notices to and from Investors with foreign addresses shall be given by telex and confirmed in writing. Notices shall be deemed to have been given when deposited in the United States mail within the Continental United States or transferred by telex or telegram.

     Section 16.5 Agreement Binding Upon Successors and Assigns. Except as herein otherwise specifically provided, this Agreement shall inure to the benefit of and shall be binding upon the heirs, executors, administrators or other representatives, successors and assigns of the respective parties hereto.

     Section 16.6 Fiscal Year. The fiscal year of the Fund shall be the calendar year, unless the Managers in their sole discretion and with the prior approval of the Internal Revenue Service consents to another fiscal year-end, or unless the Managers, after consultation with their advisors, determine that a different fiscal year-end is required by the Code.

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     Section 16.7 Governing Law.  This Agreement and the rights of the Members hereunder, shall be governed by and construed in accordance with the laws of the State of North Carolina. In the event any Investor decides to institute legal action arising our of a dispute under the terms of this Agreement, such action shall be instituted only in a court of competent jurisdiction in the State of North Carolina. If the Fund is the party instituting such action, the Investor against whom such action is instituted agrees to submit to the personal jurisdiction of such Court.

     Section 16.8 Attorney's Fees. In the event any Member brings legal action to enforce any provisions of this Agreement, the Member or Members (or Fund) who do not prevail in such legal action shall pay the prevailing Member or Members the reasonable attorneys' fees or costs of the prevailing Member or Members which have been incurred in such action.

     Section 16.9 Consents. Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

     Section 16.10 Other.

           (a) All references to the masculine herein shall include the neuter and the feminine.

           (b) The captions and titles preceding the text of each Section hereof shall be disregarded in the construction of the Agreement.

           (c) This Agreement may be executed in counterparts, each of which shall be deemed to be an original hereof.


                                   ARTICLE 17
                 MEETINGS OF INVESTORS AND ELECTION OF MANAGERS

     Section 17.1 Meetings.

           (a) An annual meeting of Investors shall be held on the second Wednesday in May of each year, or at such other time as shall be determined by the Managers, for the following purposes:

               (i) The election of the Board of Managers;

              (ii) The approval of certain advisory agreements;

             (iii) The selection of the Fund's certified public accountants; and

              (iv) The transaction of such other business as may come before the meeting.

           (b) Special meetings of the Investors for any purpose may be called by the Managers and shall be called by the Managers upon receipt of a request in writing signed by the holders of fifty percent (50%) or more of the Shares. Such request shall state the purpose of the proposed meeting and the matters proposed to be acted upon at the meeting. Such meeting shall be held in Durham, North Carolina at such place as may be designated by the Managers, or, if called upon

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      the request of other Investors, a place within North Carolina as designated by such other Investors.

           (c) A notice of any such meeting shall be given either personally or by mail, not less than five (5) days nor more than fifty (50) days before the date of the meeting, to each Investor at such Investor's address as set forth on the schedules hereto. Such notice shall be in writing, and shall state the place, date, and hour of the meeting, and shall indicate that it is being issued at or by the direction of the Managers or Investors calling the meeting. The notice shall state the purpose or purposes of the meeting. If the meeting is adjourned to another time or place, and if any announcement of the adjournment of time or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting except to those Investors not in attendance at the meeting. The presence in person or by proxy of Investors holding more than fifty percent (50%) of the outstanding Shares shall constitute a quorum at all meetings of the Investors which shall be the number of Investors required for any meeting; provided, however, that if there be no such quorum, Investors holding a majority of the Shares so present or so represented may adjourn the meeting from time to time, until a quorum shall have been obtained. No notice of the time, place, or purpose of any meeting of Investors need be given to any Investor who attends in person or is represented by proxy (except when the Investor attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened), or to any Investor entitled to such notice who, in writing (executed and filed with the records of the meeting, either before or after the time thereof) waives such notice.

           (d) For the purpose of determining the Investors entitled to vote on, or to vote at, any meeting of the Company or any adjournment thereof, the Managers may fix, in advance, a date as the record date for any such determination of Investors. Such date shall not be less than five (5) days nor more than fifty (50) days before any such meeting.

           (e) Each Investor may authorize any person or persons to act for him by proxy in all matters in which an Investor is entitled to participate, whether by waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Investor or his attorney-in-fact. No proxy shall be valid after the expiration of eleven
      (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Investor executing it.

           (f) Unless otherwise provided herein with respect to a particular matter, the affirmative vote of a Majority of Investors shall be required to carry any motion properly before the Investors.

     Section 17.2 Election of Managers. At the annual meeting of Investors, the Investors shall elect the members of the Board of Managers. The persons receiving the highest number of votes shall be deemed to have been elected, provided, however, that at least forty percent (40%) of the members of the Board of Managers must be Independent Managers. The term of each Manager shall expire at the next annual meeting of Investors following the Manager's election or upon such Manager's death, resignation or removal as provided herein.

     Section 17.3 Vacancies. Except as otherwise provided by law, any vacancy occurring in the Board of Managers may be filled by the affirmative vote of a majority of the remaining Managers. If a vacancy must be filled by an Independent Manager to meet the requirement herein that at least 40% of the Managers be Independent Managers, such vacancy may be filled only by a person who has been selected and proposed for election by a majority of the remaining Independent Managers, and except in the case of a vacancy occurring as a result of the death, disqualification or bona fide resignation of an Independent Manager, must be elected by the Investors as provided herein.

     Section 17.4 Post-Merger Board of Managers. It is acknowledged that upon the effectiveness of the Merger, the Board of Managers shall consist of the following individuals:


                  W. Clay Hamner
                  David C. Blivin
                  E. Lee Bryan
                  Terry Sanford         (Independent Manager)
                  Wayne M. Rogers       (Independent Manager)
                  Scott Anderson        (Independent Manager)
                  Paul J. Coleman, Jr.  (Independent Manager)


     Section 17.5 Action by Written Consent. Any action of the Investors may be taken without a meeting upon the written consent of the Investors holding a number of Shares sufficient to approve such action at a duly called meeting of Investors. Any proxy executed by an Investor which directs a vote in favor of a particular action, whether delivered in contemplation of a meeting of Investors or otherwise, shall be deemed to be the Investor's consent to such action for purposes of this Section unless it expires or is revoked by such Investor prior to the time a sufficient number of consents are procured to authorize the action in question.

     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.



[Adoption by former Fund I Investors made by vote of a Super Majority thereof at a meeting of Fund I Investors dated _____________; adoption by former Fund II Investors made by vote of a Super Majority thereof at a meeting of Fund II Investors dated ___________; and adoption by Additional Investors to be made by separate Subscription Agreements]

                                   SCHEDULE 1

                 Names and Addresses of Former Fund I Investors

                                   SCHEDULE 2

                Names and Addresses of Former Fund II Investors

                                   SCHEDULE 3

                  Names and Addresses of Additional Investors

           [to be completed upon admittance of Additional Investors]

                                                                      APPENDIX C



                  SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
                       2525 MERIDIAN PARKWAY, SUITE 300A
                         DURHAM, NORTH CAROLINA  27713

                              APPOINTMENT OF PROXY

     THIS APPOINTMENT OF PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints David C. Blivin, CPA and E. Lee Bryan and each of them proxies, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Southeast Interactive Technology Fund I, LLC. ("Fund I"), to be held at 10:00 a.m., on Friday, August 8, 1997 at ____________________________, North Carolina, and at any
adjournments thereof, to vote the number of shares which the undersigned would be entitled to vote if present in person in such manner as such proxies may determine, and to vote on the following proposals as specified below by the undersigned.

     1. To approve an Agreement and Plan of Merger and amended Operating Agreement pursuant to which (i) Southeast Interactive Technology Fund II, LLC ("Fund II") would be merged with and into Fund I and (ii) each shareholder of Fund II would receive one share of Fund I in exchange for each share of Fund II held thereby:

           FOR  _____ AGAINST  _____ ABSTAIN  _____

     2. Election of Directors:

           FOR  _____ AGAINST  _____ FOR ALL EXCEPT  _____


NOMINEES:     Scott Anderson, David C. Blivin, E. Lee Bryan, Paul J. Coleman,
              Jr., W. Clay Hamner, Wayne M. Rogers, Terry Sanford
INSTRUCTION:  To withhold authority to vote for any individual nominee mar "For
              All Except" and write that nominee's name in the space provided:


     3. To ratify the appointment of Price Waterhouse LLP as the independent public accountants of Fund I for the year ending December 31, 1997:

           FOR  _____ AGAINST  _____ ABSTAIN  _____

     The shares represented by this proxy will be voted as directed above. In the absence of any direction, such shares will be voted by the proxies "FOR" the proposal. Please sign exactly as your name(s) appear on this card. If shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleas sign in partnership name by authorized person.

                                      Date:  ______________, 1997

                                      _____________________________
                                      Shareholder sign above

                                      _____________________________
                                      Co-holder (if any) sign above

                 SOUTHEAST INTERACTIVE TECHNOLOGY FUND II, LLC
                       2525 MERIDIAN PARKWAY, SUITE 300A
                         DURHAM, NORTH CAROLINA  27713


                              APPOINTMENT OF PROXY



     THIS APPOINTMENT OF PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints David C. Blivin, CPA and E. Lee Bryan and each of them proxies, with power of substitution, to represent the undersigned at the Special Meeting of Shareholders of Southeast Interactive Technology Fund II, LLC. ("Fund II"), to be held at 10:00 a.m., on Friday, August 8, 1997 at ____________________________, North Carolina, and at any
adjournments thereof, to vote the number of shares which the undersigned would be entitled to vote if present in person in such manner as such proxies may determine, and to vote on the following proposals as specified below by the undersigned.

      PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF MERGER PURSUANT TO WHICH (I) FUND II WOULD BE MERGED WITH AND INTO SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC ("FUND I") AND (II) EACH SHAREHOLDER OF FUND II WOULD RECEIVE ONE SHARE OF FUND I IN EXCHANGE FOR EACH SHARE OF FUND II HELD THEREBY.

      FOR  _____ AGAINST  _____ ABSTAIN  _____

     The shares represented by this proxy will be voted as directed above. In the absence of any direction, such shares will be voted by the proxies "FOR" the proposal.

     Please sign exactly as your name(s) appear on this card. If shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleas sign in partnership name by authorized person.

                                            Date:  ______________, 1997

                                            _____________________________
                                            Shareholder sign above

                                            _____________________________
                                            Co-holder (if any) sign above